SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                            FORM 8-K


           Current Report Under Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 15, 1998


                     FUTURE PETROLEUM CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


Utah                                  0-8609                   87-0239185
(State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)       File Number)          Identification No.)


     2351 West Northwest Highway
     Suite 2130, Dallas, Texas                             75220
   (Address of Principal Executive Offices)               (Zip Code)


Registrant's Telephone Number, including Area Code:    (214) 350-7602


                                  N/A
           (Former name, former address, and formal fiscal year, if changed since last report)





          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On October 15, 1998, Future Petroleum Corporation (the "Company") completed the acquisition of oil and gas properties in five (5) transactions to complement its existing properties. Such acquisitions included the following:

             (1) A 100% working interest in the Cross Creek Field located in Harris and Montgomery Counties, Texas, was acquired from Bargo Energy Resources, Ltd., a Texas limited partnership and a principal shareholder of the Company ("Bargo"). On the same date, Bargo had acquired such properties from Chevron U.S.A., Inc., a Pennsylvania corporation. The effective date of the acquisition was October 1, 1998.

             (2) An interest in the Gin Unit located in Dawson County, Texas, was acquired from NCI Properties, Ltd., a Texas limited partnership. The effective date of the acquisition was August 1, 1998.

             (3) An additional interest in the Shawnee Townsite Unit located in Pottawatomie County, Oklahoma, was acquired from NCI 1990, Ltd., NCI Reserves, Ltd., NCI Properties, Ltd., Southwest Sulphur & Oil, Inc., Wayne Newkumet, and Castello Enterprises, Inc. The effective date of the acquisition was August 1, 1998.

             (4) Interests in the NE Limes Field located in Live Oak County, Texas, the Candy Field located in San Patricio County, Texas, the Sand Hills Field located in Crane County, Texas, the Bruce Roy Field located in Wharton County, Texas, the Bluitt Field located in Roosevelt County, New Mexico, and the N. Yellow Creek Field located in Wayne and Clark Counties, Mississippi, were acquired from Bargo Energy Company, a Texas corporation and affiliate of Bargo, and TJG Investments, Inc., a Texas corporation of which Tim J. Goff, a director of the Company, is the president. The effective date of the acquisition was September 1, 1998.

             (5) An interest in the Buna Field located in Jasper County, Texas, was acquired from Pledger Partners, Ltd., a Texas limited partnership and affiliate of Bargo. The effective date of the acquisition was September 1, 1998.

     The primary producing formations include Wilcox in the Cross Creek Field, the Gin Sand in the Gin Unit, the Skinner in the Shawnee Townsite Unit, the Wilcox in the NE Limes Field, the Frio in the Candy Field, the Tubb and McKnight in the Sand Hill Field, the Yegua in the Bruce Roy Field, the Wolfcamp in the Bluitt Field, the Pilot Sand in the N. Yellow Creek Field, and the Wilcox in the Buna Field. The properties include interests in 78 producing oil and natural gas wells.

     As of September 1, 1998, the properties have aggregate estimated proved reserves of 791 thousand barrels of oil and 19.407 billion cubic feet of natural gas, or 24.153 billion cubic feet equivalent.

     The aggregate purchase price for the assets and interests acquired was $11.1 million in cash, 280,000 shares of the Company's common stock, and promissory notes in the aggregate principal amount of $4,000,000 payable to Bargo Energy Company and TJG Investments, Inc. The Company financed the cash portion of the purchase price of the properties by increasing the borrowing base under the credit agreement with Bank of America established in August 1998 and borrowing such funds from Bank of America. The promissory notes issued to Bargo Energy Company and TJG Investments, Inc., carry a 10% per annum interest rate. Under the terms of the notes the Company will make quarterly payments of interest only until December 31, 2003, at which time all unpaid principle and accrued interest will be due and payable. At the option of the Company, the Company may elect not to pay the first seven quarterly payments of interest on the notes, in which event the unpaid interest will be added to principal. The Company may prepay the notes at anytime without penalty. The notes are secured by all of the properties and interests acquired, as well as the other assets of the Company and its subsidiaries, subject to the priority interest of Bank of America in all such assets.

     Except for the relationships described below, the terms of the purchase were the result of arm's length negotiations.

     Because of the existing relationships of several of the members of the board of directors with certain of the selling parties or their affiliates, certain members of the board of directors of the Company abstained from the voting on the approval of the transaction when deemed necessary. Because of their relationship with Bargo, Tim J. Goff and Thomas D. Barrow abstained from voting on the matter relating to the acquisition of the Cross Creek properties described in item (1) above; because of their relationship with Bargo Energy Company and TJG Investments, Inc., Tim J. Goff and Thomas D. Barrow abstained from voting on the matter relating to the acquisition of the properties described in item (4) above; because of their relationship with Bargo, Tim J. Goff, Thomas D. Barrow, D. Martin Phillips, and Gary R. Petersen abstained from voting on the approval of the Buna property described in item (5) above; on all other matters, the disinterested members of the board of directors unanimously approved the terms of the transactions and believe them to be fair to the Company from a financial point of view.

                ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


a) Financial statements required by this item will be filed by amendment as soon as practicable, but no later than 60 days after the filing of this report on Form 8-K.

c)     Exhibits

The following exhibits are included as part of this report:

         SEC
Exhibit  Reference
Number   Number               Title of Document                      Location
-------- ----------  ---------------------------------------          ---------
Item 10  Material Contracts
--------------------------------------------------------------------------------
10.01    10          Purchase and Sale Agreement between Bargo       This filing
                     Energy Company ("BEC") and TJG Investments, Inc.
                    ("TJG"), as Sellers, and the Company, as Buyer,
                     dated October 15, 1998

10.02    10          Promissory Note of the Company payable to BEC   This filing
                     in the principal amount of $3,397,600, dated
                     October 15, 1998

10.03    10          Promissory Note of the Company payable to TJG   This filing
                     in the principal amount of $602,400, dated
                     October 15, 1998

10.04    10          Purchase and Sale Agreement between Pledger     This filing
                     Partners, Ltd., as Seller, and the Company, as Buyer, dated October 15, 1998

10.05    10          Purchase and Sale Agreement between NCI         This filing
                     Reserves, Ltd., Southwest Sulfur & Oil, Inc.,
                     Wayne Newkumet, and Castello Enterprises, Inc., as Sellers, and the Company, as Buyer, dated
                     October 15, 1998

10.06    10          Purchase and Sale Agreement between NCI         This filing
                     Properties, Ltd., as Seller, and the Company, as Buyer, dated October 15, 1998

10.07    10          Purchase and Sale Agreement between Bargo       This filing
                     Energy Resources, Ltd. ("Bargo"), as Seller, and the Company, as Buyer, dated October 15, 1998

10.08    10          First Amendment to Master Subordination         This filing
                     Agreement by and among Bank of America and Energy Capital Investment Company PLC ("ECIC"),
                     EnCap Equity 1994 Limited Partnership ("EnCap"),
                     BEC, and TJG, dated October 15, 1998

10.09    10          Subordination Agreement by and among Bank of    This filing
                     America and ECIC, EnCap, BEC, and TJG, dated
                     October 15, 1998

10.10    10          Intercreditor and Collateral Agency Agreement   This filing
                     by and among ECIC, EnCap, BEC, and TJG, dated
                     October 15, 1998

10.11    10          Renewal Promissory Note of the Company payable  This filing to ECIC dated October 15, 1998

         SEC
Exhibit  Reference
Number   Number               Title of Document                       Location
-------- ----------  ---------------------------------------          ---------
Item 10  Material Contracts
--------------------------------------------------------------------------------


10.12    10          Renewal Promissory Note of the Company payable  This filing to EnCap dated October 15, 1998

10.13    10          Second Amendment to Pledge Agreement between    This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and the Company, Future Energy Corporation
                    ("Future Nevada"), and Future Petroleum
                     Corporation ("Future Texas"), as debtors, dated
                     October 15, 1998

10.14    10          Second Amendment to Guaranty between ECIC,      This filing
                     EnCap, BEC and TJG, as sellers, and Future
                     Nevada, Future Texas, BMC Development No. 1
                     Limited Partnership ("BMC"), Future Acquisition
                     1995, Ltd. ("Future 1995"), as guarantors, dated
                     October 15, 1998

10.15    10          First Amendment to Guaranty between ECIC,       This filing
                     EnCap, BEC and TJG, as sellers, and NCI-Shawnee
                     Limited Partnership ("NCI-Shawnee"), as
                     guarantor, dated October 15, 1998

10.16    10          First Amendment to Security Agreement between   This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and NCI-Shawnee, as debtor, dated October 15, 1998

10.17    10          First Amendment to Guaranty between ECIC,       This filing
                     EnCap, BEC and TJG, as sellers, and Future Cal-
                     Tex Corporation ("Future Cal-Tex"), as
                     guarantor, dated October 15, 1998

10.18    10          First Amendment to Security Agreement between   This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and Future Cal-Tex, as debtor, dated October 15, 1998

10.19    10          Second Amendment to Security Agreement between  This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and the Company, Future Nevada, Future Texas,
                     Future 1995, and BMC, as debtors, dated October
                     15, 1998

                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  October 30, 1998

                                   FUTURE PETROLEUM CORPORATION


                                   By /s/ B. Carl Price, President


                          EXHIBIT INDEX

         SEC
Exhibit  Reference
Number   Number               Title of Document                      Location
-------- ----------  ---------------------------------------          ---------
Item 10  Material Contracts
--------------------------------------------------------------------------------
10.01    10          Purchase and Sale Agreement between Bargo       This filing
                     Energy Company ("BEC") and TJG Investments, Inc.
                    ("TJG"), as Sellers, and the Company, as Buyer,
                     dated October 15, 1998

10.02    10          Promissory Note of the Company payable to BEC   This filing
                     in the principal amount of $3,397,600, dated
                     October 15, 1998

10.03    10          Promissory Note of the Company payable to TJG   This filing
                     in the principal amount of $602,400, dated
                     October 15, 1998

10.04    10          Purchase and Sale Agreement between Pledger     This filing
                     Partners, Ltd., as Seller, and the Company, as Buyer, dated October 15, 1998

10.05    10          Purchase and Sale Agreement between NCI         This filing
                     Reserves, Ltd., Southwest Sulfur & Oil, Inc.,
                     Wayne Newkumet, and Castello Enterprises, Inc., as Sellers, and the Company, as Buyer, dated
                     October 15, 1998

10.06    10          Purchase and Sale Agreement between NCI         This filing
                     Properties, Ltd., as Seller, and the Company, as Buyer, dated October 15, 1998

10.07    10          Purchase and Sale Agreement between Bargo       This filing
                     Energy Resources, Ltd. ("Bargo"), as Seller, and the Company, as Buyer, dated October 15, 1998

10.08    10          First Amendment to Master Subordination         This filing
                     Agreement by and among Bank of America and Energy Capital Investment Company PLC ("ECIC"),
                     EnCap Equity 1994 Limited Partnership ("EnCap"),
                     BEC, and TJG, dated October 15, 1998

10.09    10          Subordination Agreement by and among Bank of    This filing
                     America and ECIC, EnCap, BEC, and TJG, dated
                     October 15, 1998

10.10    10          Intercreditor and Collateral Agency Agreement   This filing
                     by and among ECIC, EnCap, BEC, and TJG, dated
                     October 15, 1998

10.11    10          Renewal Promissory Note of the Company payable  This filing to ECIC dated October 15, 1998

10.12    10          Renewal Promissory Note of the Company payable  This filing to EnCap dated October 15, 1998

10.13    10          Second Amendment to Pledge Agreement between    This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and the Company, Future Energy Corporation
                    ("Future Nevada"), and Future Petroleum
                     Corporation ("Future Texas"), as debtors, dated
                     October 15, 1998

10.14    10          Second Amendment to Guaranty between ECIC,      This filing
                     EnCap, BEC and TJG, as sellers, and Future
                     Nevada, Future Texas, BMC Development No. 1
                     Limited Partnership ("BMC"), Future Acquisition
                     1995, Ltd. ("Future 1995"), as guarantors, dated
                     October 15, 1998

10.15    10          First Amendment to Guaranty between ECIC,       This filing
                     EnCap, BEC and TJG, as sellers, and NCI-Shawnee
                     Limited Partnership ("NCI-Shawnee"), as
                     guarantor, dated October 15, 1998

10.16    10          First Amendment to Security Agreement between   This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and NCI-Shawnee, as debtor, dated October 15, 1998

10.17    10          First Amendment to Guaranty between ECIC,       This filing
                     EnCap, BEC and TJG, as sellers, and Future Cal-
                     Tex Corporation ("Future Cal-Tex"), as
                     guarantor, dated October 15, 1998

10.18    10          First Amendment to Security Agreement between   This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and Future Cal-Tex, as debtor, dated October 15, 1998

10.19    10          Second Amendment to Security Agreement between  This filing
                     ECIC, EnCap, BEC and TJG, as secured parties, and the Company, Future Nevada, Future Texas,
                     Future 1995, and BMC, as debtors, dated October
                     15, 1998


                              EXHIBIT 10.01

                        PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT dated October 15, 1998, is made by and between BARGO ENERGY COMPANY, a Texas general partnership, and TJG INVESTMENTS, INC., a Texas corporation (herein collectively called "Seller"), and FUTURE PETROLEUM CORPORATION, a Utah corporation ("Buyer");

                         W I T N E S E T H:

      WHEREAS, Seller desires to sell, assign and convey to Buyer, and Buyer desires to purchase and accept certain oil and gas properties and related assets; and

     WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:


                               ARTICLE I

                        Definitions and References

     Section 1.1. Certain Defined Terms. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the section, subsections or other subdivisions referred to below:

     "Affiliate" shall mean, when used with respect to another person, any person directly or indirectly controlling, controlled by or under common control with such other person.

     "Agreement" shall mean this Agreement, as hereafter changed, amended or modified in accordance with the terms hereof.

     "Asserted Defects" shall have the meaning assigned to such term in Section 7.1(a).

     "Assignment" shall have the meaning assigned to such term in Section
9.2(a).

     "Base Cash Portion" shall have the meaning assigned to such term in
Article III.

     "Base Purchase Price" shall have the meaning assigned to such term in
Article III.

     "Basic Documents" shall have the meaning assigned to such term in Section 4.7.

     "Borrowing Base" shall have the meaning assigned to such term in the Senior Credit Facility.

     "Change of Control" shall mean the occurrence of either of the following events: (a) any person or two or more persons acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act, and including holding proxies to vote for the election of directors other than proxies held by Buyer's management or their designees to be voted in favor of persons nominated by Buyer's Board of Directors) of 33% or more of the outstanding voting securities of Buyer, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of Buyer); provided, however, that any acquisition of beneficial ownership by Bargo Energy Company, EnCap Equity 1994 Limited Partnership, or EnCap Equity 1994 Limited Partnership or their respective affiliates shall not effect a change of control hereunder; or (b) one-third or more of the directors of Buyer shall consist of persons not nominated by Buyer's Board of Directors (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders agreements, voting trust arrangements or similar arrangements, exclusive of that certain Shareholders' Agreement dated August 14, 1998, by and among Buyer, Bargo Energy Resources, Ltd., Carl Price, Don Wm. Reynolds, Energy Capital Investment Company PLC and EnCap Equity 1994 Limited Partnership).

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 9.1.

     "Collateral" shall mean all property of any kind which is subject to a Lien in favor of Seller or which, under the terms of any Security Document, is purported to be subject to such a Lien.

     "Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

     "Consolidated" refers to the consolidation of any person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such person and its properly consolidated subsidiaries.

     "Default" shall mean an Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

     "Defects" shall have the meaning assigned to such term in Section 7.1(b).

     "Effective Date" shall have the meaning assigned to such term in Section 9.2(a).

     "Engineering Report" shall mean the engineering report referenced in
Section 14.2(d).

     "Event of Default" shall have the meaning assigned to such term in Section 16.1.

     "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and all rules and regulations promulgated under such Act.

     "Fiscal Quarter" shall mean a three-month period ending on March 31, June 30, September 30 and December 31 of any year.

     "Fiscal Year" shall mean the twelve-month period ending on December 31 of any year.

     "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

     "Indebtedness" of any person means Liabilities in any of the following categories: (a) Liabilities for borrowed money; (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services; (c) Liabilities evidenced by a bond, debenture, note or similar instrument; (d) Liabilities which would under GAAP be shown on such person's balance sheet as a liability, and is payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations);
(e) Liabilities arising under futures contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts, other derivative contracts, or similar agreements; (f) Liabilities constituting principal under leases capitalized in accordance with GAAP; (g) Liabilities arising under conditional sales or other title retention agreements; (h) Liabilities owing under direct or indirect guaranties of Liabilities of any other person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection; (i) Liabilities (for example, repurchase agreements) consisting of an obligation to purchase securities or other property, if such Liabilities arises out of or in connection with the sale of the same or similar securities or property; (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor; (k) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such person or for the creation of which such person directly or indirectly received payment), or (l) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor; provided, however, that the "Indebtedness" of any person shall not include Liabilities that were incurred by such person on ordinary trade terms to vendors, suppliers, or other persons providing goods and services for use by such person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor.

     "Liabilities" shall mean, as to any person, all indebtedness, liabilities and obligations of such person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

     "Lien" shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to such creditor or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows him to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale Agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or Agreement or otherwise, but excluding any right of offset which arises without Agreement in the ordinary course of business. "Lien" shall also mean any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

     "Material Adverse Change" means a material and adverse change to (a) Buyer's and its Subsidiaries' Consolidated financial condition, (b) the operations or properties of Buyer and its Subsidiaries, considered as a whole,
(c) Buyer's ability to timely pay the Obligations, or (d) the enforceability of the material terms of this Agreement or any other Note Document.

     "Note" shall have the meaning assigned to such term in Article III.

     "Note Document" shall mean this Agreement, the Note, the Security Documents, and all other agreements, certificates, documents, commitments and writings at any time delivered in connection herewith or therewith.

     "Obligations" shall mean all Liabilities owing Seller under of pursuant to this Agreement, the Note or any of the other Note Documents.

     "Oil and Gas Properties" shall have the meaning assigned to such term in
Article II.

     "Other Acquisitions" shall mean the transactions contemplated under the following documents: (a) that certain Purchase and Sale Agreement between Buyer and NCI Properties, Ltd., dated October 15, 1998, in respect of the Gin Unit, Dawson County, Texas; (ii) that certain Purchase and Sale Agreement between Buyer and NCI 1990, Ltd., et al, in respect of the Shawnee Townsite Unit, Pottawatomie County, Oklahoma; and (iii) that certain Purchase and Sale Agreement dated October 15, 1998, between Buyer and Pledger Partners, Ltd., in respect of the Buna Field, Jasper County, Texas.

     "Other Subordinated Indebtedness" shall mean the Indebtedness of Buyer under that certain Note Restructuring Agreement dated August 14, 1998, by and among Buyer, Energy Capital Investment Company PLC and EnCap Equity 1994 Limited Partnership.

     "PDP Reserves" shall mean Proved Reserves which are categorized as both "Developed" and "Producing" in the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

     "PDP Reserves to Debt Ratio" shall mean the ratio obtained by dividing (a) the pre-income tax value of projected net revenues attributable to the PDP Reserves of Buyer set forth in the most recent Engineering Report utilizing a 10% discount rate, by (b) Buyer's total outstanding Indebtedness.

     "Permitted Investment" shall mean any investment, loan, advance, guaranty or capital contribution by Buyer or any Subsidiary in any of the following: (a) properties or assets to be used in the ordinary course of business of Buyer and its Subsidiaries; (b) current assets arising from the sale of goods and services in the ordinary course of business of Buyer and its Subsidiaries; (c) investments in one or more of Buyer's Subsidiaries or in any person that concurrently with such investment becomes a Subsidiary; (d) any marketable obligation maturing not later than one year after the date of acquisition therefor, issued or guaranteed by the United States of America or by any agency of the United States of America which has the full faith and credit of the United States of America; (e) commercial paper which is given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and (f) any demand deposit or time deposit (including certificates of deposit and money market or sweep accounts) with a commercial bank or trust company organized and doing business under the laws of the United States of America or any state thereof which has capital, surplus and undivided profits of at least $250,000,000, provided that such deposit must be either payable on demand or mature not more than twelve months from the date of investment therein.

     "Properties" shall have the meaning assigned to such term in Article II.

     "Purchase Price" shall have the meaning assigned to such term in Article
III.

     "Restricted Payment" shall mean any Distribution (as defined below) in respect of Buyer or any Subsidiary thereof (other than on account of capital stock or other equity interests of a Subsidiary owned legally or beneficially by Buyer or another Subsidiary), including any Distribution resulting in the acquisition by Buyer of securities that would constitute treasury stock. As used in this definition, "Distribution" shall mean, in respect of any corporation, partnership or other business entity (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, partnership or other business entity (except distributions in such stock or other equity interest) and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

     "Seller Disclosure Schedule" shall mean a schedule delivered by Seller to Buyer on the date hereof which sets forth additional information regarding the representations and warranties of Seller contained herein and information called for hereby.

     "Security Documents" shall mean the documents listed in Exhibit 1.1-- Security Documents and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore or hereafter delivered by Buyer or any Subsidiary thereof to Seller in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any of Buyer's or its Subsidiaries' other duties and obligations under the Note Documents.

     "Senior Credit Facility" shall mean that certain Credit Agreement between Buyer, as borrower, and Bank of America National Trust and Savings Association, as lender, dated as of August 14, 1998.

     "Senior Lender" shall mean the lender under the Senior Credit Facility.

     "Subsidiary" shall mean, with respect to any person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such person

     Section 1.2.  References, Titles and Construction.

     (a) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

     (b) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

     (c) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

     (d) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

     (e) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

     (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

     (g) The word "or" is not intended to be exclusive and the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

     (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

     (i)     All references herein to "$" or "dollars" shall refer to U.S.
Dollars.

     (j) Exhibits 1.1--Security Documents, II, III, and 9.2(a) are attached hereto. Each such Exhibit is incorporated herein by reference for all purposes and references to this Agreement shall also include such Exhibit unless the context in which used shall otherwise require.

                              ARTICLE II

                  Property to be Sold and Purchased

     Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

     (a) All of Seller's right, title and interest in and to those properties described in Exhibit II attached hereto and made a part hereof for all purposes;

     (b) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the oil, gas and other minerals in and under or that may be produced from the lands described in Exhibit II hereto (including, without limitation, interests in oil, gas and/or mineral leases covering such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals);

     (c) All rights, titles and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations and/or declarations) relating to the Properties described in paragraphs (a) and (b) above;

     (d) All rights, titles and interests of Seller in and to all presently existing and valid production sales (and sales related) contracts, operating agreements, and other agreements and contracts which relate to any of the Properties described in paragraphs (a), (b) and (c) above, or which relate to the exploration, development, operation, or maintenance thereof or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto);

     (e) All rights, titles and interests of Seller in and to all machinery, equipment, improvements and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment), and all easements, rights-of-way, surface leases and other surface rights, all permits and licenses, and all other appurtenances being used or held for use in connection with, or otherwise related to, the exploration, development, operation or maintenance of any of the Properties described in paragraphs (a), (b) and (c) above, or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto); and

     (f) All of Seller's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting records), seismic records and surveys, gravity maps, electric logs, geological or geophysical data and records, and other files, documents and records of every kind and description which relate to the Properties described above and which are not subject to privilege or prohibition on disclosure.

     The properties and interests specified in the foregoing paragraphs (a), (b) and (c) are herein sometimes collectively called the "Oil and Gas Properties," and the properties and interests specified in the foregoing paragraphs (a), (b),
(c), (d), (e) and (f) are herein sometimes collectively called the "Properties".

     Notwithstanding anything in this Agreement or the Assignment to the contrary, the following items are not included among the Properties and are not to be conveyed to Buyer; however, omission of an item from this list shall not be construed to suggest that the item is among the Properties:

     (a) Seller's accounts, rights to payment, trade credits, rights of reimbursement, liens, security interests, claims and causes of action, of any character or description, arising out of or related to the Properties and attributable to acts, omissions or events which occurred before the Effective Date;

     (b) Seller's general office and field equipment and supplies, including, without limitation, computers and peripheral equipment; copies; communication equipment; tools; vehicles; and those items listed on Section 1 of the Sellers' Disclosure Schedule;

     (c) Seller's proprietary computer software, trade secrets and other intellectual property; and

     (d) Seller's interests under insurance policies, bonds and indemnity agreements.


                              ARTICLE III

                            Purchase Price

     In consideration of the sale of the Properties by Seller to Buyer, Buyer shall pay to Seller at Closing an aggregate purchase price (the "Base Purchase Price") consisting of the following:

     (a) $3,000,000 cash (the "Base Cash Portion"), subject to adjustments contemplated by Section 7.2, below (the Base Cash Portion of the Purchase Price shall be payable to TJG Investments, Inc. in the amount of $451,800 and to Bargo Energy Company in the amount of $2,548,200);

     (b) a promissory note in the original principal amount of $602,400, in the form of the instrument attached hereto as Exhibit III(b); and

     (c) a promissory note in the original principal amount of $3,397,600, in the form of the instrument attached hereto as Exhibit III(c) (the notes described in Section 3(b) and in this Section 3(c) are herein collectively called the "Note").

     (The Base Purchase Price, as so adjusted, and as the same may be otherwise adjusted by the mutual agreement of the parties, being called the "Purchase Price").


                                ARTICLE IV

              Representations and Warranties of Seller

     Section 4.1. Organization and Existence. Seller is a general partnership duly formed and validly existing under the laws of the State of Texas.

     Section 4.2. Power and Authority. Seller has full partnership power and partnership authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of Seller.

     Section 4.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by
(a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 4.4. Non-Contravention. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will (a) conflict with or result in a violation of any provision of the partnership agreement or other governing instruments of Seller, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Seller, or
(d) violate any applicable law, rule or regulation binding upon Seller.

     Section 4.5. Approvals. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 4.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Seller is a party which materially adversely affect the Properties or affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.7. Basic Documents. All material contracts and agreements, licenses, permits and easements, rights-of-way and other rights-of-surface use comprising any part of or otherwise relating to the Properties (such material contracts, agreements, licenses, permits, easements, rights-of-way and other rights-of-surface use being herein called the "Basic Documents"), are in full force and effect and constitute valid and binding obligations of the parties thereto. Seller is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under the Basic Documents, and (to the best of Seller's knowledge) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists, to the extent such breach or default (whether by Seller or such a third party) could materially adversely affect the operation, value or use of any Oil and Gas Property or the Buyer after the Effective Date. All payments owing by Seller under Basic Documents have been and are being made (timely, and before the same became delinquent) by Seller in all material respects (and, where the non-payment of same by a third party could materially adversely affect the operation, value or use of an Oil and Gas Property after the Effective Date, have been and are being made, to Seller's knowledge, by such third parties). For the purposes of the representations contained in this Section (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of Seller under a Basic Document, shall be considered material.

     Section 4.8. Commitments, Abandonments or Proposals. Except as set forth in Section 4.8 of the Seller Disclosure Schedule: (a) Seller has made no commitments to make expenditures (including, without limitation, Seller has not entered into any agreements that would obligate Seller to make expenditures), in connection with the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of existing wells on the Oil and Gas Properties under the terms of the Basic Documents; (b) Seller has not abandoned any wells (or removed any material items of equipment, except those replaced by items of equal suitability and value) on the Oil and Gas Properties since the Effective Date; and (c) no proposals are currently outstanding (whether made by Seller or by any other party) to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations for which consent is required under the applicable operating agreement, or to conduct any other operations other than normal operation of existing wells on the Oil and Gas Properties under the terms of the Basic Documents, or to abandon any wells, on the Oil and Gas Properties.

     Section 4.9. Production Sales Contracts. Seller is presently receiving a price for all production from (or attributable to) each Oil and Gas Property covered by a Basic Document as computed in accordance with the terms of such contract, and is not having deliveries of gas from any Oil and Gas Property subject to a Basic Document curtailed substantially below such property's delivery capacity.

     Section 4.10.  Plugging and Abandonment.  Except for wells listed in
Section 4.10 of the Seller Disclosure Schedule, to the best of Seller's information and belief there are no shut in wells located on the Oil and Gas Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned, and except for wells drilled to depths not included within the Oil and Gas Properties or within units in which the Oil and Gas Properties participate which have never been completed in such depths.

     Section 4.11. Licenses and Permits. To Seller's knowledge, Seller has all governmental licenses and permits necessary or appropriate to own and operate the Properties as presently being owned and operated, and such licenses, permits and filings are in full force and effect, and Seller has not received written notice of any violations in respect of any such licenses or permits.

     Section 4.12. Tax Partnerships. No Oil and Gas Property is subject to (or has related to it) any tax partnership.

     Section 4.13. Payment of Expenses. All expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all severance, production, ad valorem, windfall profit and other similar taxes) and liabilities relating to the ownership or operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller.

     Section 4.14. Compliance with Laws. The ownership and operation of Properties, to the extent that non-conformance could adversely affect the operation, value or use thereof after the Effective Date (or otherwise affect Buyer), has been in conformity, in all material respects, with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, relating to the Properties. Without in any way limiting the foregoing representations, the Properties are not in violation of (or subject to any existing, pending or, threatened investigation or inquiry by any governmental authority, or to any remedial obligations under) any applicable laws, rules, regulations or orders pertaining to health or the environment, including those relating to waste materials or hazardous substances (hereinafter sometimes collectively called "applicable environmental laws"). Also without limitation of the foregoing, all oil and gas wells comprising a part of the Properties have been drilled and completed within the boundaries of the applicable leases or within limits otherwise permitted by a valid and enforceable pooling, unit, or other agreement or contract or by applicable law, and no well comprising a part of the Properties is or was subject to any penalty on allowables after the Effective Date because of any over-production (or any other judgments, orders or decrees of any court or governmental authority or agency) which would (or did) prevent such well from being entitled to its full legal and regular allowable (as prescribed by any court or governmental body or agency) from and after the Effective Date.

     Section 4.15. Operated Properties. Seller has listed in Section 4.15 of the Seller Disclosure Schedule all of the Oil and Gas Properties (in this Section, the "Operated Properties") where Seller or an Affiliate thereof serves as operator, for itself and such other parties (in this Section, "non-operators"). Seller holds no funds advanced by a non-operator as pre-payment of estimated future costs). All proceeds of production which Seller disburses (except proceeds attributable to interests being held in suspense in accordance with prudent industry practice) have been, and are being, accounted for under appropriate division orders, transfer orders or similar documents signed by, or otherwise clearly binding on, the parties receiving such proceeds. To the best of Seller's knowledge, Seller has been correctly accounting to such third parties for such proceeds of production.

     Section 4.16.  Disclaimer of Warranties and Waiver of Consumer Rights.

     (a) Buyer has had the opportunity to conduct all investigations concerning the Properties that it deems appropriate and has exclusively relied for all purposes on its own investigations and the advice of its employees, attorneys and other consultants. Seller disclaims any representation or warranty that reserve estimates, decline rates, recompletion or development possibilities, projected prices, costs, taxes and any other characteristic of the Properties as reflected in materials made available to Buyer by Seller, or in any materials from any other source, are complete, accurate or free from contrary interpretation. EXCEPT AS STATED IN ARTICLE IV OF THIS AGREEMENT OR THE ASSIGNMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, CONCERNING THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, NO REPRESENTATIONS OR WARRANTIES OF (i) MERCHANTABILITY, (ii) FITNESS FOR A PARTICULAR PURPOSE, (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) CONDITION, OR (v) TITLE. ALL PROPERTIES WILL BE CONVEYED AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION, LOCATION AND STATE OF REPAIR.

     (b) Buyer acknowledges that the properties have been used for the exploration, development and production of oil, gas, associated hydrocarbons and other minerals. Buyer acknowledges that there may have been spills of crude oil, produced water or other materials in the past. Buyer also acknowledges that some wells and equipment may contain asbestos or naturally occurring radioactive materials ("NORM"). Buyer understands that NORM may attach itself to the inside of wells, materials and equipment as scale or in other forms, that wells, materials and equipment among the properties may contain NORM and that the NORM-containing materials may be buried or otherwise disposed of on the Properties. Buyer acknowledges that special procedures may be required to remove and dispose of asbestos and NORM.

     (c)     BUYER WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE
PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER.



                               ARTICLE V

                  Representations and Warranties of Buyer

     Section 5.1. Organization and Existence. Buyer is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation, and is qualified to do business in the State of Utah.

     Section 5.2. Power and Authority. Buyer has full corporate power and corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Buyer.

     Section 5.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by
(a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 5.4. Non-Contravention. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not
(a) conflict with or result in a violation of any provision of the charter or bylaws or other governing instruments of Buyer, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Buyer, or (d) violate any applicable law, rule or regulation binding upon Buyer.

     Section 5.5. Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 5.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.7. Knowledgeable Purchaser. Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act (and the rules and regulations pertaining thereto) or a distribution thereof in violation of any other applicable securities laws.

     Section 5.8. SEC Filings. Except as otherwise disclosed to Seller, Buyer is current in its obligations to file all periodic reports and proxy statements with the Commission required to be filed under the Exchange Act. Buyer's Annual Report on Form-10KSB for the year ended December 31, 1997, Buyer's Form 8-K/A filed on February 27, 1998, Buyer's Quarterly Reports on Form-10QSB for the quarters ending March 31, 1998 and June 30, 1998, respectively, Buyer's Form 8-K/A filed on August __, 1998 and Buyer's Proxy Statement relating to the 1995, 1996, 1997, and 1998 Annual Meeting of Shareholders (collectively, the "SEC Documents") are all of the documents the Buyer was required to file with the Commission since January 1, 1998. As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to such SEC Documents.
The SEC Documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing. The audited Consolidated financial statements and unaudited Consolidated interim financial statements of Buyer included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto; present fairly in all material respects, in conformity with GAAP applied on a consistent basis, the Consolidated financial position of Buyer as of the dates thereof and its Consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of the unaudited interim financial statements and the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act and the rules promulgated thereunder); and are in all material respects in accordance with the books of account and records of Buyer and its subsidiaries. There are no material liabilities of Buyer (contingent or otherwise), other than as disclosed in the SEC Documents and the financial statements included therein and except as contemplated by the Senior Credit Facility.



                               ARTICLE VI

                        Closing of Transaction

     Section 6.1. The Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place in the offices of Thompson & Knight, P.C., at 1700 Chase Tower, 600 Travis Street, Houston, Texas, at 10:00 a.m. Central Daylight Time, on October 15, 1998, or at such other date and time as the Buyer and Seller may mutually agree upon (such date and time being herein called the "Closing Date").

     Section 6.2. Seller's Closing Obligations. At the Closing, Seller shall:

     (a) execute, acknowledge and deliver to Buyer an assignment of the Properties (the "Assignment"), in the form attached hereto as
Exhibit 9.2(a), effective as to runs of oil and deliveries of gas as of 7:00 o'clock a.m. local time at the location of the respective
Properties on September 1, 1998 (the "Effective Date");

     (b) deliver to Buyer a copy of the resolutions or consent adopted or otherwise executed by the partners of Seller authorizing Seller to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder;

     (c) to the extent requested by Buyer, execute and deliver to Buyer (i) letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties, and, (ii) an affidavit or other certification (as permitted by such code) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder); and

     (d) execute a closing statement reflecting all adjustments to the Purchase Price made as of Closing.

     Section 6.3.  Buyer's Closing Obligations.  At the Closing, Buyer shall:

     (a) deliver to Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount equal to the Cash Portion of the Purchase Price;

     (b)     execute and deliver to Seller the Note and the Security
Documents;

     (c) deliver a copy of the resolutions adopted by the board of directors of Buyer authorizing Buyer to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the secretary or assistant secretary of Buyer; and

     (d) execute a closing statement reflecting all adjustments to the Purchase Price made as of Closing.

     Section 6.4. Delivery of Files. No later than 15 days after the Closing, Seller shall deliver to Buyer such of Seller's contract files, lease and other title files, production files, well files and other files pertaining to the ownership and/or operation of the Properties as Buyer may request.

     Section 6.5 Filings and Compliance. At Closing, Seller and Buyer shall execute Form P-4's, and any other forms required by the Railroad Commission or other governmental authority which relate to the transfer of operations, specifically identifying all wells among the Properties for which Buyer assumes sole responsibility for operations, including plugging. Immediately after Closing, Buyer shall file with the Railroad Commission of Texas all forms signed at closing and shall take all steps required to obtain Railroad Commission approval of Buyer as operator of those Properties for which it assumes operations, including, without limitation, obtaining a Commission-approved bond or other form of financial security required under Sections 91.103 - 91.107 of the Texas Natural Resources Code covering the wells included among the Properties. Buyer shall immediately furnish Seller with copies of all such filings made with the Railroad Commission and shall immediately notify Buyer if issues arise concerning Railroad Commission approval of Buyer as operator. After Closing, Buyer shall place and maintain all wells among the Properties in compliance with Railroad Commission rules, shall own, operate and use the Properties in a good and workmanlike manner and shall comply with all federal, state and local laws, rules, regulations, order, permits and decrees.



                               ARTICLE VII

                     Certain Accounting Adjustments.

     Section 7.1. Adjustments. Appropriate adjustments shall be made between Buyer and Seller so that (a) all expenses (including, without limitation, all drilling costs, all capital expenditures, and all overhead charges under applicable operating agreements, and all other overhead charges actually charged by third parties) which are incurred in the operation of the Properties after the Effective Date will be borne by Buyer, and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced from the Oil and Gas Properties after the Effective Date will be received by Buyer, and (b) all expenses which are incurred in the operation of the Properties before the Effective Date will be borne by Seller and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom before the Effective Date will be received by Seller. It is agreed that, in making such adjustments: (i) oil which was produced from the Oil and Gas Properties and which was, on the Effective Date, stored in tanks located on the Oil and Gas Properties (or located elsewhere but used to store oil produced from the Oil and Gas Properties prior to delivery to oil purchasers) and above pipeline connections shall be deemed to have been produced before the Effective Date (it is recognized that such tanks were not gauged on the Effective Date for the purposes of this Agreement and that determination of the volume of such oil in storage will be based on the best available data, which may include estimates), and (ii) ad valorem taxes assessed with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), and (iii) no consideration shall be given to the local, state or federal income tax liabilities of any party.

     Section 7.2  Closing and Post-Closing Accounting Settlements.

     (a) At or before Closing, the parties shall determine, based upon the best information reasonably available to them, the amount of the adjustments provided for in Section 7.1. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit, for the amount of such excess, against the Cash Portion of the Purchase Price to be paid at Closing, and, if the converse is true, Buyer shall pay to Seller, at Closing (in addition to amounts otherwise then owed), the amount of such excess.


     (b) On or before 90 days after Closing, Buyer and Seller shall review any additional information which may then be available pertaining to the adjustments provided for in Sections 7.1, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the adjustments made at Closing, or to correct errors made in such adjustments) should be made beyond those made at Closing, and shall make any such adjustments by appropriate payments from Seller to Buyer or from Buyer to Seller. Following such additional adjustments, no further adjustments shall be made under this Article VII.


                               ARTICLE VIII

     Section 8.1 Assumptions. Upon Closing, Buyer assumes and agrees to discharge:

     (a) all obligations and liabilities to plug, abandon, remove and dispose of all wells, pipelines, equipment and improvements located on the Properties at or after the Effective Date, and all obligations and liabilities to restore the surface and subsurface;

     (b) all obligations and liabilities arising before or after the Effective Date under applicable environmental laws, including, without limitation, all obligations and liabilities to dispose of or properly handle NORM, hazardous materials and wastes located on the Properties at or after the Effective Date;

     (c) all obligations and liabilities related to any production, pipeline, storage, processing or other production-related imbalance existing at or after the Effective Date;

     (d) all obligations and liabilities related to the custody, administration and disbursement of suspended funds attributable to the Properties which are transferred to Buyer at Closing;

     (e) all obligations and liabilities arising under consents, preferential rights to purchase, rights of first refusal or similar rights which were not exercised before Closing; and

     (f) all other obligations and liabilities related to the Properties of which Buyer has actual or constructive notice before or after the Closing Date and which arise out of acts, omissions or conditions related to ownership, operation or use of the Properties after the Effective Date, including, without limitation, all obligations and liabilities contained in any instrument or agreement described in this Agreement, and those arising under any law, rule, regulation, order, permit or decree of any governmental authority.

     Section 8.2  Indemnities.


     (a) To the extent permitted by law, Buyer shall indemnify and hold Seller, its affiliated companies, directors, officers, stockholders partners, employees, agents, successors and assigns, harmless from and against all claims, demands, losses, damages, costs (including reasonable attorney's fees and all other costs of litigation), liabilities and causes of action ("Damages") caused by or arising out of (i) any act, omission or condition related to ownership, operation or use of the Properties after the Effective Date, (ii) Buyer's breach of any of its representation or obligations in this agreement, (iii) matters assumed by Buyer under section 8.1, and (iv) any third party's use or reliance for any purpose on information or materials made available to Buyer in connection with the Properties or this Agreement, including, without limitation, reserve reports and related materials.

     (b)     To the extent permitted by law, an except with respect to
(i) matters of which Buyer had actual or constructive notice at or before Closing, (ii) matters assumed by Buyer under Section 8.1, and (iii) matters within the scope of Section 8.2(a), Seller shall indemnify and hold Buyer, its affiliated companies, directors, officers, stockholders, partners, employees, agents, successors and assigns, harmless from and against all Damages asserted by third parties and governmental agencies, caused by or arising out of (i) Seller's operation, ownership or use of the Properties before the Effective Date, and (ii) Seller's breach of any of its representations or obligations in this Agreement.

     Section 8.3  Limitations of Liability.

     (a) Following Closing, all of Seller's liabilities to Buyer under this Agreement and under the Assignment, other than accounting adjustments contemplated by Section 10.1, shall be remedied only by payment of actual money damages and shall be limited as provided in this Section 8.3. Buyer waives all legal and equitable remedies after Closing, and releases Seller from all Damages, other than those described in Section 8.2(b) and this
Section 8.3.

     (b) Seller shall have no obligation or liability to Buyer arising out of this Agreement or the Assignment unless Buyer gives Seller written notice of potential obligation or liability on or before April 15, 1999. To be effective, the notice must include an adequate explanation of the basis for obligation or liability. If the preceding condition is satisfied, Seller shall have liability to Buyer only for the amount by which the value of all obligations or liabilities to Buyer exceed $350,000 but are less than $1,500,000. Seller shall have no obligation or liability to Buyer if the value of all obligations or liabilities asserted is less than $350,000, nor shall Seller have any obligation or liability for any amount by which the asserted obligations or liabilities exceed $1,500,000.

     (c) Notwithstanding anything contained herein to the contrary, the liabilities and obligations of the parties comprising Seller under this Agreement shall be several and not joint or joint and several.

                               ARTICLE IX

                              Casualty Loss


     In the event of damage by fire or other casualty to the Properties after the Effective Date and prior to the Closing, of which Buyer had no actual or constructive notice before Closing, then (unless Buyer and Seller shall otherwise agree) in such event Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, any and all insurance claims relating to such loss, and Buyer shall take title to the Property affected by such loss without reduction of the Purchase Price.

                                ARTICLE X

                         Prepayments of the Note

     Section 10.1. Optional Prepayments. Buyer may, upon five business days' notice to the holder of the Note, from time to time and without premium or penalty prepay the Note, in whole or in part, so long as the aggregate amount of each partial prepayment of principal on the Note equals at least $100,000 or any higher integral multiple of $100,000. Each prepayment of principal under this Section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. All principal and interest prepaid pursuant to this Section shall be in addition to, but not in lieu of, all payments otherwise required to be paid under the Note Documents at the time of such prepayment.

     Section 10.2. Prepayments on the Sale of Assets. In the event that Buyer or any Subsidiary thereof sells, transfers or otherwise assigns any oil, gas or other mineral property to a third party for cash (in this Section, a "Subject Property"), Buyer shall, no later than two business days after such sale, transfer or assignment is consummated, make a prepayment of the Note in an amount equal to the Designated Amount. As used in this Section, the following terms shall have the respective meanings assigned to them below:

     "Borrowing Base" shall have the meaning assigned to such term in Senior Credit Facility.

     "Designated Amount" shall be equal to A plus B, where "A" is equal to the PV-10 Value of the Subject Property minus the attendant reduction in the Borrowing Base under the Senior Credit Facility as a result of the sale or disposition of the Subject Property, and where "B" is equal to 20% of the Excess Proceeds.

     "Excess Proceeds" shall mean, when used with respect to a Subject Property, the cash proceeds received by Buyer in connection with the sale, transfer or other disposition of such Subject Property minus the PV-10 Value of such Subject Property.

     "PV-10 Value" shall mean, when used with respect to a Subject Property, the pre-federal income tax present value of projected net revenues attributable to the PDP Reserves assigned to the Subject Property in the most recent Engineering Report utilizing a 10% discount rate.

     Any amounts so received by the holder of the Note shall be applied first against any accrued but unpaid interest on such note and second against the outstanding principal amount of such note.

     Section 10.3. Prepayments Upon the Occurrence of a Liquidity Event. Upon receipt by Buyer of cash as a result of a Liquidity Event (as defined below), Buyer shall, no later than two business days thereafter, make a prepayment of the Note in an aggregate amount equal to 50% of the Net Proceeds. As used in this Section the following terms shall have the respective meanings assigned to them below:

     "Liquidity Event" shall mean a public or private offering by Buyer of equity or debt securities for cash (exclusive, however, of any offering of securities by Buyer in connection with any merger or consolidation of Buyer with another entity).

     "Net Proceeds" shall mean the aggregate cash proceeds received by Buyer as a result of the Liquidity Event minus (a) the transaction costs incurred by Buyer in connection with such Liquidity Event and (b) that portion of the cash proceeds paid by Buyer to the Senior Lender under the terms of the Senior Credit Facility.

     Any amount so received by the holder of the Note shall be applied first against any accrued but unpaid interest on such note and second against the outstanding principal amount of such note.

    Section 10.4. Mandatory Prepayments Allocable among Subordinate Creditors. The mandatory prepayments provided for in Sections 10.2 and 10.3, above, shall be allocable among all Subordinate Creditors as defined and in the manner set forth in that certain Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement") of even date herewith by and between Energy Capital Investment Company PLC, et al., as Subordinate Creditors, and EnCap Equity 1994 Limited Partnership, as Collateral Agent, such that prepayments required under Section 10.2 and similar provisions with other Subordinate Creditors shall not exceed 20% of Excess Proceeds in the aggregate and prepayments required under Section 10.3 and similar provisions with other Subordinate Creditors shall not exceed 50% of Net Proceeds in the aggregate

                               ARTICLE XI

                     Affirmative Covenants of Buyer

     To induce Seller to enter into this Agreement, Buyer warrants, covenants and agrees that until the full and final payment of the Obligations, unless Seller has previously otherwise agreed:

     Section 11.1. Payment and Performance. Buyer will pay all amounts due under the Note in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in this Agreement. Buyer will cause each of its Subsidiaries to observe, perform and comply with every such term, covenant and condition.

     Section 11.2. Books, Financial Statements and Reports. Buyer and each of its Subsidiaries will at all times maintain full and accurate books of account and records. Buyer will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to Seller at Buyer's expense:

     (a) As soon as available, and in any event within ninety-five (95) days after the end of each Fiscal Year, complete Consolidated financial statements of Buyer together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by independent certified public accountants selected by Buyer and acceptable to Seller, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

     (b) As soon as available, and in any event within sixty (60) days after the end of each Fiscal Quarter, Buyer's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of Buyer's earnings and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments. In addition Buyer will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in a form reasonably acceptable to Seller signed by the chief financial officer of Buyer stating that such financial statements are accurate and complete (subject to normal year-end adjustments) and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

     (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by Buyer to its stockholders and all registration statements, periodic reports and other statements and schedules filed by Buyer with any securities exchange, the Commission or any similar governmental authority.

     (d) Annually within 115 days after the end of each Fiscal Year beginning with the Fiscal Year ending December 31, 1998, a report containing
(i) an estimation of the oil and gas reserves, classified by appropriate categories, as of the end of the preceding Fiscal Year attributable to the interest of the Buyer therein, (ii) a projection of the rate of production of and net income from such reserves with respect to such interest, (iii) a calculation of the present worth of such net income discounted at a rate of 10%, and (iv) a schedule or complete description of all assumptions, estimates and projections made or used in the preparation of such report. Each such report shall be prepared by an independent petroleum engineer acceptable to Seller in accordance with customary and generally accepted standards and practices for petroleum engineers, and shall be based on (1) prices used by Houston Energy Banks, as reported by Madison Energy Advisors, Inc., escalated at a rate not to exceed 3% per annum, (2) lease operating expenses and production taxes derived from and consistent with those actually incurred by Buyer, escalated at the same rate, if any, being applied to prices, and (3) such other assumptions as shall be reasonably acceptable to Seller.

     (e) Promptly, such other information with respect to the business and operations of Buyer and its Subsidiaries, as Seller may reasonably request.

     Section 11.3. Notice of Material Events and Change of Address. Buyer will promptly notify Seller in writing, stating that such notice is being given pursuant to this Agreement, of:

     (a)  the occurrence of any Material Adverse Change,

     (b)  the occurrence of any Default,

     (c) the acceleration of the maturity of any indebtedness owed by Buyer or any Subsidiary thereof or of any default by any Buyer or any such Subsidiary under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

     (d) any claim of $100,000 or more, any notice of potential liability under any environmental laws which might exceed such amount, or any other material adverse claim asserted against Buyer or any Subsidiary thereof or with respect to Buyer or any of such Subsidiary's properties, and

     (e) the filing of any suit or proceeding against Buyer or any Subsidiary thereof in which an adverse decision could cause a Material Adverse Change.

     Upon the occurrence of any of the foregoing Buyer and any Subsidiary thereof will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration or default, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Buyer will also notify Seller in writing at least twenty business days prior to the date that Buyer or any Subsidiary thereof changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting Seller to prepare the same.

     Section 11.4. Maintenance of Properties. Buyer and each of its Subsidiaries will maintain, preserve, protect, and keep all Collateral and all other property used or useful in the conduct of its business in good condition and in compliance with all applicable laws, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

     Section 11.5. Maintenance of Existence and Qualifications. Buyer and each of its Subsidiaries will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not cause a Material Adverse Change.

     Section 11.6. Payment of Trade Liabilities, Taxes, etc. Buyer and each of its Subsidiaries will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (c) pay when due all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other persons providing goods and services used by it in the ordinary course of its business; (d) pay and discharge when due all other Liabilities now or hereafter owed by it; and (e) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Buyer and each of its Subsidiaries may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

     Section 11.7. Insurance. Buyer and each of its Subsidiaries will keep or cause to be kept insured by financially sound and reputable insurers its properties in such forms and amounts and against such risks as are customary for persons engaged in the same or similar business of owning and operating similar properties. Upon demand by Seller any insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Seller as its interests may appear and (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without fifteen days prior notice to Seller.

     Section 11.8. Compliance with Agreements and Law. Buyer and each of its Subsidiaries will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Buyer and each of its Subsidiaries will conduct its business and affairs in compliance with all laws applicable thereto.

     Section 11.9. Agreement to Deliver Security Documents. Buyer agrees to deliver and to cause each of its Subsidiaries to deliver, to further secure the Note whenever requested by Seller in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to it for the purpose of granting, confirming, and perfecting liens or security interests in any real or personal property now owned or hereafter acquired by Buyer and any such Subsidiary.

     Section 11.10. Perfection and Protection of Security Interests and Liens. Buyer will from time to time deliver, and will cause each of its Subsidiaries from time to time to deliver, to Seller any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Buyer or any such Subsidiary in form and substance satisfactory to Seller, which they request for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

     Section 11.11. Designation of Agent for Sale. If either (a) the Note has not been paid in full within the two-year period commencing at Closing, or
(b) the PDP Reserves to Debt Ratio is less than 1.0 to 1.0 at any time after Closing for a period of 180 consecutive days, Buyer agrees (i) that upon the written request of the Collateral Agent for the Subordinate Creditors under the Intercreditor Agreement, it will retain a person designated by such Collateral Agent for the express purpose of locating a buyer for all or substantially all of the assets of Buyer (which person shall be retained on terms generally customary in the industry for transactions of this type), (ii) that if a person is so designated, Buyer will cooperate and otherwise act in good faith in connection with the efforts of such person in locating a buyer and (iii) that if a prospective buyer or buyers are located, Buyer will consider in good faith any offer(s) tendered by them and, if a determination is made to accept any offer, to use its reasonable best efforts to obtain any necessary consent(s) of the Senior Lender or other third parties to any such sale.


                            ARTICLE XII

                    Negative Covenants of Buyer

     To induce Seller to enter into this Agreement, Buyer warrants, covenants and agrees that until the full and final payment of the Obligations, unless Seller has previously otherwise agreed:

     Section 12.1. Indebtedness. Neither Buyer nor any Subsidiary thereof will in any manner owe or be liable for Indebtedness except:

     (a)     the Obligations;

     (b)     the Senior Credit Facility;

     (c)     the Other Subordinated Indebtedness;

     (d) obligations under operating leases entered into in the ordinary course of Buyer's or its Subsidiaries' business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects;

     (e) Indebtedness owed by Buyer or any Subsidiary thereof which is subordinated to the Obligations upon terms and conditions satisfactory to Seller in its sole and absolute discretion;

     (f) purchase money Indebtedness in an aggregate principal amount not to exceed $200,000 at any time, provided that the original principal amount of any such Indebtedness shall not be in excess of the purchase price of the asset acquired thereby and such Indebtedness shall be secured only by the acquired asset;

     (g) Indebtedness in the principal amount of approximately $20,000 owed Bank One Texas on a workover rig; and

     (h) Indebtedness in the principal amount of approximately $20,000 owed Sam Henderson.

     Section 12.2. Limitation on Liens. Neither Buyer nor any Subsidiary thereof will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires, except, to the extent not otherwise forbidden by the Security Documents the following:

     (a)     Liens which secure Obligations only;

     (b)     Liens which secure the Senior Credit Facility;

     (c)     Liens which secure the Other Subordinated Indebtedness;

     (d) Statutory Liens for taxes, statutory mechanics' and materialmen's Liens incurred in the ordinary course of business, and other similar Liens incurred in the ordinary course of business, provided such Liens do not secure Indebtedness and secure only Indebtedness which is not delinquent or for which adequate reserves have been set aside.

     (e)     Liens securing Indebtedness described in Section 15.1(f).

     (f) Existing Lien in favor of Sam Henderson covering properties located in Wichita County, Texas.

     (g) Existing Lien in favor of Bank One Texas on the Indebtedness described in Section 15.1 (g).

     Section 12.3. Limitation on Mergers. Except with the approval of its Board of Directors, and except as expressly provided in this Section, neither Buyer nor any Subsidiary thereof will merge or consolidate with or into any other business entity. Any Subsidiary of Buyer may, however, be merged into or consolidated with either Buyer or another Subsidiary which is wholly-owned by Buyer, so long as Buyer or the Subsidiary wholly-owned by Buyer is the surviving business entity. Buyer will not issue any securities other than shares of its common stock or any options or warrants giving the holders thereof only the right to acquire such shares. No Subsidiary of Buyer will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except to Buyer. No Subsidiary of Buyer which is a partnership will allow any diminution of Buyer's interest (direct or indirect) therein.

     Section 12.4. Limitation on Sales of Property. Except with the approval of its Board of Directors, neither Buyer nor any Subsidiary thereof will sell, transfer, lease, exchange, alienate or dispose of any Collateral except, to the extent not otherwise forbidden under the Security Documents:

     (a) equipment which is worthless or obsolete or which is replaced by equipment of equal suitability and value;

     (b) inventory (including oil and gas sold as produced and seismic data) which is sold in the ordinary course of business on ordinary trade terms; or

     (c) other property which is sold for fair consideration not in the aggregate in excess of $500,000 in any Fiscal Year (commencing with Fiscal Year 1998).

     Section 12.5. Limitation on Investments and New Businesses. Neither Buyer nor any Subsidiary thereof will make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (which ordinary course of business includes the acquisition, directly or indirectly, of oil and gas properties), engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, make any acquisitions of or capital contributions to or other investments in any person, other than Permitted Investments, or make any significant acquisitions or investments in any properties other than oil and gas properties.

     Section 12.6. Transactions with Affiliates. Neither Buyer nor any of its Subsidiaries will engage in any material transaction with any of its Affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arm's-length dealing with persons other than such Affiliates, provided that such restriction shall not apply to transactions among Buyer and its wholly-owned Subsidiaries.

     Section 12.7. Restricted Payments. Buyer will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment.

                            ARTICLE XIII

                    Events of Default and Remedies

     Section 13.1. Events of Default. Each of the following constitutes an "Event of Default" for purposes of the Note and this Agreement:

     (a) a default in the payment of principal of the Note when and as the same shall become due and payable;

     (b) a default in the payment of any interest upon the Note when such interest becomes due and payable and continuance of such default for a period of 5 business days;

     (c) a default in the performance or observation of any covenant, Agreement or condition contained in either Article XIV or Article XV, which default is not remedied within 30 days after the earlier of (i) the day on which Buyer first obtains knowledge of such default or (ii) the day on which written notice thereof is given to Buyer by the holder of the Note;

     (d) the PDP Reserves to Debt Ratio is less than 1.0 to 1.0, which default is not remedied within 30 days after the day on which written notice thereof is given to Buyer by the holder of the Note;

     (e) any "default" or "event of default" occurs under any Note Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Note Document;

     (f) any representation or warranty previously, presently or hereafter made in writing by or on behalf of Buyer or any Subsidiary thereof in connection with this Agreement or any Note Document shall prove to have been false or incorrect in any material respect on any date on or as of which made, which default is not remedied within 30 days after the earlier of (i) the day on which Buyer first obtains knowledge of such default or (ii) the day on which written notice thereof is given to Buyer by the holder of the Note;

      (g) Buyer or any Subsidiary fails to duly observe, perform or comply with any agreement with any person or any term or condition of any loan document relating to the Senior Credit Facility, the Other Subordinated Indebtedness or any other agreement or instrument, if such agreement or instrument is materially significant to Buyer or such Subsidiary, and such failure is not remedied within the applicable period of grace (if any) provided in such agreement or instrument;

       (h) Buyer or any Subsidiary thereof fails to pay any portion, when such portion is due, of any of its Indebtedness in excess of $100,000, or breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, and any such failure, breach or default continues beyond any applicable period of grace provided therefor;

       (i)     Buyer or any Subsidiary thereof:

       (i) suffers the entry against it of a judgment, decree or order for relief by a tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of thirty days; or

       (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

       (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

       (iv) suffers the entry against it of a final judgment for the payment of money in excess of $100,000 (not covered by insurance satisfactory to Sellers in their discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

       (v) suffers a writ or warrant of attachment or any similar process to be issued by any tribunal against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

       (j)     Any Change in Control occurs; and

       (k)     Any Material Adverse Change occurs.

    Upon the occurrence of an Event of Default described in subsection (i)(i),
(i)(ii) or (i)(iii) of this section with respect to Buyer or a Subsidiary thereof, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Buyer and each such Subsidiary. Upon the occurrence of any other Event of Default, the holder of the Note may during its continuance, by written notice to Buyer declare the Note held by it to be due and payable, whereupon such Note shall forthwith mature and become due and payable.

    Section 13.2. Remedies. If any Default shall occur and be continuing, the holder of the Note may protect and enforce its rights under the Note Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or Agreement contained in any Note Document, and each holder of the Note may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon the holder of the Note under the Note Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Note Documents or at law or in equity.



                              ARTICLE XIV

                               Notices

     All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to Seller:          Bargo Energy Company
                       700 Louisiana
                       Suite 3700
                       Houston, Texas  77002
                       Attention: Mike Gibson
                       Fax No.: 713-236-9799

If to Buyer:           Future Petroleum Corporation
                       2351 West Northwest Highway
                       Suite 2130
                       Dallas, Texas  75220
                       Attention: Carl Price
                       Fax No.: 214-350-8382

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Article, at least ten (10) days prior to the effective date of such change of address.


                               ARTICLE XV

                              Commissions

     (a) Seller agrees to indemnify and hold harmless Buyer from and against any and all Damages of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     (b) Buyer agrees to indemnify and hold harmless Seller from and against all Damages of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

                              ARTICLE XVI

                         Option to Repurchase

     As a part of the consideration for the purchase of the Properties, Buyer hereby grants to Seller an exclusive option to repurchase the Properties, exercisable at any time prior to the expiration of 90 days following Closing. Such option shall be exercisable by delivery by Seller of written notice of exercise to Buyer on or before the expiration of said 90 day period. The terms of purchase if the option is exercised shall be the same price, with the same Effective Date and on all of the same other terms and conditions as are provided in this Agreement, except that Seller shall have no obligation or liability for any torts or breaches of contract committed by Buyer during the period of its ownership of the Properties.



                             ARTICLE XVII

                         Miscellaneous Matters

     Section 16.1. Survival of Provisions. All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time and, except as provided in Section 9.3, all of such representations and warranties shall survive the Closing and the delivery of the Assignment. The provisions of, and the obligations of the parties under, Article VI (to the extent the same are, by mutual agreement, not performed at Closing), and Articles VII through XVI inclusive shall survive the Closing and the delivery of the Assignment.

     Section 17.2. Further Assurances. After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer.

     Section 17.3. Binding Effect; Successors and Assigns. The Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights under this Agreement, without the prior written consent of the other party first having been obtained, except that Buyer shall have the right to designate a wholly-owned subsidiary of Buyer to whom title to the Properties shall be conveyed by Seller.

     Section 17.4. Imbalances. On the date of Closing (and, upon the delivery to Buyer of the Assignments), Buyer shall succeed to the position of Seller with respect to all gas imbalances. As a result of such succession Buyer shall be entitled to receive the benefits of production and shall be obligated to suffer any detriments (whether the same be in the form of obligations to deliver production which would have otherwise been attributable to its ownership of the Oil and Gas Properties without receiving full payment therefor, or be in the form of the obligation to make payment in cash) which Seller would have been obligated to suffer by virtue of such positions.

     Section 17.5. Expenses. Each party shall bear and pay all expenses incurred by it in connection with the negotiation, execution and preparation of this Agreement and all related instruments. Buyer will promptly pay all reasonable costs and expenses incurred by or on behalf of the holder of the Note (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (a) monitoring or confirming (or preparation or negotiation of any document related to) Buyer's compliance with any covenants or conditions contained in Article IV or Article XV of this Agreement or in any Note Document, and (b) the defense or enforcement of any of the Note Documents (including this section) or the defense of such holder's exercise of its rights thereunder.

     Section 17.6. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter. Time is of the essence in this Agreement.

     Section 17.7. Public Statements. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior consent of the other party.

     Section 17.8. Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     Section 17.9. Amendments. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

     Section 17.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to rules of law which might require application of the law of another jurisdiction. Buyer hereby irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Texas and agrees and consents that service of process may be made upon it in any legal proceeding relating to the Note Documents or the Obligations by any means allowed under Texas or federal law.

     Section 17.11. Limitation on Interest. The holder of the Note, Buyer and any other parties to the Note Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such persons stipulate and agree that none of the terms and provisions contained in the Note Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither Buyer nor any present or future guarantors, endorsers, or other persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Note Documents which may be in conflict or apparent conflict herewith. Each holder of the Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If the maturity of any Obligation is accelerated for any reason, any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or any holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such holder's option, promptly returned to Buyer or the other payor thereof upon such determination.
 In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, each holder of an Obligation and Buyer (and any other payors thereof) shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, exclude voluntary prepayments and the effects thereof, and amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

     Section 17.12. Counterparts. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.



SELLER:

BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, Manager


TJG INVESTMENTS, INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President



BUYER:

FUTURE PETROLEUM CORPORATION


By:   /s/ Carl Price
Carl Price, President


                                EXHIBIT 10.02



                           PROMISSORY NOTE

$3,397,600                Houston, Texas                 October 15, 1998

     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation, hereby promises to pay to the order of BARGO ENERGY COMPANY, a Texas general partnership ("Lender") the principal sum of THREE MILLION THREE HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED AND NO/100 Dollars ($3,397,600) with interest on the unpaid balance thereof from the date hereof until maturity at the rate of ten percent (10%) per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 1100 Louisiana, Suite 3150, Houston, Texas 77002, or at such other place within Harris County, Texas as from time to time may be designated by the holder of this Note.

     All past due principal and/or interest or installments thereof shall bear interest at the highest rate for which the undersigned may legally contract under applicable law or, if no such rate is designated under applicable law, at the rate of eighteen percent (18%) per annum.

     Interest only on this Note shall be due and payable quarterly as it accrues on the last business day of each quarter, beginning December 31, 1998 and continuing regularly thereafter until and including December 31, 2003, on which date all unpaid principal of and accrued interest on this Note shall be due and payable. Notwithstanding the foregoing, the undersigned shall have the option, exercisable with respect to each of the first seven quarterly installments of interest due hereunder, not to pay any such quarterly installment of interest, in which event (a) such non-payment of interest shall not constitute a "Default" or "Event of Default," as such terms are defined in the Bargo Purchase Agreement, (ii) any such unpaid installment of interest shall not bear interest at the default rate set forth above and (iii) the amount of any unpaid installment of interest shall automatically be added to the principal amount hereof, effective as of the date such unpaid installment of interest was due hereunder, and shall bear interest at the rate of interest set forth herein.

     This Note (a) is executed and delivered in connection with and pursuant to that certain Purchase and Sale Agreement of even date herewith (the "Bargo Purchase Agreement") between the undersigned, Bargo Energy Company and TJG Investments Inc., and is one of the "Notes" as defined therein, (b) is subject to the terms and provisions thereof, which contains provisions for acceleration of maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain security documents (as identified therein). Reference is hereby made to (i) the Bargo Purchase Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein, and (ii) the security documents referenced above for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal. Any partial prepayments of principal shall be applied to installments thereof in the inverse order of maturity.

     It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

     The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation



By: /s/ Carl Price
B. Carl Price, President

     The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Obligations (as defined in the Master Subordination Agreement, dated as of August 14, 1998, made by and between the "Junior Creditor" therein (including the payee named herein) and Future Petroleum Corporation, a Utah corporation, Future Cal-Tex Corporation, a Texas corporation, Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No. 1 Limited Partnership, a Texas limited partnership, NCI-Shawnee Limited Partnership, a Texas limited partnership, Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, in favor of Bank of America National Trust and Savings Association (the "Subordination Agreement") pursuant to, and to the extent provided in, the Subordination Agreement by the maker hereof and payee named herein in favor of Bank of America National Trust and Savings Association and any person now or hereafter designated as its designees, agents, successors or assigns.



                              EXHIBIT 10.03


                             PROMISSORY NOTE

$602,400                 Houston, Texas                  October 15, 1998

     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation, hereby promises to pay to the order of TJG INVESTMENTS INC., a Texas corporation ("Lender") the principal sum of SIX HUNDRED TWO THOUSAND FOUR HUNDRED AND NO/100 Dollars ($602,400) with interest on the unpaid balance thereof from the date hereof until maturity at the rate of ten percent (10%) per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 1100 Louisiana, Suite 3150, Houston, Texas 77002, or at such other place within Harris County, Texas as from time to time may be designated by the holder of this Note.

     All past due principal and/or interest or installments thereof shall bear interest at the highest rate for which the undersigned may legally contract under applicable law or, if no such rate is designated under applicable law, at the rate of eighteen percent (18%) per annum.

     Interest only on this Note shall be due and payable quarterly as it accrues on the last business day of each quarter, beginning December 31, 1998 and continuing regularly thereafter until and including December 31, 2003, on which date all unpaid principal of and accrued interest on this Note shall be due and payable. Notwithstanding the foregoing, the undersigned shall have the option, exercisable with respect to each of the first seven quarterly installments of interest due hereunder, not to pay any such quarterly installment of interest, in which event (a) such non-payment of interest shall not constitute a "Default" or "Event of Default," as such terms are defined in the Bargo Purchase Agreement, (ii) any such unpaid installment of interest shall not bear interest at the default rate set forth above and (iii) the amount of any unpaid installment of interest shall automatically be added to the principal amount hereof, effective as of the date such unpaid installment of interest was due hereunder, and shall bear interest at the rate of interest set forth herein.

     This Note (a) is executed and delivered in connection with and pursuant to that certain Purchase and Sale Agreement of even date herewith (the "Bargo Purchase Agreement") between the undersigned, Bargo Energy Company and TJG Investments Inc., and is one of the "Notes" as defined therein, (b) is subject to the terms and provisions thereof, which contains provisions for acceleration of maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain security documents (as identified therein). Reference is hereby made to (i) the Bargo Purchase Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein, and (ii) the security documents referenced above for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal. Any partial prepayments of principal shall be applied to installments thereof in the inverse order of maturity.

     It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

     The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation



By:   /s/ Carl Price
B. Carl Price, President

     The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Obligations (as defined in the Master Subordination Agreement, dated as of August 14, 1998, made by and between the "Junior Creditor" therein (including the payee named herein) and Future Petroleum Corporation, a Utah corporation, Future Cal-Tex Corporation, a Texas corporation, Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No. 1 Limited Partnership, a Texas limited partnership, NCI-Shawnee Limited Partnership, a Texas limited partnership, Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, in favor of Bank of America National Trust and Savings Association (the "Subordination Agreement") pursuant to, and to the extent provided in, the Subordination Agreement by the maker hereof and payee named herein in favor of Bank of America National Trust and Savings Association and any person now or hereafter designated as its designees, agents, successors or assigns.

                             EXHIBIT 10.04




                    PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT dated October 15, 1998, is made by and between PLEDGER PARTNERS, LTD., a Texas limited partnership ("Seller"), and FUTURE PETROLEUM CORPORATION, a Utah corporation ("Buyer");

                     W I T N E S E T H:

     WHEREAS, Seller desires to sell, assign and convey to Buyer, and Buyer desires to purchase and accept certain oil and gas properties and related assets;
and

     WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:


                           ARTICLE I

     Definitions and References

     Section 1.1. Certain Defined Terms. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the section, subsections or other subdivisions referred to below:

     "Adjusted Purchase Price" shall have the meaning assigned to such term in
Article III.

     "Agreement" shall mean this Agreement, as hereafter changed, amended or modified in accordance with the terms hereof.

     "Asserted Defects" shall have the meaning assigned to such term in Section 7.1(a).

     "Assignment" shall have the meaning assigned to such term in Section
9.2(a).

     "Basic Documents" shall have the meaning assigned to such term in Section 4.7.

     "Borrowing Base" shall have the meaning assigned to such term in the Credit Agreement.

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 9.1.

    "Credit Agreement" shall mean that certain Credit Agreement between Buyer, as borrower, and Bank of America National Trust and Savings Association, as lender, dated as of August 14, 1998.

    "Defects" shall have the meaning assigned to such term in Section 7.1(b).

    "Effective Date" shall have the meaning assigned to such term in Section 9.2(a).

    "Oil and Gas Properties" shall have the meaning assigned to such term in
Article II.

    "Other Acquisitions" shall mean the transactions contemplated under the following documents: (a) that certain Purchase and Sale Agreement between Buyer and NCI Properties, Ltd., dated October 15, 1998, in respect of the Gin Unit, Dawson County, Texas; (ii) that certain Purchase and Sale Agreement between Buyer and NCI 1990, Ltd., et al, in respect of the Shawnee Townsite Unit, Pottawatomie County, Oklahoma and; (iii) that certain Purchase and Sale Agreement dated October 15, 1998, between Buyer and Bargo Energy Company, in respect of the NE Limes Field, the Candy Field, the Sand Hills Field, the Bluitt Field, the Bruce Roy Field, and the Yellow Creek Field, located in New Mexico (Bluitt Field), Mississippi (Yellow Creek Field) and in Texas (all others).

    "Properties" shall have the meaning assigned to such term in Article II.

    "Purchase Price" shall have the meaning assigned to such term in Article
III.

    "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

    "Seller Disclosure Schedule" shall mean a schedule delivered by Seller to Buyer on the date hereof which sets forth additional information regarding the representations and warranties of Seller contained herein and information called for hereby.

    Section 1.2.  References, Titles and Construction.

   (a) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

   (b) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

   (c) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

   (d) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

   (e) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

   (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

   (g) The word "or" is not intended to be exclusive and the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

   (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

   (i)     All references herein to "$" or "dollars" shall refer to U.S.
   Dollars.

   (j) Exhibits II and 9.2(a) are attached hereto. Each such Exhibit is incorporated herein by reference for all purposes and references to this Agreement shall also include such Exhibit unless the context in which used shall otherwise require.


                              ARTICLE II

                  Property to be Sold and Purchased

    Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

   (a) All of Seller's right, title and interest in and to those properties described in Exhibit II attached hereto and made a part hereof for all purposes;

   (b) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the oil, gas and other minerals in and under or that may be produced from the lands described in Exhibit II hereto (including, without limitation, interests in oil, gas and/or mineral leases covering such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals);

   (c) All rights, titles and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations and/or declarations) relating to the Properties described in paragraphs (a) and (b) above;

   (d) All rights, titles and interests of Seller in and to all presently existing and valid production sales (and sales related) contracts, operating agreements, and other agreements and contracts which relate to any of the Properties described in paragraphs (a), (b) and (c) above, or which relate to the exploration, development, operation, or maintenance thereof or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto);

   (e) All rights, titles and interests of Seller in and to all machinery, equipment, improvements and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment), and all easements, rights-of-way, surface leases and other surface rights, all permits and licenses, and all other appurtenances being used or held for use in connection with, or otherwise related to, the exploration, development, operation or maintenance of any of the Properties described in paragraphs (a), (b) and (c) above, or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto); and

   (f) All of Seller's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting records), seismic records and surveys, gravity maps, electric logs, geological or geophysical data and records, and other files, documents and records of every kind and description which relate to the properties described above and which are not subject to privilege or prohibition on disclosure.

     The properties and interests specified in the foregoing paragraphs (a), (b) and (c) are herein sometimes collectively called the "Oil and Gas Properties," and the properties and interests specified in the foregoing paragraphs (a), (b),
(c), (d), (e) and (f) are herein sometimes collectively called the "Properties".


     Notwithstanding anything in this Agreement or the Assignment to the contrary, the following items are not included among the Properties and are not to be conveyed to Buyer; however, omission of an item from this list shall not be construed to suggest that the item is among the Properties:

    (a) Seller's accounts, rights to payment, trade credits, rights of reimbursement, liens, security interests, claims and causes of action, of any character or description, arising out of or related to the Properties and attributable to acts, omissions or events which occurred before the Effective Date;

    (b) Seller's general office and field equipment and supplies, including, without limitation, computers and peripheral equipment; copies; communication equipment; tools; vehicles; and those items listed on Section 1 of the Sellers' Disclosure Schedule;

    (c) Seller's proprietary computer software, trade secrets and other intellectual property; and

    (d) Seller's interests under insurance policies, bonds and indemnity agreements.

                             ARTICLE III

                           Purchase Price

     In consideration of the sale of the Properties by Seller to Buyer, Buyer shall pay to Seller at Closing cash in the amount of $1,000,000, subject to adjustments contemplated by Section 7.2, below. (The Purchase Price, as so adjusted, and as the same may be otherwise adjusted by the mutual agreement of the parties, being called the "Adjusted Purchase Price").


                             ARTICLE IV

               Representations and Warranties of Seller

     Section 4.1. Organization and Existence. Seller is a limited partnership duly formed and validly existing under the laws of the State of Texas.

     Section 4.2. Power and Authority. Seller has full partnership power and partnership authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of Seller.

     Section 4.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by
(a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 4.4. Non-Contravention. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will (a) conflict with or result in a violation of any provision of the partnership agreement or other governing instruments of Seller, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Seller, or
(d) violate any applicable law, rule or regulation binding upon Seller.

     Section 4.5. Approvals. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 4.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Seller is a party which materially adversely affect the Properties or affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.7. Basic Documents. All material contracts and agreements, licenses, permits and easements, rights-of-way and other rights-of-surface use comprising any part of or otherwise relating to the Properties (such material contracts, agreements, licenses, permits, easements, rights-of-way and other rights-of-surface use being herein called the "Basic Documents"), are in full force and effect and constitute valid and binding obligations of the parties thereto. Seller is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under the Basic Documents, and (to the best of Seller's knowledge) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists, to the extent such breach or default (whether by Seller or such a third party) could materially adversely affect the operation, value or use of any Oil and Gas Property or the Buyer after the Effective Date. All payments owing by Seller under Basic Documents have been and are being made (timely, and before the same became delinquent) by Seller in all material respects (and, where the non-payment of same by a third party could materially adversely affect the operation, value or use of an Oil and Gas Property after the Effective Date, have been and are being made, to Seller's knowledge, by such third parties). For the purposes of the representations contained in this Section (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of Seller under a Basic Document, shall be considered material.

     Section 4.8. Commitments, Abandonments or Proposals. Except as set forth in Section 4.8 of the Seller Disclosure Schedule: (a) Seller has made no commitments to make expenditures (including, without limitation, Seller has not entered into any agreements that would obligate Seller to make expenditures), in connection with the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of existing wells on the Oil and Gas Properties under the terms of the Basic Documents; (b) Seller has not abandoned any wells (or removed any material items of equipment, except those replaced by items of equal suitability and value) on the Oil and Gas Properties since the Effective Date; and (c) no proposals are currently outstanding (whether made by Seller or by any other party) to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations for which consent is required under the applicable operating agreement, or to conduct any other operations other than normal operation of existing wells on the Oil and Gas Properties under the terms of the Basic Documents, or to abandon any wells, on the Oil and Gas Properties.

     Section 4.9. Production Sales Contracts. Seller is presently receiving a price for all production from (or attributable to) each Oil and Gas Property covered by a Basic Document as computed in accordance with the terms of such contract, and is not having deliveries of gas from any Oil and Gas Property subject to a Basic Document curtailed substantially below such property's delivery capacity.

     Section 4.10.  Plugging and Abandonment.  Except for wells listed in
Section 4.10 of the Seller Disclosure Schedule, to the best of Seller's information and belief there are no shut in wells located on the Oil and Gas Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned, and except for wells drilled to depths not included within the Oil and Gas Properties or within units in which the Oil and Gas Properties participate which have never been completed in such depths.

     Section 4.11. Licenses and Permits. To Seller's knowledge, Seller has all governmental licenses and permits necessary or appropriate to own and operate the Properties as presently being owned and operated, and such licenses, permits and filings are in full force and effect, and Seller has not received written notice of any violations in respect of any such licenses or permits.

     Section 4.12. Tax Partnerships. No Oil and Gas Property is subject to (or has related to it) any tax partnership.

     Section 4.13. Payment of Expenses. All expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all severance, production, ad valorem, windfall profit and other similar taxes) and liabilities relating to the ownership or operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller.

     Section 4.14. Compliance with Laws. The ownership and operation of Properties, to the extent that non-conformance could adversely affect the operation, value or use thereof after the Effective Date (or otherwise affect Buyer), has been in conformity, in all material respects, with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, relating to the Properties. Without in any way limiting the foregoing representations, the Properties are not in violation of (or subject to any existing, pending or, threatened investigation or inquiry by any governmental authority, or to any remedial obligations under) any applicable laws, rules, regulations or orders pertaining to health or the environment, including those relating to waste materials or hazardous substances (hereinafter sometimes collectively called "applicable environmental laws"). Also without limitation of the foregoing, all oil and gas wells comprising a part of the Properties have been drilled and completed within the boundaries of the applicable leases or within limits otherwise permitted by a valid and enforceable pooling, unit, or other agreement or contract or by applicable law, and no well comprising a part of the Properties is or was subject to any penalty on allowables after the Effective Date because of any over-production (or any other judgments, orders or decrees of any court or governmental authority or agency) which would (or did) prevent such well from being entitled to its full legal and regular allowable (as prescribed by any court or governmental body or agency) from and after the Effective Date.

     Section 4.15. Operated Properties. Seller has listed in Section 4.15 of the Seller Disclosure Schedule all of the Oil and Gas Properties (in this Section, the "Operated Properties") where Seller or an Affiliate thereof serves as operator, for itself and such other parties (in this Section, "non-operators"). Seller holds no funds advanced by a non-operator as pre-payment of estimated future costs). All proceeds of production which Seller disburses (except proceeds attributable to interests being held in suspense in accordance with prudent industry practice) have been, and are being, accounted for under appropriate division orders, transfer orders or similar documents signed by, or otherwise clearly binding on, the parties receiving such proceeds. To the best of Seller's knowledge, Seller has been correctly accounting to such third parties for such proceeds of production.

     Section 4.16.  Disclaimer of Warranties and Waiver of Consumer Rights.

           (a) Buyer has had the opportunity to conduct all investigations concerning the Properties that it deems appropriate and has exclusively relied for all purposes on its own investigations and the advice of its employees, attorneys and other consultants. Seller disclaims any representation or warranty that reserve estimates, decline rates, recompletion or development possibilities, projected prices, costs, taxes and any other characteristic of the Properties as reflected in materials made available to Buyer by Seller, or in any materials from any other source, are complete, accurate or free from contrary interpretation. EXCEPT AS STATED IN ARTICLE IV OF THIS AGREEMENT OR THE ASSIGNMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, CONCERNING THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, NO REPRESENTATIONS OR WARRANTIES OF (i) MERCHANTABILITY, (ii) FITNESS FOR A PARTICULAR PURPOSE, (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) CONDITION, OR (v) TITLE. ALL PROPERTIES WILL BE CONVEYED AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION, LOCATION AND STATE OF REPAIR.

          (b) Buyer acknowledges that the properties have been used for the exploration, development and production of oil, gas, associated hydrocarbons and other minerals. Buyer acknowledges that there may have been spills of crude oil, produced water or other materials in the past. Buyer also acknowledges that some wells and equipment may contain asbestos or naturally occurring radioactive materials ("NORM"). Buyer understands that NORM may attach itself to the inside of wells, materials and equipment as scale or in other forms, that wells, materials and equipment among the properties may contain NORM and that the NORM-containing materials may be buried or otherwise disposed of on the Properties. Buyer acknowledges that special procedures may be required to remove and dispose of asbestos and NORM.

          (c) BUYER WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER.


                                   ARTICLE V

                  Representations and Warranties of Buyer

     Section 5.1. Organization and Existence. Buyer is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation, and is qualified to do business in the State of Utah.

     Section 5.2. Power and Authority. Buyer has full corporate power and corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Buyer.

     Section 5.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by
(a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 5.4. Non-Contravention. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not
(a) conflict with or result in a violation of any provision of the charter or bylaws or other governing instruments of Buyer, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Buyer, or (d) violate any applicable law, rule or regulation binding upon Buyer.

     Section 5.5. Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 5.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.7. Knowledgeable Purchaser. Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act (and the rules and regulations pertaining thereto) or a distribution thereof in violation of any other applicable securities laws.



                                ARTICLE VI

                          Closing of Transaction

     Section 6.1. The Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place in the offices of Thompson & Knight, at 1700 Chase Tower, 600 Travis Street, Houston, Texas, at 10:00 a.m. Central Daylight Time, on October 15, 1998, or at such other date and time as the Buyer and Seller may mutually agree upon (such date and time being herein called the "Closing Date").

     Section 6.2. Seller's Closing Obligations. At the Closing, Seller shall:

     (a) execute, acknowledge and deliver to Buyer an assignment of the Properties (the "Assignment"), in the form attached hereto as
     Exhibit 9.2(a), effective as to runs of oil and deliveries of gas as of 7:00 o'clock a.m. local time at the location of the respective Properties on September 1, 1998 (the "Effective Date");

     (b) deliver to Buyer a copy of the resolutions or consent adopted or otherwise executed by the partners of Seller authorizing Seller to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder;

     (c) to the extent requested by Buyer, execute and deliver to Buyer (i) letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties, and, (ii) an affidavit or other certification (as permitted by such code) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder); and

     (d) execute a closing statement reflecting all adjustments to the Purchase Price made as of Closing.

     Section 6.3.  Buyer's Closing Obligations.  At the Closing, Buyer shall:

     (a) deliver to Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount equal to the Cash Portion of the Purchase Price;

     (b)     execute and deliver to Seller the Note and the Security
     Documents;

     (c) deliver a copy of the resolutions adopted by the board of directors of Buyer authorizing Buyer to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the secretary or assistant secretary of Buyer; and

     (d) execute a closing statement reflecting all adjustments to the Purchase Price made as of Closing.


                            ARTICLE VII

                  Certain Accounting Adjustments.

     Section 7.1. Adjustments. Appropriate adjustments shall be made between Buyer and Seller so that (a) all expenses (including, without limitation, all drilling costs, all capital expenditures, and all overhead charges under applicable operating agreements, and all other overhead charges actually charged by third parties) which are incurred in the operation of the Properties after the Effective Date will be borne by Buyer, and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced from the Oil and Gas Properties after the Effective Date will be received by Buyer, and (b) all expenses which are incurred in the operation of the Properties before the Effective Date will be borne by Seller and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom before the Effective Date will be received by Seller. It is agreed that, in making such adjustments: (i) oil which was produced from the Oil and Gas Properties and which was, on the Effective Date, stored in tanks located on the Oil and Gas Properties (or located elsewhere but used to store oil produced from the Oil and Gas Properties prior to delivery to oil purchasers) and above pipeline connections shall be deemed to have been produced before the Effective Date (it is recognized that such tanks were not gauged on the Effective Date for the purposes of this Agreement and that determination of the volume of such oil in storage will be based on the best available data, which may include estimates), and (ii) ad valorem taxes assessed with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), and (iii) no consideration shall be given to the local, state or federal income tax liabilities of any party.

      Section 7.2  Closing and Post-Closing Accounting Settlements.

     (a) At or before Closing, the parties shall determine, based upon the best information reasonably available to them, the amount of the adjustments provided for in Section 7.1. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit, for the amount of such excess, against the Cash Portion of the Purchase Price to be paid at Closing, and, if the converse is true, Buyer shall pay to Seller, at Closing (in addition to amounts otherwise then owed), the amount of such excess.

     (b) On or before 90 days after Closing, Buyer and Seller shall review any additional information which may then be available pertaining to the adjustments provided for in Sections 7.1, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the adjustments made at Closing, or to correct errors made in such adjustments) should be made beyond those made at Closing, and shall make any such adjustments by appropriate payments from Seller to Buyer or from Buyer to Seller. Following such additional adjustments, no further adjustments shall be made under this Article VII.


                                  ARTICLE VIII

     Section 8.1 Assumptions. Upon Closing, Buyer assumes and agrees to discharge:

     (a) all obligations and liabilities to plug, abandon, remove and dispose of all wells, pipelines, equipment and improvements located on the Properties at or after the Effective Date, and all obligations and liabilities to restore the surface and subsurface;

     (b) all obligations and liabilities arising before or after the Effective Date under applicable environmental laws, including, without limitation, all obligations and liabilities to dispose of or properly handle NORM, hazardous materials and wastes located on the Properties at or after the Effective Date;

     (c) all obligations and liabilities related to any production, pipeline, storage, processing or other production-related imbalance existing at or after the Effective Date;

     (d) all obligations and liabilities related to the custody, administration and disbursement of suspended funds attributable to the Properties which are transferred to Buyer at Closing;

     (e) all obligations and liabilities arising under consents, preferential rights to purchase, rights of first refusal or similar rights which were not exercised before Closing; and

     (f) all other obligations and liabilities related to the Properties of which Buyer has actual or constructive notice before or after the Closing Date and which arise out of acts, omissions or conditions related to ownership, operation or use of the Properties after the Effective Date, including, without limitation, all obligations and liabilities contained in any instrument or agreement described in this Agreement, and those arising under any law, rule, regulation, order, permit or decree of any governmental authority.

     Section 8.2  Indemnities.

     (a) To the extent permitted by law, Buyer shall indemnify and hold Seller, its affiliated companies, directors, officers, stockholders partners, employees, agents, successors and assigns, harmless from and against all claims, demands, losses, damages, costs (including reasonable attorney's fees and all other costs of litigation), liabilities and causes of action ("Damages") caused by or arising out of (i) any act, omission or condition related to ownership, operation or use of the Properties after the Effective Date, (ii) Buyer's breach of any of its representation or obligations in this agreement, (iii) matters assumed by Buyer under section 8.1, and (iv) any third party's use or reliance for any purpose on information or materials made available to Buyer in connection with the Properties or this Agreement, including, without limitation, reserve reports and related materials.


     (b)     To the extent permitted by law, an except with respect to
     (i) matters of which Buyer had actual or constructive notice at or before Closing, (ii) matters assumed by Buyer under Section 8.1, and (iii) matters within the scope of Section 8.2(a), Seller shall indemnify and hold Buyer, its affiliated companies, directors, officers, stockholders, partners, employees, agents, successors and assigns, harmless from and against all Damages asserted by third parties and governmental agencies, caused by or arising out of (i) Seller's operation, ownership or use of the Properties before the Effective Date, and (ii) Seller's breach of any of its representations or obligations in this Agreement.

     Section 8.3  Limitations of Liability.

     (a) Following Closing, all of Seller's liabilities to Buyer under this Agreement and under the Assignment, other than accounting adjustments contemplated by Section 10.1, shall be remedied only by payment of actual money damages and shall be limited as provided in this Section
     8.3. Buyer waives all legal and equitable remedies after Closing, and releases Seller from all Damages, other than those described in Section 8.2(b) and this Section 8.3.

     (b) Seller shall have no obligation or liability to Buyer arising out of this Agreement or the Assignment unless Buyer gives Seller written notice of potential obligation or liability on or before April 15, 1999. To be effective, the notice must include an adequate explanation of the basis for obligation or liability. If the preceding condition is satisfied, Seller shall have liability to Buyer only for the amount by which the value of all obligations or liabilities to Buyer exceed $100,000 but are less than $750,000. Seller shall have no obligation or liability to Buyer if the value of all obligations or liabilities asserted is less than $100,000, nor shall Seller have any obligation or liability for any amount by which the asserted obligations or liabilities exceed $750,000.

     (c) Notwithstanding anything contained herein to the contrary, the liabilities and obligations of the parties comprising Seller under this Agreement shall be several and not joint or joint and several.

                                ARTICLE IX

                               Casualty Loss

     In the event of damage by fire or other casualty to the Properties after the Effective Date and prior to the Closing, of which Buyer had no actual or constructive notice before Closing, then (unless Buyer and Seller shall otherwise agree) in such event Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, any and all insurance claims relating to such loss, and Buyer shall take title to the Property affected by such loss without reduction of the Purchase Price.


                                 ARTICLE X

                                 Notices


     All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to Seller:          Pledger Partners, Ltd.
                       700 Louisiana
                       Suite 3700
                       Houston, Texas  77002
                       Attention: Mike Gibson
                       Fax No.: 713-236-9799

If to Buyer:           Future Petroleum Corporation
                       2351 West Northwest Highway
                       Suite 2130
                       Dallas, Texas  75220
                       Attention: Carl Price
                       Fax No.: 214-350-8382

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Article, at least ten (10) days prior to the effective date of such change of address.


                            ARTICLE XI

                           Commissions

     (a) Seller agrees to indemnify and hold harmless Buyer from and against any and all Damages of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     (b) Buyer agrees to indemnify and hold harmless Seller from and against all Damages of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

                            ARTICLE XII

                        Option to Repurchase


     As a part of the consideration for the purchase of the Properties, Buyer hereby grants to Seller an exclusive option to repurchase the Properties, exercisable at any time prior to the expiration of 90 days following Closing. Such option shall be exercisable by delivery by Seller of written notice of exercise to Buyer on or before the expiration of said 90 day period. The terms of purchase if the option is exercised shall be the same price, with the same Effective Date and on all of the same other terms and conditions as are provided in this Agreement, except that Seller shall have no obligation or liability for any torts or breaches of contract committed by Buyer during the period of iots ownership of the Properties.


                                 ARTICLE XII

                             Miscellaneous Matters

     Section 13.1. Survival of Provisions. All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time and, except as provided below in this Section, all of such representations and warranties shall survive the Closing and the delivery of the Assignment.

     Section 13.2. Further Assurances. After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer.

     Section 13.3. Binding Effect; Successors and Assigns. The Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights under this Agreement, without the prior written consent of the other party first having been obtained, except that Buyer shall have the right to designate a wholly-owned subsidiary of Buyer to whom title to the Properties shall be conveyed by Seller.

     Section 13.4. Imbalances. On the date of Closing (and, upon the delivery to Buyer of the Assignments), Buyer shall succeed to the position of Seller with respect to all gas imbalances. As a result of such succession Buyer shall be entitled to receive any and all benefits which Seller would have been entitled to receive by virtue of such positions and shall be obligated to suffer any detriments (whether the same be in the form of obligations to deliver production which would have otherwise been attributable to its ownership of the Oil and Gas Properties without receiving full payment therefor, or be in the form of the obligation to make payment in cash) which Seller would have been obligated to suffer by virtue of such positions.

     Section 13.5. Expenses. Each party shall bear and pay all expenses incurred by it in connection with the transaction contemplated by this Agreement.

     Section 13.6. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter. Time is of the essence in this Agreement.

     Section 13.7. Public Statements. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior consent of the other party.

     Section 13.8. Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     Section 13.9. Amendments. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

     Section 13.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to rules of law which might require application of the law of another jurisdiction.

     Section 13.11. Counterparts. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.



SELLER:

PLEDGER PARTNERS, LTD.

By:     BARGO ENERGY COMPANY

By:   /s/ Tim J. Goff
Tim J. Goff, Manager



BUYER:

FUTURE PETROLEUM CORPORATION


By:  /s/ Carl Price
Carl Price, President

                             EXHIBIT II

                             EXHIBIT III(b)

                             EXHIBIT III(c)

                             EXHIBIT 6.5

                             EXHIBIT 7.1(b)(i)

                             EXHIBIT 7.1(b)(vi)

                             EXHIBIT 7.2

                             EXHIBIT 9.2(a)

(For copies of all Exhibits, please contact the company)


                             EXHIBIT 10.05


                        PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT dated October 9, 1998, is made by and between NCI 1990, LTD., a Texas limited partnership, NCI RESERVES, LTD., a Texas limited partnership, SOUTHWEST SULFUR & OIL, INC., a Texas corporation, WAYNE NEWKUMET and CASTELLO ENTERPRISES, INC., a Texas corporation, (herein collectively called "Seller"), and FUTURE PETROLEUM CORPORATION, a Utah corporation ("Buyer");

                     W I T N E S E T H:

     WHEREAS, Seller desires to sell, assign and convey to Buyer, and Buyer desires to purchase and accept certain oil and gas properties and related assets; and

     WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:


                           ARTICLE I

                   Definitions and References

     Section 1.1. Certain Defined Terms. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the section, subsections or other subdivisions referred to below:

     "Agreement" shall mean this Agreement, as hereafter changed, amended or modified in accordance with the terms hereof.

     "Asserted Defects" shall have the meaning assigned to such term in Section 7.1(a).

     "Assignment" shall have the meaning assigned to such term in Section
9.2(a).

     "Base Cash Portion" shall have the meaning assigned to such term in
Article III.

     "Base Purchase Price" shall have the meaning assigned to such term in
Article III.

     "Basic Documents" shall have the meaning assigned to such term in Section 4.7.

     "Buyer Common Stock" shall mean shares of common stock of Buyer, $0.01 par value per share, and any shares issued or issuable with respect thereto by way of a stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization

     "Cash Portion of the Purchase Price" shall mean the Base Cash Portion, as may be adjusted as provided in Sections 7.2 and 10.2(a), and as the same may be otherwise adjusted by the mutual agreement of the parties.

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 9.1.

     "Closing Shares" shall have the meaning assigned to such term in Article
III.

     "Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

     "Defects" shall have the meaning assigned to such term in Section 7.1(b).

     "Effective Date" shall have the meaning assigned to such term in Section 9.2(a).

     "Oil and Gas Properties" shall have the meaning assigned to such term in
Article II.

     "Other Acquisitions" shall mean the transactions contemplated under the following documents: (i) that certain Purchase and Sale Agreement between Buyer and NCI Properties, Ltd., et al, in respect of the Gin Unit, Dawson County, Texas; (ii) that certain Purchase and Sale Agreement between Buyer and Pledger Partners, Ltd. Buna Field, Jasper County, Texas; and (iii) that certain Purchase and Sale Agreement dated September __, 1998, between Buyer and Bargo Energy Company, in respect of the NE Limes Field, the Candy Field, the Sand Hills Field, the Bluitt Field, the Bruce Roy Field, and the NorthYellow Creek Field, located in New Mexico (Bluitt Field), Mississippi (NorthYellow Creek Field) and in Texas (all others).

     "Properties" shall have the meaning assigned to such term in Article II.

     "Purchase Price" shall have the meaning assigned to such term in Article
III.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

     "Seller Disclosure Schedule" shall mean a schedule delivered by Seller to Buyer on the date hereof which sets forth additional information regarding the representations and warranties of Seller contained herein and information called for hereby.

     Section 1.2.  References, Titles and Construction.

     (a) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

     (b) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

     (c) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

     (d) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

     (e) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

     (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

     (g) The word "or" is not intended to be exclusive and the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

     (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

     (i)     All references herein to "$" or "dollars" shall refer to U.S.
Dollars.

     (j)     Exhibits II, 6.5, 7.1(b)(i), 7.1(b)(vi), 7.2 and 9.2(a) are
attached hereto. Each such Exhibit is incorporated herein by reference for all purposes and references to this Agreement shall also include such Exhibit unless the context in which used shall otherwise require.


                             ARTICLE II

                  Property to be Sold and Purchased


     Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

     (a) All of those properties described in Exhibit II attached hereto and made a part hereof for all purposes;

     (b) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the oil, gas and other minerals in and under or that may be produced from the lands described in Exhibit II hereto (including, without limitation, interests in oil, gas and/or mineral leases covering such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals), whether such lands be described in a description set forth in such Exhibit II or be described in such Exhibit II by reference to another instrument (and without limitation by any depth limitations that may be set forth in such Exhibit II or in any such instrument so referred to for description), even though Seller's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, such Exhibit II;

     (c) All rights, titles and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations and/or declarations) relating to the properties described in paragraphs (a) and (b) above;

     (d) All rights, titles and interests of Seller in and to all presently existing and valid production sales (and sales related) contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in paragraphs (a), (b) and (c) above, or which relate to the exploration, development, operation, or maintenance thereof or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto);

     (e) All rights, titles and interests of Seller in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment), and all easements, rights-of-way, surface leases and other surface rights, all permits and licenses, and all other appurtenances being used or held for use in connection with, or otherwise related to, the exploration, development, operation or maintenance of any of the properties described in paragraphs (a), (b) and
(c) above, or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto); and

     (f) All of Seller's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting records), seismic records and surveys, gravity maps, electric logs, geological or geophysical data and records, and other files, documents and records of every kind and description which relate to the properties described above.

     The properties and interests specified in the foregoing paragraphs (a), (b) and (c) are herein sometimes collectively called the "Oil and Gas Properties," and the properties and interests specified in the foregoing paragraphs (a), (b),
(c),(d), (e) and (f) are herein sometimes collectively called the "Properties".



                             ARTICLE III

                           Purchase Price

     Section 3.1. Purchase Price. In consideration of the sale of the Properties by Seller to Buyer, Buyer shall pay to Seller at Closing an aggregate purchase price (the "Base Purchase Price") consisting of the following:

     (a) $357,000 cash (the "Base Cash Portion"); and

     (b) 116,676 shares of Buyer Common Stock (the "Closing Shares").

     The Base Purchase Price may be adjusted as provided in Sections 6.5 and 7.2 and in Article XII (the Base Purchase Price, as so adjusted, and as the same may be otherwise adjusted by the mutual agreement of the parties, being called the "Purchase Price").

     Section 3.2. Allocation of the Purchase Price between Sellers. The Base Cash Portion of the Purchase Price and the Closing Shares, subject to adjustment as provided herein, shall be allocated among the parties comprising Seller as follows:

Seller                         Cash Portion               Closing Shares

NCI 1990, LTD.                    133,875                      43,753

NCI Reserves, LTD.                 70,686                      23,102

Southwest Sulfur & Oil, Inc.      139,944                      45,737

Wayne Newkumet                      6,247.50                    2,042

Castello Enterprises, Inc.          6,247.50                    2,042
                                -------------            --------------
                                  357,000                     116,676

                            ARTICLE IV

             Representations and Warranties of Seller

     Section 4.1. Organization and Existence. Each of the corporate or partnership parties comprising Seller is duly formed and validly existing under the laws of the state in which it was organized.

     Section 4.2. Power and Authority. Each of the corporate or partnership parties comprising Seller has full partnership or corporate power and authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or partnership action of such party.

    Section 4.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 4.4. Non-Contravention. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will (a) conflict with or result in a violation of any provision of the corporate or partnership agreement or other governing instruments of Seller, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Seller, or (d) violate any applicable law, rule or regulation binding upon Seller.

     Section 4.5. Approvals. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 4.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Seller is a party which affect the Properties (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties), or affecting the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.7. Basic Documents. The oil, gas and/or mineral leases, interests in which comprise parts of the Oil and Gas Properties, and all other material contracts and agreements, licenses, permits and easements, rights-of-way and other rights-of-surface use comprising any part of or otherwise relating to the Properties (such leases and such material contracts, agreements, licenses, permits, easements, rights-of-way and other rights-of-surface use being herein called the "Basic Documents"), are in full force and effect and constitute valid and binding obligations of the parties thereto. All contracts and agreements which are Basic Documents are disclosed on Exhibit II in connection with the descriptions of the Oil and Gas Properties to which they relate. Seller is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under the Basic Documents, and (to the best of Seller's knowledge) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists, to the extent such breach or default (whether by Seller or such a third party) could materially adversely affect the ownership, operation, value or use of any Oil and Gas Property or the Buyer after the Effective Date. All payments (including, without limitation, all delay rentals, royalties, shut-in royalties and valid calls for payment or prepayment under operating agreements) owing under Basic Documents have been and are being made (timely, and before the same became delinquent) by Seller in all material respects (and, where the non-payment of same by a third party could materially adversely affect the ownership, operation, value or use of an Oil and Gas Property after the Effective Date, have been and are being made, to Seller's knowledge, by such third parties). For the purposes of the representations contained in this Section (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of Seller under a Basic Document, shall be considered material.

     Section 4.8. Commitments, Abandonments or Proposals. Except as set forth in Section 4.8 of the Seller Disclosure Schedule: (a) Seller has incurred no expenses, and has made no commitments to make expenditures (including, without limitation, Seller has not entered into any agreements that would obligate Seller to make expenditures), in connection with (and no other obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of existing wells on the Oil and Gas Properties; (b) Seller has not abandoned any wells (or removed any material items of equipment, except those replaced by items of equal suitability and value) on the Oil and Gas Properties since the Effective Date; and (c) no proposals are currently outstanding (whether made by Seller or by any other party) to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations for which consent is required under the applicable operating agreement, or to conduct any other operations other than normal operation of existing wells on the Oil and Gas Properties, or to abandon any wells, on the Oil and Gas Properties.

     Section 4.9. Production Sales Contracts. There exist no agreements or arrangements for the sale of production from the Oil and Gas Properties (including without limitation, calls on, or other rights to purchase, production, whether or not the same are currently being exercised) other than
(a) production sales contracts (in this Section, the "Scheduled Production Sales Contracts") disclosed in Section 4.9 of the Seller Disclosure Schedule or (b) agreements or arrangements which are cancelable on 90 days notice or less without penalty or detriment. Seller is presently receiving a price for all production from (or attributable to) each Oil and Gas Property covered by a Scheduled Production Sales Contract as computed in accordance with the terms of such contract, and is not having deliveries of gas from any Oil and Gas Property subject to a Scheduled Production Sale Contract curtailed substantially below such property's delivery capacity.

     Section 4.10.  Plugging and Abandonment.  Except for wells listed in
Section 4.10 of the Seller Disclosure Schedule, there are no dry holes, or shut in or otherwise inactive wells, located on the Oil and Gas Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned, and except for wells drilled to depths not included within the Oil and Gas Properties or within units in which the Oil and Gas Properties participate which have never been completed in such depths.

     Section 4.11. Licenses and Permits. Seller has all governmental licenses and permits necessary or appropriate to own and operate the Properties as presently being owned and operated, and such licenses, permits and filings are in full force and effect (and are transferrable to Buyer or are subject to being routinely replaced by a license or permit issued to Buyer as a successor owner of the Properties), and Seller has not received written notice of any violations in respect of any such licenses or permits.

     Section 4.12. Area of Mutual Interest and Other Agreements; Tax Partnerships. No Oil and Gas Property is subject to (or has related to it) any area of mutual interest agreements. No Oil and Gas Property is subject to (or has related to it) any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Effective Date. No Oil and Gas Property is subject to (or has related to it) any tax partnership.

     Section 4.13. Payment of Expenses. All expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all severance, production, ad valorem, windfall profit and other similar taxes) and liabilities relating to the ownership or operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller (and, as to properties operated by third parties, so paid by such third parties, to the best of Seller's knowledge) in all material respects.

     Section 4.14. Compliance with Laws. The ownership and operation of Properties, to the extent that non-conformance could adversely affect the ownership, operation, value or use thereof after the Effective Date (or otherwise affect Buyer), has been in conformity, in all material respects, with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, relating to the Properties. Without in any way limiting the foregoing representations, the Properties are not in violation of (or subject to any existing, pending or, threatened investigation or inquiry by any governmental authority, or to any remedial obligations under) any applicable laws, rules, regulations or orders pertaining to health or the environment, including those relating to waste materials or hazardous substances (hereinafter sometimes collectively called "applicable environmental laws"). Seller undertook, at the times of its respective acquisitions of the Properties, all appropriate inquiry into the previous ownership and uses of the Properties consistent with good commercial or customary practice, and Seller has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes (as defined in the applicable environmental laws) have been disposed of or otherwise released on or to the Properties. Also without limitation of the foregoing, all oil and gas wells comprising a part of the Properties have been drilled and completed within the boundaries of the applicable leases or within limits otherwise permitted by a valid and enforceable pooling, unit, or other agreement or contract or by applicable law, and no well comprising a part of the Properties is or was subject to any penalty on allowables after the Effective Date because of any over-production (or any other judgments, orders or decrees of any court or governmental authority or agency) which would (or did) prevent such well from being entitled to its full legal and regular allowable (as prescribed by any court or governmental body or agency) from and after the Effective Date.

     Section 4.15. Operatorship of Properties. Neither Seller, nor any affiliate of Seller, has or is currently serving as the operator with respect to the Properties.

     Section 4.16. Investment Intent. Seller is acquiring the Closing Shares to be acquired by it hereunder for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Commission under the Securities Act covering the Closing Shares, or (ii) pursuant to an applicable exemption under the Securities Act.

     Section 4.17. Investment Experience. Seller acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Closing Shares to be acquired by it hereunder, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Closing Shares. Seller has not been organized for the purpose of acquiring the Closing Shares to be acquired by it hereunder. Seller is an "accredited investor" as defined in Rule 501(a) of the Securities Act.

     Section 4.18. Restricted Securities. Seller understands that the Closing Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that such Closing Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations such Closing Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

     Section 4.19. Legend. It is agreed and understood by Seller that the certificates representing the Closing Shares shall each conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE FIRST REGISTERED PURSUANT TO THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     Section 4.20. Disclaimer of Warranties. Other than those expressly set out in this Article IV, Seller hereby expressly disclaims any and all representations or warranties with respect to the Properties or the transaction contemplated hereby, and Buyer agrees that the Properties are being sold by Seller "where is" and "as is". Specifically as a part of (but not in limitation of) the foregoing, Buyer acknowledges that Seller has not made, and Seller hereby expressly disclaims, any representation or warranty (express, implied, under common law, by statute or otherwise) as to the condition of the Properties (INCLUDING WITHOUT LIMITATION, SELLER DISCLAIMS ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).


                              ARTICLE V

                Representations and Warranties of Buyer

     Section 5.1. Organization and Existence. Buyer is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation, and is qualified to do business in the State of Utah.

     Section 5.2. Power and Authority. Buyer has full corporate power and corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Buyer.

     Section 5.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 5.4. Non-Contravention. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a violation of any provision of the charter or bylaws or other governing instruments of Buyer, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound,
(c) result in the creation or imposition of any lien or other encumbrance upon the properties of Buyer, or (d) violate any applicable law, rule or regulation binding upon Buyer.

     Section 5.5. Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby, other than compliance with any applicable requirements of the Securities Act and any applicable state securities laws.

     Section 5.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.7. Knowledgeable Purchaser. Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act or a distribution thereof in violation of any other applicable securities laws.

     Section 5.8. Buyer Common Stock. The Closing Shares have been duly authorized for such issuance and, when issued and delivered by Buyer in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable.


                              ARTICLE VI

               Certain Covenants of Seller Pending Closing

     Section 6.1. Access to Files. From the date hereof until Closing, Seller will give Buyer, and its attorneys and other representatives, access at all reasonable times to the Properties and to any contract files, lease or other title files, production files, well files and other files of Seller pertaining to the ownership and/or operation of the Properties, and Seller will use its reasonable best efforts to arrange for Buyer, and its attorneys and other representatives, to have access to any such files in the office of Seller. Seller shall not be obligated to provide Buyer with access to any records or data which Seller cannot provide to Buyer without, in its opinion, breaching confidentiality agreements with other parties.

     Section 6.2. Conduct of Operations. Seller will take such steps as would a prudent non-operator to cause the operator to of the Properties to (a) continue the routine operation of the Properties in the ordinary course of business and as would a prudent operator, (b) operate the Properties in conformity (in all material respects) with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, and in conformity with all oil, gas and/or mineral leases, and in conformity (in all material respects) with all Basic Documents other than such leases, and (c) fulfill all obligations (including without limitation all obligations to make payments under leases or other Basic Documents) under such leases, and (in all material respects) under such other Basic Documents and (in all material respects) under such laws, rules, regulations and orders (without limitation of the foregoing, the failure to perform an obligation, when such failure could result in forfeiture or termination of rights of Seller under a Basic Document, shall be considered material).

     Section 6.3. Restrictions on Certain Actions. Seller will not, without Buyer's prior consent:

     (a) expend any funds, or make any commitments to expend funds (including, without limitation, entering into new agreements which would obligate Seller to expend funds), or otherwise incur any other obligations or liabilities, in connection with the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of the existing wells on the Oil and Gas Properties;

     (b) propose the drilling of any additional wells, or propose the deepening, plugging back or reworking of any existing wells, or propose the conducting of any other operations which require consent under the applicable operating agreement, or propose the conducting of any other operations other than the normal operation of the existing wells on the Oil and Gas Properties, or propose the abandonment of any wells on the Oil and Gas Properties (and Seller agrees that it will advise Buyer of any such proposals made by third parties and will respond to each such proposal made by a third party in the manner requested by Buyer);

     (c) sell, transfer or abandon any portion of the Properties other than items of materials, supplies, machinery, equipment, improvements or other personal property or fixtures forming a part of the Properties (and then only if the same is replaced with an item of equal suitability and value free of liens and security interests, which replacement item will then, for the purposes of this Agreement, become part of the Properties) ; or

     (d) release (or permit to terminate), or modify or reduce its rights under, any oil, gas and/or mineral lease forming a part of the Oil and Gas Properties, or any other Basic Document, or enter into any new agreements which would be Basic Documents, or modify any existing production sales contracts or enter into any new production sales contracts.

     Section 6.4. Payment of Expenses. Seller will cause all expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Property and all severance, production, windfall profit and similar taxes) and liabilities relating to the ownership or operation of the Properties prior to the date of Closing to be promptly paid and discharged.

     Section 6.5. Preferential Rights and Third Party Consents. Seller will request, from the appropriate parties (and in accordance with the documents creating such rights and/or requirements), waivers of the preferential rights to purchase, or requirements that consent to assignment be obtained, which are identified on Exhibit 6.5. Seller shall have no obligation hereunder other than to so request such waivers (i.e., Seller shall have no obligation to assure that such waivers are obtained), and if all such waivers (or any other waivers of preferential rights to purchase or requirements that consent be obtained to assignment, even if the same are not listed on such Exhibit 6.5) are not obtained, Buyer may treat any waiver which is not obtained as a matter which causes Seller's title to not be sufficient to meet the standards set forth in
Article VII; provided, however, that if the unobtained waiver is a waiver of a preferential right to purchase, and if both Buyer and Seller agree to this treatment of such matter (and agree upon an appropriate allocation of the Purchase Price), Seller will tender (at the agreed allocated portion of the Purchase Price) the required interest in the Property affected by such unwaived preferential right to purchase to the holder, or holders, of such right who have elected not to waive such preferential right to purchase, and if, and to the extent that, such preferential right to purchase is exercised by such party or parties, such interest in such Property will be excluded from the transaction contemplated hereby and the Purchase Price will be reduced by the amount paid, or to be paid, by the party exercising such preferential right to purchase (and Seller shall collect such amount from such purchaser).


                              ARTICLE VII

                     Due Diligence Examination

     Section 7.1.  Inspection and Assertion of Defects.

     (a) Buyer may, to the extent it deems appropriate, conduct, at its sole cost, such title examination or investigation as it may choose to conduct with respect to the Properties. Should, as a result of such examination and investigation, or otherwise, matters come to Buyer's attention which would constitute "Defects" (as below defined), and should there be one or more of such Defects which Buyer determines it is unwilling to waive and close the transaction contemplated hereby notwithstanding the fact that such Defects exist, Buyer shall notify Seller in writing of such Defects as soon as they are identified by Buyer, but in no event later than five business days prior to Closing. Such Defects of which Buyer so provides notice are herein called "Asserted Defects." All Defects with respect to which Buyer fails to so give Seller notice will be deemed waived for all purposes. In the event that Buyer notifies Seller of Asserted Defects, Seller shall have the right (but not the obligation) to attempt to cure, prior to Closing, such Asserted Defects to the reasonable satisfaction of Buyer.

     (b) The term "Defect" as used in this Section shall mean the following:

     (i) Seller's ownership of the Properties is such that, with respect to a well listed on Exhibit 7.1(b)(i) hereto, it (A) entitles Seller to receive a percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well which is less than the percentage share set forth on Exhibit 7.1(b)(i) in connection with such well in the column headed "NRI" or (B) causes Seller to be obligated to bear a percentage share of the cost of operation of such well greater than the percentage share set forth on Exhibit 7.1(b)(i) in connection with such well in the column headed "WI" (unless the share of production from such well to which Seller is entitled is proportionately larger than the "NRI" shown for such well on Exhibit 7.1(b)(i)); or

     (ii) Seller's ownership of an Oil and Gas Property is subject to a lien other than (A) a lien for taxes not yet delinquent, or (B) a mechanic's or materialmen's lien (or other similar lien), or a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred which are not yet due; or

     (iii) Seller's ownership of an Oil and Gas Property is subject to a preferential right to purchase such property or a requirement that consent to assignment of such property be obtained, unless a waiver of such right has been obtained with respect to the transaction contemplated hereby or, in the case of a preferential right to purchase, an appropriate tender of the applicable interest has been made to the party holding such right and the period of time required for such party to exercise such right has expired without such party exercising such right; or

     (iv) Seller's ownership of an Oil and Gas Property is subject to an imperfection in title which, if asserted, would cause a Defect, as defined in clause (i) above, to exist, and such imperfection in title is not such as would normally be waived by persons engaged in the oil and gas business who are purchasing producing properties; or

     (v) An Oil and Gas Property is subject to a makeup obligation to satisfy take-or-pay payments or other prepayments for production previously received by Seller; or

     (vi) Seller is in an overproduced position with respect to an Oil and Gas Property (e.g., Seller and/or its predecessors in title have taken more gas than their ownership in such Oil and Gas Property would entitle them to take), and such overproduced position is greater than that shown on Exhibit 7.1(b)(vi).

     Section 7.2.  Certain Price Adjustments.

    (a) In the event that, as a part of the due diligence review provided for in Section 7.1 above, Asserted Defects are presented to Seller and Seller is unable (or unwilling) to cure such Asserted Defects prior to Closing, or in the event that Buyer has elected to treat an Oil and Gas Property affected by a casualty loss as if it was an Oil and Gas Property affected by an Asserted Defect (as provided in Article XII), then:

    (i) Buyer and Seller shall, with respect to each Oil and Gas Property affected by one or more Asserted Defects, attempt to agree upon an appropriate adjustment to the Base Purchase Price to account for such Asserted Defects; and

    (ii) with respect to each Oil and Gas Property as to which Buyer and Seller are unable to agree upon an appropriate adjustment with respect to all Asserted Defects affecting such Oil and Gas Property, such Oil and Gas Property will be excluded from the transaction contemplated hereby, and the Base Purchase Price will be reduced by the amount attributed on
    Exhibit 7.2 to such Oil and Gas Property.

Notwithstanding anything herein to the contrary, Buyer may elect to specify as an appropriate adjustment to the Base Purchase Price (A) for an Asserted Defect of the type which is specified in Section 7.1(b)(i) or Section 7.1(b)(iv), and which relates to the NRI specified on Exhibit 7.1(b)(i), an amount equal to X multiplied by Y, where "X" is the amount specified on Exhibit 7.2 for the Oil and Gas Property to which such Defect relates, and where "Y" is the proportionate reduction in such NRI (e.g., the amount by which the share of production to which Seller is actually entitled is less than the NRI specified for such Oil and Gas Property on Exhibit 7.1(b)(i), divided by such NRI specified on Exhibit 7.1(b)(i)), or (B) for a Defect of the type specified in
Section 7.1(b)(ii), Section 7.1(b)(v), or Section 7.1(b)(vi), the amount required to discharge such lien, or the amount represented by the loss of volumes required to discharge such make up obligation or overproduced position, which amounts shall, in the case of a make up obligation or overproduced position, be the discounted present value of the volumes required to discharge such obligation, determined by using a 10% discount rate and assuming the same would be discharged as promptly as possible (under the terms of applicable agreements) after the Closing Date assuming production occurs at the same rate as projected in projections of production furnished by Buyer as (and represented by Buyer to be) its projections used in making its decision to purchase (and valuing such production using prices for production utilized in such projections).

     (b) Should Seller determine (or should Buyer, in the course of its due diligence review contemplated by Section 7.1, determine) that the ownership of the Properties by Seller entitles Seller to a share of the production from a well listed on Exhibit 7.1(b)(i) greater than the share shown for such well under the column headed "NRI" on Exhibit 7.1(b)(i), or that Seller is in an under produced position with respect to an Oil and Gas Property (e.g., Seller and/or its predecessors in title have taken less gas than their ownership in such Oil and Gas Property would entitle them to take), or is in an overproduced position less than that shown on Exhibit 7.1(b)(vi), then Seller may propose an upward adjustment to the Base Purchase Price to account for such fact, in which case such adjustment shall be handled in a similar manner as provided above with respect to adjustments for Asserted Defects; provided that the party making such determination shall notify the other party no later than ten business days prior to the Closing.

     (c) Any reduction to the Base Purchase Price under subsection (a) above shall be effected by a dollar-for-dollar decrease in the Base Cash Portion.

     (d) Any increase in the Base Purchase Price under subsection (b) above shall be effected by a dollar-for-dollar increase in the Base Cash Portion.

     Section 7.3. Waiver. Without limiting Section 7.1 and notwithstanding anything else herein to the contrary, all Defects not raised by Buyer within the time period specified in Section 7.1 shall be waived by Buyer for all purposes, and Buyer shall have no right to seek an adjustment to the Purchase Price, make a claim against Seller or seek indemnification from Seller with respect thereto; provided, however, that this Section 7.3 shall not affect or otherwise limit or modify the rights of Buyer to make a claim and obtain recourse against Seller arising from a breach of Seller's representation and warranty contained in the Assignment.


                             ARTICLE VIII

         Conditions Precedent to the Obligations of the Parties

     Section 8.1. Conditions Precedent to the Obligations of Buyer. The obligations of Buyer under this Agreement are subject to each of the following conditions being met:

     (a) Each and every representation of Seller under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all respects except as to changes specifically contemplated by this Agreement or consented to by Buyer.

     (b) Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Buyer) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

     (c) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

     (d) The total of the net Purchase Price reductions (if any) which result from the application of Section 7.2 do not exceed 5% of the Base Cash Portion.

     (e) Prior to or contemporaneously with the transactions contemplated hereby, Buyer shall have consummated the Other Acquisitions.

    If any such condition on the obligations of Buyer under this Agreement is not met as of the Closing Date, or in the event the Closing does not occur on or before the Closing Date, and (in either case) Buyer is not in breach of its obligations hereunder, this Agreement may, at the option of Buyer, be terminated, in which case the parties shall have no further obligations to one another hereunder (other than the obligations under Article XIV and Section 15.5 which will survive such termination).

     Section 8.2. Conditions Precedent to the Obligations of Seller. The obligations of Seller under this Agreement are subject to each of the following conditions being met:

     (a) Each and every representation of Buyer under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all respects except as to changes specifically contemplated by this Agreement or consented to by Seller.

     (b) Buyer shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Seller) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

     (c) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

     (d) The total of the net Purchase Price reductions (if any) which result from the application of Section 7.2 do not exceed 5% of the Base Cash Portion.

If any such condition on the obligations of Seller under this Agreement is not met as of the Closing Date, or in the event the Closing does not occur on or before the Closing Date, and (in either case) Seller is not in breach of its obligations hereunder in the absence of Buyer also being in breach of its obligations hereunder, this Agreement may, at the option of Seller, be terminated, in which case the parties shall have no further obligations to one another hereunder (other than the obligations under Article XIV and Section 15.5 which will survive such termination).


                             ARTICLE IX

                       Closing of Transaction


     Section 9.1. The Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place in the offices of Thompson & Knight, at 1700 Chase Tower, 600 Travis Street, Houston, Texas, at 10:00 a.m. Central Daylight Time, on October 9, 1998, or at such other date and time as the Buyer and Seller may mutually agree upon (such date and time being herein called the "Closing Date").

     Section 9.2. Seller's Closing Obligations. At the Closing, Seller shall:

     (a) execute, acknowledge and deliver to Buyer an assignment of the Properties (the "Assignment"), in the form attached hereto as
     Exhibit 9.2(a), effective as to runs of oil and deliveries of gas as of 7:00 o'clock a.m., Central Daylight Time on August 1, 1998 (the "Effective Date");

     (b) deliver a copy of the resolutions or consent adopted or otherwise executed by the partners of Seller authorizing Seller to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the general partner of Seller;

     (c) deliver to Buyer a certificate of existence issued by the Secretary of State of Texas and dated no earlier than five business days prior to the Closing Date; and

     (d) to the extent requested by Buyer, execute and deliver to Buyer (i) letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties, and, (ii) an affidavit or other certification (as permitted by such code) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder).

     Section 9.3.  Buyer's Closing Obligations.  At the Closing, Buyer shall:

     (a) deliver to the Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount equal to the Cash Portion of the Purchase Price;

     (b) issue and deliver to Seller a certificate or certificates representing the Closing Shares registered in the name of Seller; and

     (c) deliver a copy of the resolutions adopted by the board of directors of Buyer authorizing Buyer to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the secretary or assistant secretary of Buyer.

     Section 9.4. Delivery of Files. No later than 30 days after the Closing, Seller shall deliver to Buyer such of Seller's contract files, lease and other title files, production files, well files and other files pertaining to the ownership and/or operation of the Properties as Buyer may request.


                             ARTICLE X

                  Certain Accounting Adjustments.

     Section 10.1. Adjustments. Appropriate adjustments shall be made between Buyer and Seller so that (a) all expenses (including, without limitation, all drilling costs, all capital expenditures, and all overhead charges under applicable operating agreements, and all other overhead charges actually charged by third parties) which are incurred in the operation of the Properties after the Effective Date will be borne by Buyer, and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced from the Oil and Gas Properties after the Effective Date will be received by Buyer, and (b) all expenses which are incurred in the operation of the Properties before the Effective Date will be borne by Seller and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom before the Effective Date will be received by Seller. It is agreed that, in making such adjustments: (i) oil which was produced from the Oil and Gas Properties and which was, on the Effective Date, stored in tanks located on the Oil and Gas Properties (or located elsewhere but used to store oil produced from the Oil and Gas Properties prior to delivery to oil purchasers) and above pipeline connections shall be deemed to have been produced before the Effective Date (it is recognized that such tanks were not gauged on the Effective Date for the purposes of this Agreement and that determination of the volume of such oil in storage will be based on the best available data, which may include estimates), and (ii) ad valorem taxes assessed with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), and (iii) no consideration shall be given to the local, state or federal income tax liabilities of any party.

     Section 10.2  Closing and Post-Closing Accounting Settlements.

     (a) At or before Closing, the parties shall determine, based upon the best information reasonably available to them, the amount of the adjustments provided for in Section 10.1. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit, for the amount of such excess, against the Cash Portion of the Purchase Price to be paid at Closing, and, if the converse is true, Buyer shall pay to Seller, at Closing (in addition to amounts otherwise then owed), the amount of such excess.

     (b) On or before 90 days after Closing, Buyer and Seller shall review any additional information which may then be available pertaining to the adjustments provided for in Sections 10.1, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the adjustments made at Closing, or to correct errors made in such adjustments) should be made beyond those made at Closing, and shall make any such adjustments by appropriate payments from Seller to Buyer or from Buyer to Seller. Following such additional adjustments, no further adjustments shall be made under this Article X.




                              ARTICLE XI

                   Assumption and Indemnification

     Seller shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Assignment, shall be deemed to have agreed) to indemnify and hold Buyer harmless from and against any and all claims, obligations, actions, liabilities, damages, or expenses arising out of the ownership and/or operation of the Properties before the date of Closing. Buyer shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Assignment, shall be deemed to have agreed) to indemnify and hold Seller harmless from and against any and all claims, obligations, actions, liabilities, damages, or expenses arising out of the ownership and/or operation of the Properties after the date of Closing. In the event of a conflict between this Section and the adjustment procedure provided for in Article X, this Section shall control, except that nothing in this Section shall be construed as overriding the adjustment procedure provided for in Article X as to expenses arising between the Effective Date and Closing which are properly charged to Buyer pursuant to such procedure. The liability of the parties comprising Seller under this
Article XI shall be proportionate and several and not joint or joint and several.


                              ARTICLE XII

                            Casualty Loss

     In the event of damage by fire or other casualty to the Properties after the Effective Date and prior to the Closing, then this Agreement shall remain in full force and effect, and (unless Buyer and Seller shall otherwise agree) in such event

     (a) as to each such Property so damaged which is an Oil and Gas Property, then, at Buyer's election, either (i) such Property shall be treated as if it had an Asserted Defect associated with it and the procedure provided for in Article 7 shall be applicable thereto, or (B) the Purchase Price will not be adjusted, and if Seller should be entitled to make any claims under any insurance policy with respect to such damage, Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, such claims, and

     (b) as to each such Property which is other than an Oil and Gas Property, Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, any and all insurance claims relating to such loss, and Buyer shall take title to the Property affected by such loss without reduction of the Purchase Price.



                              ARTICLE XIII

                               Notices

     All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to Seller:          c/o NCI Enterprises, Inc.
                       550 West Texas
                       Suite 1145
                       Midland, Texas  79701
                       Attention: Wayne Newkumet
                       Fax No.: 915-687-2519

If to Buyer:           Future Petroleum Corporation
                       2351 West Northwest Highway
                       Suite 2130
                       Dallas, Texas  75220
                       Attention: Carl Price
                       Fax No.: 214-350-8382

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Article, at least ten (10) days prior to the effective date of such change of address.


                              ARTICLE XIV

                             Commissions


     (a) Seller agrees to indemnify and hold harmless Buyer from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     (b) Buyer agrees to indemnify and hold harmless Seller from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.


                                ARTICLE XV

                           Miscellaneous Matters

     Section 15.1. Survival of Provisions. All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time and, except as provided below in this Section, all of such representations and warranties shall survive the Closing and the delivery of the Assignment; provided, that the representations and warranties of the Seller under Sections 4.7 through 4.15 shall survive only until the first anniversary date of the Closing Date. The provisions of, and the obligations of the parties under, Article IX (to the extent the same are, by mutual agreement, not performed at Closing), and Articles X through XV inclusive shall survive the Closing and the delivery of the Assignment.

     Section 15.2. Further Assurances. After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer.

     Section 15.3. Binding Effect; Successors and Assigns. The Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights under this Agreement, without the prior written consent of the other party first having been obtained, except that Buyer shall have the right to designate a wholly-owned subsidiary of Buyer to whom title to the Properties shall be conveyed by Seller.

     Section 15.4. Imbalances. On the date of Closing (and, upon the delivery to Buyer of the Assignments), Buyer shall succeed to the position of Seller with respect to all gas imbalances. As a result of such succession Buyer shall (i) be entitled to receive any and all benefits, including payments of proceeds of production in excess of amounts which it would otherwise be entitled to produce and receive by virtue of ownership of the Oil and Gas Properties, which Seller would have been entitled to receive by virtue of such positions and (ii) shall be obligated to suffer any detriments (whether the same be in the form of obligations to deliver production which would have otherwise been attributable to its ownership of the Oil and Gas Properties without receiving full payment therefor, or be in the form of the obligation to make payment in cash) which Seller would have been obligated to suffer by virtue of such positions.

     Section 15.5. Expenses. Each party shall bear and pay all expenses incurred by it in connection with the transaction contemplated by this Agreement.

     Section 15.6. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter. Time is of the essence in this Agreement.

     Section 15.7. Public Statements. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior consent of the other party.

     Section 15.8. Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     Section 15.9. Amendments. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

     Section 15.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 15.11. Counterparts. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.



SELLER:

NCI 1990, LTD.
By: NCI Enterprises, Inc.
General Partner

By:  /s/ Wayne Newkumet
Wayne Newkumet
Vice President

NCI RESERVES, LTD.
NCI 1990, LTD.
By: NCI Enterprises, Inc.
General Partner

By:  /s/ Wayne Newkumet
Wayne Newkumet
Vice President

SOUTHWEST SULFUR & OIL, INC.

By: /s/ Wayne Newkumet
Wayne Newkumet
President


   /s/ Wayne Newkumet
WAYNE NEWKUMET

CASTELLO ENTERPRISES, INC.

By:  /s/ Wayne Newkumet
Wayne Newkumet
Attorney-in-Fact



BUYER:

FUTURE PETROLEUM CORPORATION


By:   /s/ Carl Price
Carl Price
President

                              EXHIBIT II
                                  TO
                      PURCHASE AND SALE AGREEMENT
                         DATED OCTOBER 9, 1998
                            BY AND BETWEEN
                        NCI 1990, LTD., ET AL.
                                AND
                     FUTURE PETROLEUM CORPORATION



                            EXHIBIT 6.5

NONE.

                          EXHIBIT 7.1(b)(i)

Working Interest:

Net Revenue Interest:


                         EXHIBIT 7.1(b)(vi)

NONE.



                             EXHIBIT 7.2



                           EXHIBIT 9.2(a)



                   SELLER'S DISCLOSURE SCHEDULE

Section 4.8.  None.

Section 4.9.  None.

Section 4.10.  None.



                             EXHIBIT 10.06


                     PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT dated October 9, 1998, is made by and between NCI PROPERTIES, LTD., a Texas limited partnership ("Seller"), and FUTURE PETROLEUM CORPORATION, a Utah corporation ("Buyer");

                      W I T N E S E T H:

     WHEREAS, Seller desires to sell, assign and convey to Buyer, and Buyer desires to purchase and accept certain oil and gas properties and related assets; and

     WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:


                             ARTICLE I

                    Definitions and References

     Section 1.1. Certain Defined Terms. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the section, subsections or other subdivisions referred to below:

     "Agreement" shall mean this Agreement, as hereafter changed, amended or modified in accordance with the terms hereof.

     "Asserted Defects" shall have the meaning assigned to such term in Section 7.1(a).

     "Assignment" shall have the meaning assigned to such term in Section
9.2(a).

     "Base Cash Portion" shall have the meaning assigned to such term in
Article III.

     "Base Purchase Price" shall have the meaning assigned to such term in
Article III.

     "Basic Documents" shall have the meaning assigned to such term in Section 4.7.

     "Buyer Common Stock" shall mean shares of common stock of Buyer, $0.01 par value per share, and any shares issued or issuable with respect thereto by way of a stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Cash Portion of the Purchase Price" shall mean the Base Cash Portion, as may be adjusted as provided in Sections 7.2 and 10.2(a), and as the same may be otherwise adjusted by the mutual agreement of the parties.

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 9.1.

     "Closing Shares" shall have the meaning assigned to such term in Article
III.

     "Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

     "Defects" shall have the meaning assigned to such term in Section 7.1(b).

     "Effective Date" shall have the meaning assigned to such term in Section 9.2(a).

     "Oil and Gas Properties" shall have the meaning assigned to such term in
Article II.

     "Other Acquisitions" shall mean the transactions contemplated under the following documents: (i) that certain Purchase and Sale Agreement between Buyer and NCI Enterprises, Inc., et al, in respect of the Shawnee Townsite Unit, Pottawatomie County, Oklahoma; (ii) that certain Purchase and Sale Agreement between Buyer and Pledger Partners, Ltd. Buna Field, Jasper County, Texas; and
(iii) that certain Purchase and Sale Agreement dated September __, 1998, between Buyer and Bargo Energy Company, in respect of the NE Limes Field, the Candy Field, the Sand Hills Field, the Bluitt Field, the Bruce Roy Field, and the NorthYellow Creek Field, located in New Mexico (Bluitt Field), Mississippi (NorthYellow Creek Field) and in Texas (all others).

     "Properties" shall have the meaning assigned to such term in Article II.

     "Purchase Price" shall have the meaning assigned to such term in Article
III.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

      "Seller Disclosure Schedule" shall mean a schedule delivered by Seller to Buyer on the date hereof which sets forth additional information regarding the representations and warranties of Seller contained herein and information called for hereby.

     Section 1.2.  References, Titles and Construction.


     (a) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

     (b) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

     (c) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

     (d) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

     (e) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

     (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

     (g) The word "or" is not intended to be exclusive and the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

     (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

     (i)     All references herein to "$" or "dollars" shall refer to U.S.
Dollars.

     (j)     Exhibits II, 6.5, 7.1(b)(i), 7.1(b)(vi), 7.2 and 9.2(a) are
attached hereto. Each such Exhibit is incorporated herein by reference for all purposes and references to this Agreement shall also include such Exhibit unless the context in which used shall otherwise require.


                             ARTICLE II

                  Property to be Sold and Purchased


     Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

     (a) All of those properties described in Exhibit II attached hereto and made a part hereof for all purposes;

     (b) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the oil, gas and other minerals in and under or that may be produced from the lands described in Exhibit II hereto (including, without limitation, interests in oil, gas and/or mineral leases covering such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals), whether such lands be described in a description set forth in such Exhibit II or be described in such Exhibit II by reference to another instrument (and without limitation by any depth limitations that may be set forth in such Exhibit II or in any such instrument so referred to for description), even though Seller's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, such Exhibit II;

     (c) All rights, titles and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations and/or declarations) relating to the properties described in paragraphs (a) and (b) above;

     (d) All rights, titles and interests of Seller in and to all presently existing and valid production sales (and sales related) contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in paragraphs (a), (b) and (c) above, or which relate to the exploration, development, operation, or maintenance thereof or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto);

     (e) All rights, titles and interests of Seller in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment), and all easements, rights-of-way, surface leases and other surface rights, all permits and licenses, and all other appurtenances being used or held for use in connection with, or otherwise related to, the exploration, development, operation or maintenance of any of the properties described in paragraphs (a), (b) and
(c) above, or the treatment, storage, transportation or marketing of production therefrom (or allocated thereto); and

     (f) All of Seller's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting records), seismic records and surveys, gravity maps, electric logs, geological or geophysical data and records, and other files, documents and records of every kind and description which relate to the properties described above.

    The properties and interests specified in the foregoing paragraphs (a), (b) and (c) are herein sometimes collectively called the "Oil and Gas Properties," and the properties and interests specified in the foregoing paragraphs (a), (b),
(c), (d), (e) and (f) are herein sometimes collectively called the "Properties".



                            ARTICLE III

                          Purchase Price

     In consideration of the sale of the Properties by Seller to Buyer, Buyer shall pay to Seller at Closing an aggregate purchase price (the "Base Purchase Price") consisting of the following:

     (a) $493,000 cash (the "Base Cash Portion"); and

     (b) 163,324 shares of Buyer Common Stock (the "Closing Shares").

The Base Purchase Price may be adjusted as provided in Sections 6.5 and 7.2 and in Article XII (the Base Purchase Price, as so adjusted, and as the same may be otherwise adjusted by the mutual agreement of the parties, being called the "Purchase Price").

                             ARTICLE IV

                Representations and Warranties of Seller

     Section 4.1. Organization and Existence. Seller is a limited partnership duly formed and validly existing under the laws of the State of Texas.

     Section 4.2. Power and Authority. Seller has full partnership power and partnership authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of Seller.

     Section 4.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 4.4. Non-Contravention. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will (a) conflict with or result in a violation of any provision of the partnership agreement or other governing instruments of Seller, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the properties of Seller, or (d) violate any applicable law, rule or regulation binding upon Seller.

     Section 4.5. Approvals. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals required to be obtained from governmental entities who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

     Section 4.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Seller is a party which affect the Properties (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties), or affecting the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.7. Basic Documents. The oil, gas and/or mineral leases, interests in which comprise parts of the Oil and Gas Properties, and all other material contracts and agreements, licenses, permits and easements, rights-of-way and other rights-of-surface use comprising any part of or otherwise relating to the Properties (such leases and such material contracts, agreements, licenses, permits, easements, rights-of-way and other rights-of-surface use being herein called the "Basic Documents"), are in full force and effect and constitute valid and binding obligations of the parties thereto. All contracts and agreements which are Basic Documents are disclosed on Exhibit II in connection with the descriptions of the Oil and Gas Properties to which they relate. Seller is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under the Basic Documents, and (to the best of Seller's knowledge) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists, to the extent such breach or default (whether by Seller or such a third party) could materially adversely affect the ownership, operation, value or use of any Oil and Gas Property or the Buyer after the Effective Date. All payments (including, without limitation, all delay rentals, royalties, shut-in royalties and valid calls for payment or prepayment under operating agreements) owing under Basic Documents have been and are being made (timely, and before the same became delinquent) by Seller in all material respects (and, where the non-payment of same by a third party could materially adversely affect the ownership, operation, value or use of an Oil and Gas Property after the Effective Date, have been and are being made, to Seller's knowledge, by such third parties). For the purposes of the representations contained in this Section (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of Seller under a Basic Document, shall be considered material.

    Section 4.8. Commitments, Abandonments or Proposals. Except as set forth in Section 4.8 of the Seller Disclosure Schedule: (a) Seller has incurred no expenses, and has made no commitments to make expenditures (including, without limitation, Seller has not entered into any agreements that would obligate Seller to make expenditures), in connection with (and no other obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of existing wells on the Oil and Gas Properties; (b) Seller has not abandoned any wells (or removed any material items of equipment, except those replaced by items of equal suitability and value) on the Oil and Gas Properties since the Effective Date; and (c) no proposals are currently outstanding (whether made by Seller or by any other party) to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations for which consent is required under the applicable operating agreement, or to conduct any other operations other than normal operation of existing wells on the Oil and Gas Properties, or to abandon any wells, on the Oil and Gas Properties.

     Section 4.9. Production Sales Contracts. There exist no agreements or arrangements for the sale of production from the Oil and Gas Properties (including without limitation, calls on, or other rights to purchase, production, whether or not the same are currently being exercised) other than
(a) production sales contracts (in this Section, the "Scheduled Production Sales Contracts") disclosed in Section 4.9 of the Seller Disclosure Schedule or (b) agreements or arrangements which are cancelable on 90 days notice or less without penalty or detriment. Seller is presently receiving a price for all production from (or attributable to) each Oil and Gas Property covered by a Scheduled Production Sales Contract as computed in accordance with the terms of such contract, and is not having deliveries of gas from any Oil and Gas Property subject to a Scheduled Production Sale Contract curtailed substantially below such property's delivery capacity.

     Section 4.10.  Plugging and Abandonment.  Except for wells listed in
Section 4.10 of the Seller Disclosure Schedule, there are no dry holes, or shut in or otherwise inactive wells, located on the Oil and Gas Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned, and except for wells drilled to depths not included within the Oil and Gas Properties or within units in which the Oil and Gas Properties participate which have never been completed in such depths.

     Section 4.11. Licenses and Permits. Seller has all governmental licenses and permits necessary or appropriate to own and operate the Properties as presently being owned and operated, and such licenses, permits and filings are in full force and effect (and are transferrable to Buyer or are subject to being routinely replaced by a license or permit issued to Buyer as a successor owner of the Properties), and Seller has not received written notice of any violations in respect of any such licenses or permits.

     Section 4.12. Area of Mutual Interest and Other Agreements; Tax Partnerships. No Oil and Gas Property is subject to (or has related to it) any area of mutual interest agreements. No Oil and Gas Property is subject to (or has related to it) any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Effective Date. No Oil and Gas Property is subject to (or has related to it) any tax partnership.

     Section 4.13. Payment of Expenses. All expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all severance, production, ad valorem, windfall profit and other similar taxes) and liabilities relating to the ownership or operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller (and, as to properties operated by third parties, so paid by such third parties, to the best of Seller's knowledge) in all material respects.

     Section 4.14. Compliance with Laws. The ownership and operation of Properties, to the extent that non-conformance could adversely affect the ownership, operation, value or use thereof after the Effective Date (or otherwise affect Buyer), has been in conformity, in all material respects, with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, relating to the Properties. Without in any way limiting the foregoing representations, the Properties are not in violation of (or subject to any existing, pending or, threatened investigation or inquiry by any governmental authority, or to any remedial obligations under) any applicable laws, rules, regulations or orders pertaining to health or the environment, including those relating to waste materials or hazardous substances (hereinafter sometimes collectively called "applicable environmental laws"). Seller undertook, at the times of its respective acquisitions of the Properties, all appropriate inquiry into the previous ownership and uses of the Properties consistent with good commercial or customary practice, and Seller has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes (as defined in the applicable environmental laws) have been disposed of or otherwise released on or to the Properties. Also without limitation of the foregoing, all oil and gas wells comprising a part of the Properties have been drilled and completed within the boundaries of the applicable leases or within limits otherwise permitted by a valid and enforceable pooling, unit, or other agreement or contract or by applicable law, and no well comprising a part of the Properties is or was subject to any penalty on allowables after the Effective Date because of any over-production (or any other judgments, orders or decrees of any court or governmental authority or agency) which would (or did) prevent such well from being entitled to its full legal and regular allowable (as prescribed by any court or governmental body or agency) from and after the Effective Date.

     Section 4.15. Operatorship of Properties. Neither Seller, nor any affiliate of Seller, has or is currently serving as the operator with respect to the Properties.

     Section 4.16. Investment Intent. Seller is acquiring the Closing Shares to be acquired by it hereunder for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Commission under the Securities Act covering the Closing Shares, or (ii) pursuant to an applicable exemption under the Securities Act.

     Section 4.17. Investment Experience. Seller acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Closing Shares to be acquired by it hereunder, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Closing Shares. Seller has not been organized for the purpose of acquiring the Closing Shares to be acquired by it hereunder. Seller is an "accredited investor" as defined in Rule 501(a) of the Securities Act.

     Section 4.18. Restricted Securities. Seller understands that the Closing Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that such Closing Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations such Closing Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

     Section 4.19. Legend. It is agreed and understood by Seller that the certificates representing the Closing Shares shall each conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE FIRST REGISTERED PURSUANT TO THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     Section 4.20. Disclaimer of Warranties. Other than those expressly set out in this Article IV, Seller hereby expressly disclaims any and all representations or warranties with respect to the Properties or the transaction contemplated hereby, and Buyer agrees that the Properties are being sold by Seller "where is" and "as is". Specifically as a part of (but not in limitation of) the foregoing, Buyer acknowledges that Seller has not made, and Seller hereby expressly disclaims, any representation or warranty (express, implied, under common law, by statute or otherwise) as to the condition of the Properties (INCLUDING WITHOUT LIMITATION, SELLER DISCLAIMS ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).


                               ARTICLE V

                 Representations and Warranties of Buyer

     Section 5.1. Organization and Existence. Buyer is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation, and is qualified to do business in the State of Utah.

     Section 5.2. Power and Authority. Buyer has full corporate power and corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Buyer.

     Section 5.3. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     Section 5.4. Non-Contravention. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a violation of any provision of the charter or bylaws or other governing instruments of Buyer, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound,
(c) result in the creation or imposition of any lien or other encumbrance upon the properties of Buyer, or (d) violate any applicable law, rule or regulation binding upon Buyer.

     Section 5.5. Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby, other than compliance with any applicable requirements of the Securities Act and any applicable state securities laws.

     Section 5.6. Pending Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.7. Knowledgeable Purchaser. Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act or a distribution thereof in violation of any other applicable securities laws.

     Section 5.8. Buyer Common Stock. The Closing Shares have been duly authorized for such issuance and, when issued and delivered by Buyer in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable.


                              ARTICLE VI

              Certain Covenants of Seller Pending Closing

     Section 6.1. Access to Files. From the date hereof until Closing, Seller will give Buyer, and its attorneys and other representatives, access at all reasonable times to the Properties and to any contract files, lease or other title files, production files, well files and other files of Seller pertaining to the ownership and/or operation of the Properties, and Seller will use its reasonable best efforts to arrange for Buyer, and its attorneys and other representatives, to have access to any such files in the office of Seller. Seller shall not be obligated to provide Buyer with access to any records or data which Seller cannot provide to Buyer without, in its opinion, breaching confidentiality agreements with other parties.

     Section 6.2. Conduct of Operations. Seller will take such steps as would a prudent non-operator to cause the operator to of the Properties to (a) continue the routine operation of the Properties in the ordinary course of business and as would a prudent operator, (b) operate the Properties in conformity (in all material respects) with all applicable laws, and all applicable rules, regulations and orders of all governmental agencies having jurisdiction, and in conformity with all oil, gas and/or mineral leases, and in conformity (in all material respects) with all Basic Documents other than such leases, and (c) fulfill all obligations (including without limitation all obligations to make payments under leases or other Basic Documents) under such leases, and (in all material respects) under such other Basic Documents and (in all material respects) under such laws, rules, regulations and orders (without limitation of the foregoing, the failure to perform an obligation, when such failure could result in forfeiture or termination of rights of Seller under a Basic Document, shall be considered material).

     Section 6.3. Restrictions on Certain Actions. Seller will not, without Buyer's prior consent:

     (a) expend any funds, or make any commitments to expend funds (including, without limitation, entering into new agreements which would obligate Seller to expend funds), or otherwise incur any other obligations or liabilities, in connection with the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of the existing wells on the Oil and Gas Properties;

     (b) propose the drilling of any additional wells, or propose the deepening, plugging back or reworking of any existing wells, or propose the conducting of any other operations which require consent under the applicable operating agreement, or propose the conducting of any other operations other than the normal operation of the existing wells on the Oil and Gas Properties, or propose the abandonment of any wells on the Oil and Gas Properties (and Seller agrees that it will advise Buyer of any such proposals made by third parties and will respond to each such proposal made by a third party in the manner requested by Buyer);

     (c) sell, transfer or abandon any portion of the Properties other than items of materials, supplies, machinery, equipment, improvements or other personal property or fixtures forming a part of the Properties (and then only if the same is replaced with an item of equal suitability and value free of liens and security interests, which replacement item will then, for the purposes of this Agreement, become part of the Properties) ; or

     (d) release (or permit to terminate), or modify or reduce its rights under, any oil, gas and/or mineral lease forming a part of the Oil and Gas Properties, or any other Basic Document, or enter into any new agreements which would be Basic Documents, or modify any existing production sales contracts or enter into any new production sales contracts.

     Section 6.4. Payment of Expenses. Seller will cause all expenses (including, without limitation, all bills for labor, materials and supplies used or furnished for use in connection with the Property and all severance, production, windfall profit and similar taxes) and liabilities relating to the ownership or operation of the Properties prior to the date of Closing to be promptly paid and discharged.

     Section 6.5. Preferential Rights and Third Party Consents. Seller will request, from the appropriate parties (and in accordance with the documents creating such rights and/or requirements), waivers of the preferential rights to purchase, or requirements that consent to assignment be obtained, which are identified on Exhibit 6.5. Seller shall have no obligation hereunder other than to so request such waivers (i.e., Seller shall have no obligation to assure that such waivers are obtained), and if all such waivers (or any other waivers of preferential rights to purchase or requirements that consent be obtained to assignment, even if the same are not listed on such Exhibit 6.5) are not obtained, Buyer may treat any waiver which is not obtained as a matter which causes Seller's title to not be sufficient to meet the standards set forth in
Article VII; provided, however, that if the unobtained waiver is a waiver of a preferential right to purchase, and if both Buyer and Seller agree to this treatment of such matter (and agree upon an appropriate allocation of the Purchase Price), Seller will tender (at the agreed allocated portion of the Purchase Price) the required interest in the Property affected by such unwaived preferential right to purchase to the holder, or holders, of such right who have elected not to waive such preferential right to purchase, and if, and to the extent that, such preferential right to purchase is exercised by such party or parties, such interest in such Property will be excluded from the transaction contemplated hereby and the Purchase Price will be reduced by the amount paid, or to be paid, by the party exercising such preferential right to purchase (and Seller shall collect such amount from such purchaser).



                            ARTICLE VII

                     Due Diligence Examination

     Section 7.1.  Inspection and Assertion of Defects.

     (a) Buyer may, to the extent it deems appropriate, conduct, at its sole cost, such title examination or investigation as it may choose to conduct with respect to the Properties. Should, as a result of such examination and investigation, or otherwise, matters come to Buyer's attention which would constitute "Defects" (as below defined), and should there be one or more of such Defects which Buyer determines it is unwilling to waive and close the transaction contemplated hereby notwithstanding the fact that such Defects exist, Buyer shall notify Seller in writing of such Defects as soon as they are identified by Buyer, but in no event later than five business days prior to Closing. Such Defects of which Buyer so provides notice are herein called "Asserted Defects." All Defects with respect to which Buyer fails to so give Seller notice will be deemed waived for all purposes. In the event that Buyer notifies Seller of Asserted Defects, Seller shall have the right (but not the obligation) to attempt to cure, prior to Closing, such Asserted Defects to the reasonable satisfaction of Buyer.

     (b) The term "Defect" as used in this Section shall mean the following:

     (i) Seller's ownership of the Properties is such that, with respect to a well listed on Exhibit 7.1(b)(i) hereto, it (A) entitles Seller to receive a percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well which is less than the percentage share set forth on Exhibit 7.1(b)(i) in connection with such well in the column headed "NRI" or (B) causes Seller to be obligated to bear a percentage share of the cost of operation of such well greater than the percentage share set forth on Exhibit 7.1(b)(i) in connection with such well in the column headed "WI" (unless the share of production from such well to which Seller is entitled is proportionately larger than the "NRI" shown for such well on Exhibit 7.1(b)(i)); or

     (ii) Seller's ownership of an Oil and Gas Property is subject to a lien other than (A) a lien for taxes not yet delinquent, or (B) a mechanic's or materialmen's lien (or other similar lien), or a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred which are not yet due; or

     (iii) Seller's ownership of an Oil and Gas Property is subject to a preferential right to purchase such property or a requirement that consent to assignment of such property be obtained, unless a waiver of such right has been obtained with respect to the transaction contemplated hereby or, in the case of a preferential right to purchase, an appropriate tender of the applicable interest has been made to the party holding such right and the period of time required for such party to exercise such right has expired without such party exercising such right; or

     (iv) Seller's ownership of an Oil and Gas Property is subject to an imperfection in title which, if asserted, would cause a Defect, as defined in clause (i) above, to exist, and such imperfection in title is not such as would normally be waived by persons engaged in the oil and gas business who are purchasing producing properties; or

     (v) An Oil and Gas Property is subject to a makeup obligation to satisfy take-or-pay payments or other prepayments for production previously received by Seller; or

     (vi) Seller is in an overproduced position with respect to an Oil and Gas Property (e.g., Seller and/or its predecessors in title have taken more gas than their ownership in such Oil and Gas Property would entitle them to take), and such overproduced position is greater than that shown on Exhibit 7.1(b)(vi).

     Section 7.2.  Certain Price Adjustments.

     (a) In the event that, as a part of the due diligence review provided for in Section 7.1 above, Asserted Defects are presented to Seller and Seller is unable (or unwilling) to cure such Asserted Defects prior to Closing, or in the event that Buyer has elected to treat an Oil and Gas Property affected by a casualty loss as if it was an Oil and Gas Property affected by an Asserted Defect (as provided in Article XII), then:

     (i) Buyer and Seller shall, with respect to each Oil and Gas Property affected by one or more Asserted Defects, attempt to agree upon an appropriate adjustment to the Base Purchase Price to account for such Asserted Defects; and

     (ii) with respect to each Oil and Gas Property as to which Buyer and Seller are unable to agree upon an appropriate adjustment with respect to all Asserted Defects affecting such Oil and Gas Property, such Oil and Gas Property will be excluded from the transaction contemplated hereby, and the Base Purchase Price will be reduced by the amount attributed on
     Exhibit 7.2 to such Oil and Gas Property.

Notwithstanding anything herein to the contrary, Buyer may elect to specify as an appropriate adjustment to the Base Purchase Price (A) for an Asserted Defect of the type which is specified in Section 7.1(b)(i) or Section 7.1(b)(iv), and which relates to the NRI specified on Exhibit 7.1(b)(i), an amount equal to X multiplied by Y, where "X" is the amount specified on Exhibit 7.2 for the Oil and Gas Property to which such Defect relates, and where "Y" is the proportionate reduction in such NRI (e.g., the amount by which the share of production to which Seller is actually entitled is less than the NRI specified for such Oil and Gas Property on Exhibit 7.1(b)(i), divided by such NRI specified on Exhibit 7.1(b)(i)), or (B) for a Defect of the type specified in
Section 7.1(b)(ii), Section 7.1(b)(v), or Section 7.1(b)(vi), the amount required to discharge such lien, or the amount represented by the loss of volumes required to discharge such make up obligation or overproduced position, which amounts shall, in the case of a make up obligation or overproduced position, be the discounted present value of the volumes required to discharge such obligation, determined by using a 10% discount rate and assuming the same would be discharged as promptly as possible (under the terms of applicable agreements) after the Closing Date assuming production occurs at the same rate as projected in projections of production furnished by Buyer as (and represented by Buyer to be) its projections used in making its decision to purchase (and valuing such production using prices for production utilized in such projections).

     (b) Should Seller determine (or should Buyer, in the course of its due diligence review contemplated by Section 7.1, determine) that the ownership of the Properties by Seller entitles Seller to a share of the production from a well listed on Exhibit 7.1(b)(i) greater than the share shown for such well under the column headed "NRI" on Exhibit 7.1(b)(i), or that Seller is in an under produced position with respect to an Oil and Gas Property (e.g., Seller and/or its predecessors in title have taken less gas than their ownership in such Oil and Gas Property would entitle them to take), or is in an overproduced position less than that shown on Exhibit 7.1(b)(vi), then Seller may propose an upward adjustment to the Base Purchase Price to account for such fact, in which case such adjustment shall be handled in a similar manner as provided above with respect to adjustments for Asserted Defects; provided that the party making such determination shall notify the other party no later than ten business days prior to the Closing.

     (c) Any reduction to the Base Purchase Price under subsection (a) above shall be effected by a dollar-for-dollar decrease in the Base Cash Portion.

     (d) Any increase in the Base Purchase Price under subsection (b) above shall be effected by a dollar-for-dollar increase in the Base Cash Portion.

     Section 7.3. Waiver. Without limiting Section 7.1 and notwithstanding anything else herein to the contrary, all Defects not raised by Buyer within the time period specified in Section 7.1 shall be waived by Buyer for all purposes, and Buyer shall have no right to seek an adjustment to the Purchase Price, make a claim against Seller or seek indemnification from Seller with respect thereto; provided, however, that this Section 7.3 shall not affect or otherwise limit or modify the rights of Buyer to make a claim and obtain recourse against Seller arising from a breach of Seller's representation and warranty contained in the Assignment.


                             ARTICLE VIII

         Conditions Precedent to the Obligations of the Parties

     Section 8.1. Conditions Precedent to the Obligations of Buyer. The obligations of Buyer under this Agreement are subject to each of the following conditions being met:

     (a) Each and every representation of Seller under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all respects except as to changes specifically contemplated by this Agreement or consented to by Buyer.

     (b) Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Buyer) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

     (c) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

     (d) The total of the net Purchase Price reductions (if any) which result from the application of Section 7.2 do not exceed 5% of the Base Cash Portion.

     (e) Prior to or contemporaneously with the transactions contemplated hereby, Buyer shall have consummated the Other Acquisitions.

     If any such condition on the obligations of Buyer under this Agreement is not met as of the Closing Date, or in the event the Closing does not occur on or before the Closing Date, and (in either case) Buyer is not in breach of its obligations hereunder, this Agreement may, at the option of Buyer, be terminated, in which case the parties shall have no further obligations to one another hereunder (other than the obligations under Article XIV and Section 15.5 which will survive such termination).

     Section 8.2. Conditions Precedent to the Obligations of Seller. The obligations of Seller under this Agreement are subject to each of the following conditions being met:

     (a) Each and every representation of Buyer under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all respects except as to changes specifically contemplated by this Agreement or consented to by Seller.

     (b) Buyer shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Seller) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

     (c) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

     (d) The total of the net Purchase Price reductions (if any) which result from the application of Section 7.2 do not exceed 5% of the Base Cash Portion.

     If any such condition on the obligations of Seller under this Agreement is not met as of the Closing Date, or in the event the Closing does not occur on or before the Closing Date, and (in either case) Seller is not in breach of its obligations hereunder in the absence of Buyer also being in breach of its obligations hereunder, this Agreement may, at the option of Seller, be terminated, in which case the parties shall have no further obligations to one another hereunder (other than the obligations under Article XIV and Section 15.5 which will survive such termination).


                              ARTICLE IX

                        Closing of Transaction

     Section 9.1. The Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place in the offices of Thompson & Knight, at 1700 Chase Tower, 600 Travis Street, Houston, Texas, at 10:00 a.m. Central Daylight Time, on October 9, 1998, or at such other date and time as the Buyer and Seller may mutually agree upon (such date and time being herein called the "Closing Date").

     Section 9.2. Seller's Closing Obligations. At the Closing, Seller shall:

     (a) execute, acknowledge and deliver to Buyer an assignment of the Properties (the "Assignment"), in the form attached hereto as
      Exhibit 9.2(a), effective as to runs of oil and deliveries of gas as of 7:00 o'clock a.m., Central Daylight Time on August 1, 1998 (the "Effective Date");

      (b) deliver a copy of the resolutions or consent adopted or otherwise executed by the partners of Seller authorizing Seller to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the general partner of Seller;

      (c) deliver to Buyer a certificate of existence issued by the Secretary of State of Texas and dated no earlier than five business days prior to the Closing Date; and

      (d) to the extent requested by Buyer, execute and deliver to Buyer (i) letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties, and, (ii) an affidavit or other certification (as permitted by such code) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder).

     Section 9.3.  Buyer's Closing Obligations.  At the Closing, Buyer shall:

     (a) deliver to the Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount equal to the Cash Portion of the Purchase Price;

     (b) issue and deliver to Seller a certificate or certificates representing the Closing Shares registered in the name of Seller; and

     (c) deliver a copy of the resolutions adopted by the board of directors of Buyer authorizing Buyer to execute and deliver this Agreement and all related documents and instruments and to perform its obligations hereunder and thereunder, which copy shall be certified by the secretary or assistant secretary of Buyer.

     Section 9.4. Delivery of Files. No later than 30 days after the Closing, Seller shall deliver to Buyer such of Seller's contract files, lease and other title files, production files, well files and other files pertaining to the ownership and/or operation of the Properties as Buyer may request.


                              ARTICLE X

                    Certain Accounting Adjustments.


      Section 10.1. Adjustments. Appropriate adjustments shall be made between Buyer and Seller so that (a) all expenses (including, without limitation, all drilling costs, all capital expenditures, and all overhead charges under applicable operating agreements, and all other overhead charges actually charged by third parties) which are incurred in the operation of the Properties after the Effective Date will be borne by Buyer, and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced from the Oil and Gas Properties after the Effective Date will be received by Buyer, and (b) all expenses which are incurred in the operation of the Properties before the Effective Date will be borne by Seller and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom before the Effective Date will be received by Seller. It is agreed that, in making such adjustments: (i) oil which was produced from the Oil and Gas Properties and which was, on the Effective Date, stored in tanks located on the Oil and Gas Properties (or located elsewhere but used to store oil produced from the Oil and Gas Properties prior to delivery to oil purchasers) and above pipeline connections shall be deemed to have been produced before the Effective Date (it is recognized that such tanks were not gauged on the Effective Date for the purposes of this Agreement and that determination of the volume of such oil in storage will be based on the best available data, which may include estimates), and (ii) ad valorem taxes assessed with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), and (iii) no consideration shall be given to the local, state or federal income tax liabilities of any party.

     Section 10.2  Closing and Post-Closing Accounting Settlements.

     (a) At or before Closing, the parties shall determine, based upon the best information reasonably available to them, the amount of the adjustments provided for in Section 10.1. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit, for the amount of such excess, against the Cash Portion of the Purchase Price to be paid at Closing, and, if the converse is true, Buyer shall pay to Seller, at Closing (in addition to amounts otherwise then owed), the amount of such excess.

     (b) On or before 90 days after Closing, Buyer and Seller shall review any additional information which may then be available pertaining to the adjustments provided for in Sections 10.1, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the adjustments made at Closing, or to correct errors made in such adjustments) should be made beyond those made at Closing, and shall make any such adjustments by appropriate payments from Seller to Buyer or from Buyer to Seller. Following such additional adjustments, no further adjustments shall be made under this Article X.




                              ARTICLE XI

                   Assumption and Indemnification


     Seller shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Assignment, shall be deemed to have agreed) to indemnify and hold Buyer harmless from and against any and all claims, obligations, actions, liabilities, damages, or expenses arising out of the ownership and/or operation of the Properties before the date of Closing. Buyer shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Assignment, shall be deemed to have agreed) to indemnify and hold Seller harmless from and against any and all claims, obligations, actions, liabilities, damages, or expenses arising out of the ownership and/or operation of the Properties after the date of Closing. In the event of a conflict between this Section and the adjustment procedure provided for in Article X, this Section shall control, except that nothing in this Section shall be construed as overriding the adjustment procedure provided for in Article X as to expenses arising between the Effective Date and Closing which are properly charged to Buyer pursuant to such procedure.


                              ARTICLE XII

                             Casualty Loss

     In the event of damage by fire or other casualty to the Properties after the Effective Date and prior to the Closing, then this Agreement shall remain in full force and effect, and (unless Buyer and Seller shall otherwise agree) in such event

     (a) as to each such Property so damaged which is an Oil and Gas Property, then, at Buyer's election, either (i) such Property shall be treated as if it had an Asserted Defect associated with it and the procedure provided for in Article 7 shall be applicable thereto, or (B) the Purchase Price will not be adjusted, and if Seller should be entitled to make any claims under any insurance policy with respect to such damage, Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, such claims, and

     (b) as to each such Property which is other than an Oil and Gas Property, Seller shall, at Seller's election, either collect (and when collected pay over to Buyer), or assign to Buyer, any and all insurance claims relating to such loss, and Buyer shall take title to the Property affected by such loss without reduction of the Purchase Price.



                             ARTICLE XIII

                               Notices

      All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to Seller:          c/o NCI Enterprises, Inc.
                       550 West Texas
                       Suite 1145
                       Midland, Texas  79701
                       Attention: Wayne Newkumet
                       Fax No.: 915-687-2519


If to Buyer:           Future Petroleum Corporation
                       2351 West Northwest Highway
                       Suite 2130
                       Dallas, Texas  75220
                       Attention: Carl Price
                       Fax No.: 214-350-8382

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Article, at least ten (10) days prior to the effective date of such change of address.


                          ARTICLE XIV

                         Commissions

     (a) Seller agrees to indemnify and hold harmless Buyer from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     (b) Buyer agrees to indemnify and hold harmless Seller from and against any and all claims, obligations, actions, liabilities, losses, damages, costs or expenses (including court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.


                             ARTICLE XV

                        Miscellaneous Matters


     Section 15.1. Survival of Provisions. All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time and, except as provided below in this Section, all of such representations and warranties shall survive the Closing and the delivery of the Assignment; provided, that the representations and warranties of the Seller under Sections 4.7 through 4.15 shall survive only until the first anniversary date of the Closing Date. The provisions of, and the obligations of the parties under, Article IX (to the extent the same are, by mutual agreement, not performed at Closing), and Articles X through XV inclusive shall survive the Closing and the delivery of the Assignment.

     Section 15.2. Further Assurances. After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer.

     Section 15.3. Binding Effect; Successors and Assigns. The Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Neither party shall have the right to assign its rights under this Agreement, without the prior written consent of the other party first having been obtained, except that Buyer shall have the right to designate a wholly-owned subsidiary of Buyer to whom title to the Properties shall be conveyed by Seller.

     Section 15.4. Imbalances. On the date of Closing (and, upon the delivery to Buyer of the Assignments), Buyer shall succeed to the position of Seller with respect to all gas imbalances. As a result of such succession Buyer shall (i) be entitled to receive any and all benefits, including payments of proceeds of production in excess of amounts which it would otherwise be entitled to produce and receive by virtue of ownership of the Oil and Gas Properties, which Seller would have been entitled to receive by virtue of such positions and (ii) shall be obligated to suffer any detriments (whether the same be in the form of obligations to deliver production which would have otherwise been attributable to its ownership of the Oil and Gas Properties without receiving full payment therefor, or be in the form of the obligation to make payment in cash) which Seller would have been obligated to suffer by virtue of such positions.

     Section 15.5. Expenses. Each party shall bear and pay all expenses incurred by it in connection with the transaction contemplated by this Agreement.

     Section 15.6. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter. Time is of the essence in this Agreement.

     Section 15.7. Public Statements. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior consent of the other party.

     Section 15.8. Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     Section 15.9. Amendments. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

     Section 15.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 15.11. Counterparts. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.



SELLER:

NCI PROPERTIES, LTD.

By:     NCI Enterprises, Inc..

By:   /s/ Wayne Newkumet
Wayne Newkumet
Vice President


BUYER:

FUTURE PETROLEUM CORPORATION


By:   /s/ Carl Price
Carl Price
President



                               EXHIBIT A
                                  TO
                       PURCHASE AND SALE AGREEMENT
                         DATED OCTOBER 9, 1998
                            BY AND BETWEEN
                          NCI PROPERTIES, LTD.
                                 AND
                     FUTURE PETROLEUM CORPORATION


                            EXHIBIT 10.07


                      PURCHASE AND SALE AGREEMENT


     This Purchase and Sale Agreement (this "Agreement") is made and entered into as of the 14th day of October, 1998, by and between BARGO ENERGY RESOURCES, LTD., a Texas limited partnership, whose address is 700 Louisiana Street, Suite 3700, Houston, Texas 77002 (herein called "Bargo"), and FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Future").

                     W I T N E S S E T H:

     WHEREAS, Bargo has entered into a certain Asset Sale Agreement dated August 3, 1998 (the "Chevron Agreement") with Chevron U.S.A. Inc., a Pennsylvania corporation ("Chevron"), a copy of which is attached hereto as Exhibit I, whereby Bargo has agreed to purchase certain oil and gas properties, leases, wells, equipment, related contract rights and other assets in the Cross Creek Field, Harris and Montgomery Counties, Texas (the "Assets"), effective as of September 1, 1998 at 7:00 a.m. local time at the location of the Assets, and reference is here made to the Chevron Agreement for a more particular description of the Assets and for all other pertinent purposes; and

     WHEREAS, Bargo has agreed to sell the Assets to Future, and Future has agreed to purchase the Assets from Bargo, on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bargo and Future hereby agree as follows:

     1. Sale and Purchase of Assets. Bargo, as "Seller" (herein so defined) shall sell, transfer and assign to Future, as "Buyer" (herein so defined), and Future shall purchase and receive from Bargo, all of the Assets described in the Chevron Agreement on all of the same terms and conditions as are set forth in the Chevron Agreement except as specifically modified by this Agreement. It is the intention of the parties that the sale from Bargo to Future shall occur immediately following Bargo's acquisition of the Assets from Chevron, and Bargo and Future each agree to use their best efforts to accomplish the Closing in such manner. All defined terms in the Chevron Agreement shall have the same meaning in this Agreement except as otherwise specifically provided herein.

     2. Effective Date. The effective date of the sale of the Assets from Bargo to Future shall be October 1, 1998, at 7:00 a.m. local time at the location of the Assets (the "Effective Date").

     3. Purchase Price. As consideration for the sale of the Assets, Future shall pay to Bargo the sum of $6,100,000.00 (the "Purchase Price") in immediately available funds at the Closing, subject to adjustment in the same manner as is provided in the Chevron Agreement (with appropriate modification as a result of the differing Effective Dates in this Agreement and the Chevron Agreement). Future acknowledges that Bargo has deposited with Chevron the sum of $610,000.00 as a Deposit in accordance with Section 2.1 of the Chevron Agreement. At Closing, Future shall pay $610,000.00 of the Purchase Price directly to Bargo in immediately available funds, and the balance (adjusted as herein provided) shall be paid either directly to Bargo or to such party or parties as Bargo may specifically direct by written instructions to Future.

     4. Title, Environmental and Other Due Diligence Review. Future acknowledges that it has received copies of the title, environmental and other due diligence review conducted by Bargo with respect to the Assets and has approved same, subject only to satisfaction of material matters, if any, for which Bargo has the right to object and has in fact submitted objections to Chevron as permitted under the Chevron Agreement. Certain preferential rights to purchase exist with respect to the Assets, and waivers of such rights have been obtained or expiration of the period for exercise of such rights will have occurred as of the Closing of the sale from Chevron to Bargo. Time does not allow for obtaining such waivers prior to the Closing of the sale from Bargo to Future, but Future agrees to honor any such validly exercised preferential rights to purchase made by third parties with respect to the sale by Bargo to Future. Bargo agrees to send all notices of transfer and to use its best efforts to obtain waivers of all consents or preferential rights to purchase affecting the Assets. In the event any preferential rights to purchase are validly exercised with respect to the transfer from Bargo to Future and Future does not receive payment from the party exercising such rights in the amount of the allocated value of the affected portion of the Assets, Bargo agrees to indemnify Future from any loss as a result of (i) the failure to receive the payment properly due as the result of the valid exercise of any such preferential rights to purchase, or (ii) any claim made by the holder of such rights arising out of the failure to send such notice and offer such right to purchase prior to the Closing. Bargo and Future agree to each use their respective best efforts to resolve and/or waive any such objectionable matters to the reasonable satisfaction of the parties prior to or within a reasonable time following the Closing.

     5. Closing. The closing of the sale from Bargo to Future ("Closing") shall occur on October 15, 1998 immediately following the Closing under the Chevron Agreement. In the event the Closing under the Chevron Agreement is extended, the Closing under this Agreement shall be automatically extended to coincide with the extended date of Closing under the Chevron Agreement without the requirement of further action by Bargo or Future; provided, however, in no event shall the date of Closing be extended to a date later than October 30, 1998 without Future's written consent. Bargo shall convey the Assets to Future by an instrument of conveyance in the form of the Assignment, Conveyance and Bill of Sale attached hereto as Exhibit II. In the event the parties are unable to have a License Agreement and/or a Natural Gas Purchase and Sale Agreement in the form of Exhibit "C" and Exhibit "D," respectively, to the Chevron Agreement executed in the name of Future as of the Closing, Bargo agrees to act as nominee, without charge, on behalf of Future under the terms of the said agreements between Bargo and Chevron or Dynegy Marketing and Trade ("Dynegy"), as the case may be, until such time as Chevron's and Dynegy's consent can be obtained for the substitution of Future and/or execution of new agreements with Future as a named party.

     6. Assumption and Indemnity. Except as provided in the immediately succeeding paragraph in this Section 6, upon Closing, as a part of the consideration for the purchase of the Assets, Future hereby assumes and agrees to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Chevron Agreement or otherwise with respect to the ownership and/or operation of the Assets. Future further hereby agrees to indemnify and hold Bargo, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Chevron Agreement or otherwise.

     Notwithstanding the immediately preceding paragraph in this Section 6, Bargo agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Chevron Agreement or otherwise, which are attributable to the period of time from September 1, 1998, at 7:00 a.m. local time at the location of the Assets, until October 1, 1998, at 7:00 a.m. local time at the location of the Assets.

     7. Option to Repurchase. As a part of the consideration for the purchase of the Assets, Future hereby grants to Bargo an exclusive option to repurchase the Assets (or such portion thereof as is remaining after the exercise of preferential rights to purchase by third parties) exercisable at any time prior to the expiration of ninety (90) days following the Closing of the purchase of the Assets by Future from Bargo. Such option shall be exercisable by delivery by Bargo of written notice of exercise to Future on or before the expiration of said 90 day period. The terms of purchase if the option is exercised shall be at the same price, with the same Effective Date and on all of the same other terms and conditions as are provided in this Agreement, except that Bargo shall have no obligation or liability for any torts or breaches of contract committed by Future during the period of its ownership of the Assets. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo shall assume and agree to comply with and perform prior to default all of the duties, obligations and liabilities of Bargo created under or by virtue of the Chevron Agreement or otherwise with respect to the ownership and/or operation of the Assets attributable to the period from and after the effective date of the transfer. In the event Bargo repurchases the Assets, then upon closing of such transaction Bargo further hereby agrees to indemnify and hold Future, its partners, affiliates, officers, agents and employees harmless from and against any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees (including, without limitation, attorney's fees), costs and expenses, whether based on any theory of tort, breach of contract, strict liability or statutory liability, arising from, resulting from or related to the ownership or operation of the Assets, whether arising under the Chevron Agreement or otherwise, attributable to the period from and after the effective date of the transfer.

     8. Representations and Warranties of Bargo. In lieu of the representations and warranties contained in Section 6.1 of the Chevron Agreement, Bargo represents and warrants to Future as follows:

     (a) Bargo is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Bargo has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Bargo, the performance by Bargo of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been, or will be, duly authorized and approved by the requisite partners of Bargo. This Agreement has been duly executed and delivered by Bargo and constitutes the valid and binding obligation of Bargo, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Bargo, threatened against Bargo or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     (d) The Chevron Agreement is in full force and effect as of the date hereof, and Bargo has not transferred any of Bargo's rights or interests in and to the Chevron Agreement or the Assets prior to the execution of this Agreement.

     9. Representations and Warranties of Future. In lieu of the representations and warranties contained in Section 6.2 of the Chevron Agreement, Future represents and warrants to Bargo as follows:

     (a) Future is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Future has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Future, the performance by Future of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the requisite partners of Future. This Agreement has been duly executed and delivered by Future and constitutes the valid and binding obligation of Future, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Future, threatened against Future or its affiliates or subsidiaries that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     10. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly made if delivered by (i) personal delivery, (ii) recognized third party messenger or overnight delivery service, (iii) telecopy or facsimile transmission, or (iv) deposit into the custody of the United States Postal Service, postage prepaid, first class certified mail, return receipt requested. Notice given in accordance herewith shall be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties shall be as follows:

All notices to Bargo shall be delivered to:

             Bargo Energy Resources, Ltd.
             700 Louisiana Street, Suite 3700
             Houston, Texas  77002
             Attention:  Mr. Tim J. Goff
             Phone:  (713) 236-9792
             Fax:  (713) 236-9799


All notices to Future shall be delivered to:

             Future Acquisition 1995 Ltd.
             2351 W. Northwest Highway, Suite 2130
             Dallas, Texas 75220
             Attention:  Mr. Carl Price
             Phone:  (214) 350-7602
             Fax:  (214) 350-8382

     11. Amendments. This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

     12. Headings. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

     13. Counterparts. This Agreement may be executed by in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

     14. References. References made in this Agreement, including use of a pronoun, shall be deemed to include, where applicable, masculine, feminine, neuter, singular or plural, individuals, partnerships or corporations. As used in this Agreement, "person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

     15. Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

     16. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

     17. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and except as otherwise stated herein, nothing contained in this Agreement, or implied herefrom, is intended to confer upon any other person or entity any benefits, rights or remedies.

     18. Assignment. Except as otherwise provided herein, the parties may assign all or any portion of their respective rights or delegate any portion of their duties hereunder, so long as the respective assigning parties remain liable for the performance of their obligations hereunder.

     19. Public Announcements. The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other party hereto and exercise their best efforts to agree upon the text of a joint public announcement or statement to be made solely by one party, as the case may be; provided, however, if either party is required by law, by a listing agreement, or by the rules and regulations of any securities exchange to make such public announcement or statement, then the same may be made without the approval of the other party. The opinion of counsel of either party shall be conclusive evidence of such requirement.

     20. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is void, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

BARGO ENERGY RESOURCES, LTD.

By: Bargo Operating Company, Inc., its
General Partner



By   /s/ Tim J. Goff
Tim J. Goff, President



FUTURE ACQUISITION 1995 LTD.

By: Future Petroleum Corporation, its
General Partner



By   /s/ Carl Price
Name: B. Carl Price
Title: President


                               EXHIBIT I



            [Please contact company for copy of Chevron Agreement]

                               EXHIBIT II

Recording requested by and
 when recorded return to:

Mr. S. Michael Gibson
Bargo Energy Resources, Ltd.
700 Louisiana Street, Suite 3700
Houston, Texas 77002


                   ASSIGNMENT, CONVEYANCE AND BILL OF SALE

THE STATE OF TEXAS          )
                            ss.
COUNTIES OF HARRIS AND      )
    MONTGOMERY

     WHEREAS, reference is made to that certain Assignment and Bill of Sale
dated October       , 1998, but effective as of September 1, 1998 (a copy of
which is attached hereto as Annex I and incorporated herein for all purposes), from Chevron U.S.A. Inc. to BARGO ENERGY RESOURCES, LTD., a Texas limited partnership (herein called "Assignor"), wherein certain properties, rights and interests (herein called the "Chevron Interests") were conveyed to Assignor;

     NOW, THEREFORE, for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto FUTURE ACQUISITION 1995 LTD., a Texas limited partnership, whose mailing address is 2351 W. Northwest Highway, Suite 2130, Dallas, Texas 75220 (herein called "Assignee"), all of the Chevron Interests.

TO HAVE AND TO HOLD the Chevron Interests unto the Assignee, its successors and assigns, forever.

     Assignor agrees to warrant and forever defend title to the Chevron Interests unto Assignee, its successors and assigns, from and against the claims and demands of all persons claiming, or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise. This Assignment, Conveyance and Bill of Sale is made with full substitution and subrogation of Assignee in and to all representations, covenants and warranties of title heretofore given or made by Assignor's predecessors in title with respect to the Chevron Interests.


     Assignor agrees to execute and deliver to Assignee, from time to time, all such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the rights, titles, interests and estates conveyed to Assignee hereby or intended so to be.

     This Assignment, Conveyance and Bill of Sale is being executed in multiple counterparts, all of which are identical. All of such counterparts taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Assignment, Conveyance and Bill of Sale is dated the 15th day of October, 1998, but is made effective as to runs of oil and deliveries of gas, and for all other purposes, as of October 1, 1998, at 7:00 a.m. local time at the location of the Chevron Interests.

BARGO ENERGY RESOURCES, LTD.

By: Bargo Operating Company, Inc., its
General Partner



By   /s/ Tim J. Goff
Tim J. Goff, President


THE STATE OF TEXAS         )
                           ss.
COUNTY OF HARRIS           )

This instrument was acknowledged before me on the _____ day of October, 1998, by TIM J. GOFF, President of BARGO OPERATING COMPANY, INC., a Texas corporation, on behalf of said corporation in its capacity as the General Partner of BARGO ENERGY RESOURCES, LTD., a Texas limited partnership..





Notary Public in and for
the State of Texas

Printed Name ___________________________

My Commission Expires _________


                           EXHIBIT 10.08

                         FIRST AMENDMENT TO
                  MASTER SUBORDINATION AGREEMENT


THIS FIRST AMENDMENT TO MASTER SUBORDINATION AGREEMENT (this "First
Amendment"), dated as of October 15, 1998, is among ENCAP EQUITY 1994 LIMITED PARTNERSHIP, a Texas limited partnership ("EnCap 1994"), ENERGY CAPITAL INVESTMENT COMPANY PLC, an English investment company ("EnCap PLC"), TJG INVESTMENTS, INC., a Texas corporation ("TJG"), and BARGO ENERGY COMPANY, a Texas general partnership ("Bargo"; together with EnCap 1994, EnCap PLC and TJG, sometimes collectively herein called "Junior Creditor") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent (together with its successors, transferees and assigns, "Senior Creditor") .


                      W I T N E S S E T H:


     A. FUTURE PETROLEUM CORPORATION, a Utah corporation ("Borrower"), FUTURE CAL-TEX CORPORATION, a Texas corporation ("Cal-Tex"), FUTURE ACQUISITION 1995, LTD., a Texas limited partnership ("Future 1995"), BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership ("BMC") and NCI-SHAWNEE LIMITED PARTNERSHIP, a Texas limited partnership ("Shawnee"; together with Borrower, BMC, Future 1995 and Cal-Tex, sometimes collectively called the "Company"), is the owner of certain oil and gas leases and other related real and personal property interests located in various counties and states (the "Land"), together with the buildings, structures and other improvements located and constructed thereon, the "Real Property".

     B. Borrower is indebted to EnCap 1994 and EnCap PLC, which indebtedness is evidenced by (i) that certain Renewal Promissory Note executed by Borrower, on or about October 15, 1998, in favor of EnCap PLC, in the original principal sum of $2,616,629.16, as amended; and (ii) that certain Renewal Promissory Note executed by Borrower, on or about October 15, 1998, in favor of EnCap 1994, in the original principal sum of $2,883,370.84, as amended; (collectively, the "Junior Note"; the obligations of Company to Junior Creditor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, are hereinafter collectively referred to as the "Junior Obligations").


     C. The Junior Obligations are secured by, among other things, those certain mortgages and deeds of trust, covering the Real Property, more fully described in Schedule I hereto (collectively, the "Junior Mortgages"). The Junior Obligations are also secured by, among other things, those certain guaranties, pledges, security agreements and other documents and instruments more fully described in Schedule I hereto (such agreements and instruments, together with the Junior Mortgages, herein called the "Junior Security Documents" and the real property and personal property collateral now or hereafter encumbered by the Junior Security Documents herein called the "Junior Collateral").

     D. Company is also indebted to Senior Creditor under that certain Credit Agreement dated as of August 14, 1998 (as the same may be from time to time amended, modified, supplemented or amended and restated, the "Credit Agreement"), between Borrower and Senior Creditor.

     E. As a condition precedent to extension of credit under the Credit Agreement, Company executed and delivered, and caused each of the Subsidiaries of the Borrower (collectively, the "Subsidiary Guarantors") to execute and deliver mortgages, guaranties, pledges, security agreements and other documents and instruments more fully described in Schedule II hereto (such agreements and instruments herein called the "Senior Security Documents" and the real property and personal property collateral now or hereafter encumbered by the Senior Security Documents herein called the "Senior Collateral"), in favor of Senior Creditor to secure the payment and performance by Company of the Obligations under the Credit Agreement.

     F. As a condition precedent to the making of the loans under the Credit Agreement, EnCap 1994 and EnCap PLC were required to subordinate their debt and liens from Company and the Subsidiary Guarantors, including their liens against and security interests in the Real Property arising under the Junior Mortgages and their security interest in the other Junior Collateral to that of Senior Creditor and their right to payment of the Junior Obligations to the Senior Obligations (defined below).

     G. EnCap 1994, EnCap PLC and Senior Creditor are parties to that certain Master Subordination Agreement dated as of August 14, 1998 (as amended, modified and supplemented from time to time, the "Subordination Agreement"), pursuant to which EnCap 1994 and EnCap PLC subordinated the Junior Obligations and the Lien of the Junior Security Documents to the Senior Obligations and the Lien of the Senior Security Documents. A true and correct copy of the Subordination Agreement is attached hereto as Exhibit A.

     H. Borrower is indebted to Bargo which indebtedness is evidenced by that certain Promissory Note (the "Bargo Note") executed by Borrower, on or about October 15, 1998, in favor of Bargo, in the original principal sum of $3,397,600.00, as same may be amended, modified, supplemented or amended and restated from time to time (the "Bargo Debt").

     I. Borrower is indebted to TJG which indebtedness is evidenced by that certain Promissory Note (the "TJG Note") executed by Borrower, on or about October 15, 1998, in favor of TJG, in the original principal sum of $602,400.00, as amended, modified, supplemented or amended and restated from time to time (the "TJG Debt").

     J. The Bargo Debt and the TJG Debt are secured by, among other things, that certain Deed of Trust, Mortgage, Line of Credit Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated October 9, 1998, from Future 1995 and Shawnee to Gary R. Peterson, Trustee, and EnCap 1994, EnCap PLC, Bargo and TJG (the "New Mortgage"); and are also secured by, among other things, those certain guaranties, pledges, security agreements and other documents and instruments described therein (such agreements and instruments, together with the New Mortgage, herein called the "New Security Documents" the real property and personal property collateral encumbered by the New Security Documents herein called the "New Collateral").

     K. The Company, Junior Creditor and Senior Creditor have agreed that it is in their respective best interests to amend the Subordination Agreement to include Bargo and TJG as Junior Creditors and to include the Bargo Debt and the TJG Debt as Junior Obligations.

     L. Junior Creditor has duly authorized the execution, delivery and performance of this First Amendment.

     M. It is in the best interests of Junior Creditor to execute this First Amendment inasmuch as Junior Creditor will derive substantial direct and indirect benefits from the extension of credit to Company by Senior Creditor.

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Senior Creditor to extend credit pursuant to the Credit Agreement, Junior Creditor agrees, for the benefit of Senior Creditor, as follows:

     SECTION 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Subordination Agreement. As used in this First Amendment, the following terms shall have the following respective meanings:

     BMC is defined in Recital A.

     Company is defined in Recital A.

     Credit Agreement is defined in the Recital D.

     First Amendment is defined in the preamble.

     Junior Collateral is defined in Recital C.

     Junior Mortgages is defined in Recital C.

     Junior Obligations is defined in Recital B.

     Junior Note is defined in Recital B.

     Junior Security Documents is defined in Recital C.

     Land is defined in Recital A.

     Real Property is defined in Recital A.

     Senior Collateral is defined in Recital F.

     Senior Creditor is defined in the preamble.

     Senior Obligations is defined in the Subordination Agreement.

     Senior Security Documents is defined in Recital F.

     SECTION 2. Amendments. Effective as of the date hereof, the Subordination Agreement is amended in accordance with the terms of this Section 2; except as so amended, the Subordination Agreement shall continue to remain in all respects in full force and effect.

     SECTION 2.1 Definition of "Junior Note". The definition of "Junior Note" is hereby amended to include within such term the Bargo Note and the TJG Note.

     SECTION 2.2. Definition of "Junior Obligations". The definition of "Junior Obligations" is hereby amended to include within such term the Bargo Debt and the TJG Debt.

     SECTION 2.3. Definition of "Junior Creditor". The definition of "Junior Creditor" is hereby amended to include within such term Bargo and TJG.

     SECTION 2.4. Definition of "Junior Security Documents". The definition of "Junior Security Documents" is hereby amended to include within such term the New Security Documents.

     SECTION 2.5. Definition of "Junior Collateral". The definition of "Junior Collateral" is hereby amended to include within such term the New Collateral.

     SECTION 2.6. Amended and Restated Section 3. Section 3 of the Subordination Agreement is hereby amended and restated as follows:

     SECTION 3. Subordination. Except as Senior Creditor may hereafter otherwise expressly consent in writing,

     (a) the payment of all Junior Obligations shall be postponed and subordinated to the indefeasible payment in full of all Senior Obligations (and the termination of all Commitments), and no payments or other distributions whatsoever in respect of any Junior Obligations shall be made, nor shall any property or assets of Company or any Subsidiary Guarantor be applied to the purchase or other acquisition or to the defeasance or retirement of any Junior Obligations;

     (b) all mortgage or deed of trust liens and security interests under the Junior Security Documents or otherwise, now existing or hereafter acquired by Junior Creditor in any of the Junior Collateral or the Senior Collateral (the "Subordinate Interest") shall be subordinated to the security interest of Senior Creditor, under the Senior Security Documents or otherwise, in the Senior Collateral (the "Senior Interest"), irrespective of the time or order of attachment or perfection of any security interest (or any defects or omissions in respect thereof) or the time or order of filing of any financing statements or other documents, or any statutes, rules, law, or court decisions to the contrary.

     For the purposes of this Subordination Agreement, the Senior Obligations shall not be deemed to have been indefeasibly paid in cash in full until the Senior Creditor shall have received full payment of the Senior Obligations in cash, which payment shall have been retained by the Senior Creditor for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws and all Commitments of the Senior Creditor under the Credit Agreement shall have irrevocably terminated."

     SECTION 3. Adoption of Subordination Agreement. Bargo and TJG hereby join in and agree to be bound by all of the terms and conditions of the Subordination Agreement, as amended hereby.

     SECTION 4. Miscellaneous. Neither Senior Creditor, nor any holder of the Senior Note shall be prejudiced in its rights under this First Amendment by any act or failure to act of Company, any Subsidiary Guarantor or Junior Creditor, or any noncompliance of Company, any Subsidiary Guarantor or Junior Creditor with any agreement or obligation, regardless of any knowledge thereof which Senior Creditor, or any holder of the Senior Note may have, or with which Senior Creditor, or such holder may be charged; and no action permitted hereunder of Senior Creditor, or any holder of the Senior Note shall in any way affect or impair the rights of Senior Creditor, or any holder of the Senior Note, and the obligations of Junior Creditor under this First Amendment. No delay on the part of Senior Creditor, or any holder of the Senior Note in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Senior Creditor, or any holder of the Senior Note of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this First Amendment be binding upon Senior Creditor, or any holder of the Senior Note, except by the express written consent of Senior Creditor set forth in a writing duly signed and delivered on behalf of Senior Creditor. For the purposes of this First Amendment, Senior Obligations shall include all obligations of Company under or in connection with the Senior Note, notwithstanding any right or power of Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of Junior Creditor hereunder.

     SECTION 5. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to Senior Creditor or the Junior Creditor, respectively, addressed, delivered or transmitted to it, at the address or facsimile number set forth below its signature hereto or, as to either party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 5. Any notice, if mailed and properly addressed and sent by prepaid courier service, shall be deemed given when received; and notice, if transmitted by facsimile, shall be deemed given upon receipt of the confirmation of transmission.

     SECTION 6. Senior Creditor Appointed Attorney-in-Fact. Junior Creditor hereby appoints Senior Creditor Junior Creditor's attorney-in-fact, with full power of substitution, for the purpose of taking such action and executing agreements, instruments and other documents in the name of Junior Creditor, or otherwise, as Senior Creditor may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable.

     SECTION 7. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

     SECTION 8. Severability. Wherever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

     SECTION 9. Governing Law, Entire Agreement, etc. THIS First Amendment SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS. This First Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     SECTION 10. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     SECTION 11. Binding Effect. This First Amendment shall be binding upon Junior Creditor, and upon the successors and assigns of Junior Creditor; and all references herein to Company and to Junior Creditor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to Company and to Junior Creditor.

     SECTION 12. Recorded Instruments. In order to effect the subordination described in the Subordination Agreement, Junior Creditor and Senior Creditor agree to execute, acknowledge and deliver such other recordable agreements and instruments as may be reasonably necessary or desirable under the laws of the jurisdictions in which the Junior Collateral and/or the Senior Collateral is or may be located to give notice to third parties of the Subordination Agreement and to otherwise implement the Subordination Agreement.

     SECTION 13. Intercreditor and Collateral Agency Agreement. The Junior Creditor acknowledges and agrees that that certain Intercreditor and Collateral Agency Agreement dated October 15, 1998 among Bargo, EnCap 1994, EnCap PLC and TJG (the "Intercreditor Agreement"), and the rights and duties of the parties thereunder, are subject in all respects to the Subordination Agreement as amended by this First Amendment and in the event of any conflict or inconsistency, the Subordination Agreement shall prevail and control over the Intercreditor Agreement.

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by Junior Creditor and Senior Creditor as of the date above first written.

ENCAP EQUITY 1994 LIMITED PARTNERSHIP, a
Texas limited partnership

By:     EnCap Investments L.C., General
Partner


By:   /s/ D. Martin Phillips
Name: D. Martin Phillips
Title: Managing Director

Address:     1100 Louisiana Street
             Suite 3150
             Houston, TX 77002

Attention:   D. Martin Phillips
Facsimile:   713-659-6130


ENERGY CAPITAL INVESTMENT COMPANY PLC, an
English investment company


By:   /s/ D. Martin Phillips
Name: D. Martin Phillips
Title: Director

Address:     1100 Louisiana Street
             Suite 3150
             Houston, TX 77002

Attention:   D. Martin Phillips
Facsimile:   713-659-6130



BARGO ENERGY RESOURCES, LTD., a Texas
limited partnership

By:     Bargo Operating Company, Inc., a
Texas corporation, its sole General
Partner

By:   /s/ Tim J. Goff
Name:  Tim J. Goff
Title:  President

Address:     700 Louisiana Street
             Suite 3700
             Houston, TX 77002

Attention:  Tim J. Goff
Facsimile:  713-296-9799


TJG INVESTMENTS, INC., a Texas corporation


By:   /s/ Tim J. Goff
Name:  Tim J. Goff
Title:  President

Address:     700 Louisiana Street
             Suite 3700
             Houston, TX 77002

Attention:   Tim J. Goff
Facsimile:   713-236-9799

BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, a national banking
association, as agent


By:   /s/ John H. Homier
Name: John H. Homier
Title: Vice President

Address:     333 Clay Street
             Suite 4550
             Houston, TX 77002

Attention:   Richard A. Bernardy
Facsimile:   713-651-4888


                         Exhibit A

 [Please contact the Company for copy of Subordination Agreement]


                        Schedule I

                   Junior Security Documents
                (including Recording Information)
               (Please contact the Company for copies)



                       Schedule II

                  Senior Security Documents
               (Please contact the Company for copies)



                  ACKNOWLEDGMENT AND AGREEMENT


     Borrower and Subsidiary Guarantors each hereby acknowledge receipt of a copy of the foregoing First Amendment to Master Subordination Agreement and consent to the terms thereof. Borrower and Subsidiary Guarantors each agrees to be bound by the terms and provisions of the foregoing First Amendment to Master Subordination Agreement, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

Dated: October 15, 1998.

Company:

FUTURE PETROLEUM CORPORATION, a Utah
corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President


FUTURE CAL-TEX CORPORATION, a Texas
corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President

FUTURE ACQUISITION 1995, LTD., a Texas
limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, General Partner


By:   /s/ Carl Price
Name: B. Carl Price
Title: President


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP, a Texas limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, General Partner


By:   /s/ Carl Price
Name: B. Carl Price
Title: President


NCI-SHAWNEE LIMITED PARTNERSHIP, a Texas limited partnership

By:     Future Petroleum Corporation, a
Texas corporation, General Partner


By: /s/ Carl Price
Name: B. Carl Price
Title: President


FUTURE ENERGY CORPORATION, a Nevada
corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President


FUTURE PETROLEUM CORPORATION, a Texas
corporation


By:   /s/ Carl Price
Name: B. Carl Price
Title: President



                               EXHIBIT 10.09


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Mayer, Brown & Platt
350 South Grand Avenue, 25th Floor
Los Angeles, CA  90071
Attention:  Kevin L. Shaw
______________________________________________________________________________

                      SUBORDINATION AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     THIS SUBORDINATION AGREEMENT, made effective as of the 15th day of October, 1998 (this "Subordination Agreement") among Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No.1 Limited Partnership, a Texas limited partnership and NCI-Shawnee Limited Partnership, a Texas limited partnership, Future Petroleum Corporation ("Future"), a Utah corporation (collectively, "Owner"), present owner of the oil and gas leases and other interests described on Exhibit A hereto (the "Property"), EnCap Equity 1994 Limited Partnership ("EnCap 1994"), a Texas limited partnership, Energy Capital Investment Company PLC ("EnCap PLC"), an English investment company, TJG Investments, Inc. ("TJG"), a Texas corporation, and Bargo Energy Company ("Bargo"), a Texas general partnership (collectively, "Junior Creditor"), present owner and holder of a deed of trust lien on the Property and Junior Note (as defined below), and Bank of America National Trust and Savings Association ("Senior Creditor");

                       W I T N E S S E T H

     WHEREAS, Junior Creditor is, or will be, the holder of (i) various mortgages and deeds of trust among Owner, as mortgagor and Junior Creditor, as mortgagee, recorded in various counties in various states, all as more particularly set forth in Schedule 1 to this Agreement, as amended from time to time (collectively, the "Junior Deed of Trust"); and (ii) a Renewal Promissory Note dated as of October 15, 1998 made by Future in favor of EnCap PLC in the original principal sum of $2,616,629.16, a Renewal Promissory Note dated as of October 15, 1998 made by Future in favor of EnCap 1994 in the original principal sum of $2,883,370.84, a Promissory Note dated as of October 15, 1998 made by Future in favor of Bargo in the original principal sum of $3,397,600.00, and a Promissory Note dated as of October 15, 1998 made by Future in favor of TJG in the original principal sum of $602,400.00 (collectively the "Junior Note"); and

     WHEREAS, Owner has executed, or is about to execute, a mortgage, deed of trust with power of sale, assignment of production, security agreement, financing statement and fixture filing (the "New Deed of Trust") which secures that certain secured promissory note (the "New Note") in the sum of $20,000,000 (the "New Loan"), dated as of August 14, 1998, in favor of Senior Creditor, payable with interest and upon the terms and conditions described therein, which New Deed of Trust is also to be recorded concurrently herewith; and

     WHEREAS, the New Deed of Trust will burden and encumber certain interests in the lands and other interests described in Exhibit A hereto; and

     WHEREAS, it is a condition precedent to obtaining additional loans from Senior Creditor that the New Deed of Trust shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the lien or charge of the Junior Deed of Trust; and

     WHEREAS, Senior Creditor is willing to make additional loans provided the New Deed of Trust securing the same is a lien or charge upon the Property prior and superior to the lien or charge of the Junior Deed of Trust and provided that Junior Creditor will specifically and unconditionally subordinate the lien or charge of the Junior Deed of Trust to the lien or charge of the New Deed of Trust in favor of Senior Creditor; and

     WHEREAS, it is to the mutual benefit of the parties hereto that Senior Creditor make additional loans to Owner; and Junior Creditor is willing that the New Deed of Trust securing the same shall, when recorded, constitute a lien or charge upon the Property which is unconditionally prior and superior to the lien or charge of the Junior Deed of Trust first above mentioned.

     NOW THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Senior Creditor to make additional loans, it is hereby declared, understood and agreed as follows:

(1) That the New Deed of Trust securing the New Note in favor of Senior Creditor, shall unconditionally be and remain at all times a lien or charge on the Property, prior and superior to the lien or charge of the Junior Deed of Trust.

(2) That Senior Creditor would not make additional loans without this Subordination Agreement.


(3) That this Subordination Agreement, and that certain Master Subordination Agreement dated as of August 14, 1998, by and among the original parties thereto, as amended by the that certain First Amendment to Master Subordination Agreement (the "First Amendment"), dated as of October 15, 1998, to include TJG Investments, Inc. and Bargo Energy Company as Junior Creditors, shall be the whole and only agreements with regard to the subordination of the lien or charge of the Junior Deed of Trust to the lien or charge of the New Deed of Trust in favor of Senior Creditor and shall supersede and cancel, but only insofar as would affect the priority between the Junior Deed of Trust and the New Deed of Trust, any prior agreements as to such subordination including, but not limited to, those provisions, if any, contained in the Junior Deed of Trust which provide for the subordination of the lien or charge thereof to another deed or deeds of trust or to another mortgage or mortgages.

Junior Creditor declares, agrees and acknowledges that:

(a)     It consents to (i) the provisions of the New Note and New
        Deed of Trust in favor of Senior Creditor, and (ii) all agreements, including but not limited to any agreements, between Owner and Senior Creditor for the disbursement of the proceeds of Senior Creditor's loan;

(b) Senior Creditor in making disbursements pursuant to any such agreement is under no obligation or duty to, nor has Senior Creditor represented that it will, see to the application of such proceeds by the person or persons to whom Senior Creditor disburses such proceeds and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat the subordination herein made in whole or in part;

(c) It intentionally waives, relinquishes and subordinates the priority of the lien or charge of the Junior Deed of Trust in favor of the lien or charge upon the Property of the New Deed of Trust in favor of Senior Creditor and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination; and

(d) An endorsement has been placed upon the Junior Note secured by the Junior Deed of Trust that such Junior Deed of Trust has by this instrument been subordinated to the lien or charge of the New Deed of Trust in favor of Senior Creditor.

Senior Creditor and Owner hereby agree and covenant as follows:

(x) Senior Creditor shall deliver to Junior Creditor written notice, at the address set forth below, of any breach or default by Owner under or relating to the New Loan, the New Deed of Trust, or the other instruments and agreements executed in connection therewith, and shall not take any action to enforce any remedy available to Senior Creditor with respect to the Property or under the New Deed of Trust without first allowing Junior Creditor thirty (30) days from and after such notice within which to cure such breach or default.

(y) Upon payment to Senior Creditor of the amount set forth in the New Note, Senior Creditor shall execute, acknowledge and deliver to Owner a request for full reconveyance requesting that the trustee under the New Deed of Trust execute, acknowledge and deliver to Owner a full reconveyance or release of the New Deed of Trust.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.


"Owner"

Future Acquisition 1995, Ltd., a
Texas limited partnership

By:     Future Petroleum Corporation,
a Texas corporation, its sole
general partner


By:   /s/ Carl Price
Carl Price, President


BMC Development No.1 Limited
Partnership., a Texas limited
partnership

By:     Future Petroleum Corporation,
a Texas corporation, its sole
general partner


By:   /s/ Carl Price
Carl Price, President


NCI-Shawnee Limited Partnership, a
Texas limited partnership

By:     Future Petroleum Corporation,
a Texas corporation, its sole
general partner


By:   /s/ Carl Price
Carl Price, President


Future Petroleum Corporation, a Utah
corporation


By:   /s/ Carl Price
Carl Price, President


"Junior Creditor"


EnCap Equity 1994 Limited
Partnership, a Texas limited partnership

By:     EnCap Investments L.C.,
General Partner

By:   /s/ D. Martin Phillips
D. Martin Phillips
Managing Director

Energy Capital Investment Company
PLC, an English investment company


By:   /s/ D. Martin Phillips
D. Martin Phillips
Managing Director



TJG Investments, Inc., a Texas
corporation


By:   /s/ Tim J. Goff
Name: Tim J. Goff
Title: President



Bargo Energy Company, a Texas general
partnership


By:   /s/ Tim J. Goff
Name:   Tim J. Goff
Title:     Manager


"Senior Creditor"

Bank of America National Trust and
Savings Association


By:   /s/ Richard A. Bernardy
Name:  Richard A. Bernardy
Title:



                          Schedule 1

           Recording Schedule for Junior Security Documents



                        Exhibit A




STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, CARL PRICE, President of Future Petroleum Corporation, general partner of Future Acquisition 1995, Ltd., a Texas limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


STATE OF TEXAS          )
                       ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, CARL PRICE, President of Future Petroleum Corporation, general partner of BMC Development No. 1 Limited Partnership, a Texas limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


STATE OF TEXAS          )
                       ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, CARL PRICE, President of Future Petroleum Corporation, general partner of NCI-Shawnee Limited Partnership, a Texas limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)



STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, CARL PRICE, President of Future Petroleum Corporation, a Utah corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, D. Martin Phillips, Managing Director of
EnCap Equity 1994 Limited Partnership, a Texas limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, D. Martin Phillips, Managing Director of
Energy Capital Investment Company PLC, an English investment company, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)



STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, Tim J. Goff, Manager of TJG Investments, Inc., a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence)to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, Tim J. Goff, President of Bargo Energy
Company, a Texas general partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)

STATE OF TEXAS          )
                      ss.
COUNTY OF HARRIS        )


On October 15, 1998, before me, Richard A. Bernardy,
_______________________ of Bank of America National Trust and Savings Association, personally known to me (or proved to me on the basis of satisfactory evidence) to be person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
(Seal)


                             EXHIBIT 10.10


              INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

     This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this
"Agreement"), dated October 15, 1998, is entered into by and among ENERGY CAPITAL INVESTMENT COMPANY PLC ("Energy PLC"), ENCAP EQUITY 1994 I LIMITED PARTNERSHIP ("EnCap LP"), BARGO ENERGY COMPANY ("Bargo") and TJG INVESTMENTS INC. ("TJG"; Energy PLC, EnCap LP, Bargo and TJG, collectively,
"Subordinate Creditors") and by ENCAP EQUITY 1994 I LIMITED PARTNERSHIP, as Collateral Agent for Subordinate Creditors (in such capacity,
"Collateral Agent").

                            RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Future") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Future, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by
(i) that certain Renewal Promissory Note of even date herewith made by Future and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Future and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. The obligations and indebtedness of Future under the EnCap Note Agreement, the Energy PLC Note and the EnCap LP Note are secured by the security documents described on Schedule 1 attached hereto.

     C. Bargo and TJG are contemporaneously herewith extending credit to Future pursuant to that certain Purchase and Sale Agreement of even date herewith among Future, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by (i) that certain Promissory Note of even date herewith made by Future and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Future and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note")

      D. To secure the obligations and indebtedness of Future under the Bargo/TJG Purchase Agreement, the Bargo Note and the TJG Note, the security documents described on Schedule 1 attached hereto are contemporaneously herewith being executed or amended as set forth thereon (such security documents, as from time to time amended, supplemented or restated, together with any other right or interest now or later securing or related to Future's obligations and indebtedness under the EnCap Note Agreement, the Energy PLC Note, the EnCap LP Note, the Bargo/TJG Purchase Agreement, the Bargo Note or the TJG Note, the "Shared Security Documents").

     E. It is a condition precedent to Energy PLC's and EnCap LP's consent to the incurrence by Future of the obligations and indebtedness under the Bargo/TJG Purchase Agreement, the Bargo Note and the TJG Note and the amendment of the Original Security Documents that the Subordinate Creditors execute and deliver this Agreement to evidence the agreement of the Subordinate Creditors with respect to the sharing of liens and collateral under the Shared Security Documents to the extent and in the manner set forth herein.

     F. This Agreement, the Notes and the Shared Security Documents are subject to that certain Master Subordination Agreement dated August 14, 1998 by Energy PLC and EnCap LP as subordinate creditors, Bank of America National Trust & Savings Association, as senior creditor, and Future, as amended by that certain First Amendment to Master Subordination Agreement of even date herewith, and as from time to time amended, supplemented or restated. In the event of any conflict or inconsistency, the Master Subordination Agreement shall prevail and control over this Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

     Section 1.  Definitions.  As used herein the terms "Energy
PLC", "EnCap :LP", "Bargo", "TJG", "Future", "Subordinate Creditors", "Collateral Agent", "EnCap Note Agreement", "Energy PLC Note", "EnCap LP Note", "Bargo/TJG Purchase Agreement", "Bargo Note", "TJG Note" and "Shared Security Documents" have the meanings given them above, and the following additional terms have the following meanings:

     "Collateral" means all property of any kind which is subject to a Lien under any Shared Security Document or which, under the terms of any Shared Security Document, is purported to be subject to a Lien.

     "Creditor Agreement" means each of the EnCap Note Agreement and the Bargo/TJG Purchase Agreement.

     "Default Period" means any period during which an Event of Default has occurred and is continuing.

     "Enforcement Action" means any exercise of any rights or remedies against any Collateral, whether under any Shared Security Documents or otherwise, in order to foreclose upon, collect, take possession of, sell, lease, dispose of, or otherwise realize upon Collateral or to settle or compromise claims against Collateral.

     "Event of Default" means any Event of Default as such term is defined in either the EnCap Note Agreement or the Bargo/TJG
Purchase Agreement.

     "Lien" means, with respect to any property or assets, any right or interest therein of a Subordinate Creditor to secure or securing indebtedness or liabilities owed to him or any other arrangement with such Subordinate Creditor which provides for the payment of such indebtedness or liabilities out of such property or assets or which allows him to have such indebtedness or liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including without limitation any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise.

     "Note" means each of the Energy PLC Note, the EnCap LP Note, the Bargo Note and the TJG Note.

     "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Pro Rata Share" means with respect to each Subordinate Creditor, the percentage obtained by dividing Future's outstanding Subordinated Debt for principal to such Subordinate Creditor (including without limitation any participation owned by such Subordinate Creditor in any other Subordinate Creditor's Subordinated Debt purchased pursuant to Section 5 below) by Future's aggregate outstanding Subordinated Debt for principal to all Subordinate Creditors.

     "Required Subordinate Creditors" means, at the time in question, one or more Subordinate Creditors whose Pro Rata Shares at such time exceeds 51%.

     "Subordinated Debt" means (i) all outstanding indebtedness or obligations of Future (whether matured or unmatured) owing to Energy PLC or EnCap LP (or any of their successors or assigns) under the EnCap Note Agreement, the Energy PLC Note, the EnCap LP Note or any of the Shared Security Documents, and (ii) all outstanding indebtedness or obligations of Future (whether matured or unmatured) owing to Bargo or TJG (or any of their successors or assigns) under the Bargo/TJG Purchase Agreement, the Bargo Note, the TJG Note or any of the Shared Security Documents.

     Section 2. Appointment and Authority of Agent. In order to expedite the enforcement of the rights and remedies set forth in the Shared Security Documents, Subordinate Creditors hereby appoint EnCap LP to act as Collateral Agent under the Shared Security Documents on the terms and conditions set forth herein and therein. Subordinate Creditors hereby authorize and direct Collateral Agent to take such action on their behalf under the terms and provisions of the Shared Security Documents and to exercise such rights and remedies thereunder as are specifically delegated to or required of Collateral Agent under the terms and provisions of this Agreement. Collateral Agent is hereby expressly authorized as agent and transfer agent on behalf of Subordinate Creditors, and Collateral Agent hereby agrees, to do the following in accordance with the terms and conditions of this Agreement and the Shared Security Documents:

     (a) To hold in safekeeping original counterparts of the Shared Security Documents and the evidence of the filing or recording thereof;

     (b) To maintain physical possession of any of the Collateral delivered to Collateral Agent as contemplated in any of the Shared Security Documents;

     (c) To receive all other documents and items to be furnished to Collateral Agent under the Shared Security Documents;

     (d) To distribute to the Subordinate Creditors information, requests, documents, and other items received from Future and others under the Shared Security Documents;

     (e) To execute and deliver to Future and others all requests, demands, notices, approvals, consents and other communications which Required Subordinate Creditors request to be so delivered in connection with the Shared Security Documents (subject to the terms and conditions set forth herein);

     (f) To receive on behalf of Subordinate Creditors any payment of monies paid to Collateral Agent in accordance with the Shared Security Documents, and to distribute to each Subordinate Creditor in accordance with the terms of this Agreement such Subordinate Creditor's Pro Rata Share of all payments so received;

     (g) To act on behalf of Subordinate Creditors at the direction of any Subordinate Creditor to maintain the perfection and priority of the Liens under the Shared Security Documents;

     (h) To the extent permitted by this Agreement and the Shared Security Documents and as directed by Required Subordinate Creditors, to exercise on behalf of each Subordinate Creditor all remedies of Collateral Agent and Subordinate Creditors under the Shared Security Documents upon the occurrence of any Event of Default; and

     (i) To release Collateral as and when directed by all Subordinate Creditors.

     Section 3. Enforcement Action. Notwithstanding anything herein to the contrary, Collateral Agent shall not take any Enforcement Action without the prior written consent of Required Subordinate
Creditors.

     Section 4. Notices of Default, Acceleration, and Enforcement Action. Whenever an Event of Default shall occur and be continuing and any Subordinate Creditor shall have actual knowledge thereof, such Subordinate Creditor shall promptly notify Collateral Agent and the other Subordinate Creditors of such Event of Default. Whenever any Subordinate Creditor requests or directs Collateral Agent to take any Enforcement Action or to exercise any other right or remedy under any Shared Security Document with respect to any Event of Default, such Subordinate Creditor shall promptly notify the other Subordinate Creditors of such request or direction.

     Section 5.  Payments, Proceeds and Additional Collateral.

     (a)     Should any Subordinate Creditor ever receive during a
     Default Period, whether pursuant to a Shared Security Document or by exercise of any right of offset or banker's lien, payment, prepayment, counterclaim, cross-action or otherwise (except pursuant to this Agreement), any amount or payment on account of its respective Subordinated Debt owed by Future, such Subordinate Creditor shall promptly distribute to each other Subordinate Creditor by wire transfer (by purchasing, to the extent necessary, a participation from each other Subordinate Creditor) such other Subordinate Creditor's Pro Rata Share
     of any such amounts received.   If all or any part of any funds
     transferred pursuant to the preceding sentence is thereafter recovered from the selling Subordinate Creditor which received the same, the purchase provided for in the preceding sentence shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to court order to be paid on account of the possession of such funds prior to such recovery. Should Collateral Agent ever receive any amounts from an Enforcement Action (whether or not during a Default Period), Collateral Agent shall -- notwithstanding any instructions to the contrary by Future and unless otherwise directed by all Subordinate Creditors -- promptly distribute to each Subordinate Creditor its respective Pro Rata Share of such amounts; provided that if Collateral Agent is then taking action to collect against any of the Collateral in compliance with the directions of Required Subordinate Creditors, such amounts shall first be applied to the reasonable costs and expenses, including attorneys' fees, incurred by Collateral Agent in taking such action. All such distributions to a Subordinate Creditor shall be applied by such Subordinate Creditor pursuant to the terms of such Subordinate Creditor's Creditor Agreement and Note.

     (b) Whenever Collateral Agent in good faith determines that it is uncertain about how to distribute to Subordinate Creditors any funds which it has received, or whenever Collateral Agent in good faith determines that there is any dispute among Subordinate Creditors about how such funds should be distributed, Collateral Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Collateral Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Collateral Agent is otherwise required to invest funds pending distribution to Subordinate Creditors, Collateral Agent shall pending such distribution deposit and invest such funds in a separate money market account with a commercial bank or trust company organized and doing business under the laws of the United States of America or any state thereof which has capital, surplus and undivided profits of at least $250,000,000; all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Collateral Agent for distribution to Subordinate Creditors shall be held by Collateral Agent pending such distribution solely as Collateral Agent for such Subordinate Creditors, and Collateral Agent shall have no equitable title to any portion thereof.

     (c) No Subordinate Creditor nor Collateral Agent shall accept any Collateral for any Subordinated Debt except by means of a Lien granted in such Collateral to all Subordinate Creditors or to Collateral Agent for the benefit of all Subordinate Creditors.

     (d)     Without the prior written consent of all Subordinate
     Creditors, no Subordinate Creditor shall -- whether due to an Event of Default or otherwise -- accelerate the maturity of any Subordinated Debt owed to it or otherwise take any action to collect such Subordinated Debt prior to the date on which it would normally become due, unless such acceleration or other action is based upon (i) an Event of Default described in Section 8.1(i)(i), (i)(ii) or (i)(iii) of the EnCap Note Agreement or Section 13.1 (i)(i), (i)(ii) or (i)(iii) of the the Bargo/TJG Purchase Agreement, (ii) Future's failure to pay principal or interest or premium on Subordinated Debt and 30 days have elapsed since such principal, interest or premium became due, or (ii) any other Event of Default and 90 days have elapsed since such Event of Default (taking into account any requirement for the giving of notice or the passage of time) occurred. Subject to the foregoing, each Subordinate Creditor may protect and enforce its rights under its Note (but not under any Shared Security Documents, which rights shall be enforced pursuant to the terms hereof and thereof) by any appropriate proceedings, and may enforce the payment of any obligations or indebtedness due thereunder.

     (e) If Collateral Agent or any Subordinate Creditor shall, for purposes of making a payment, request that the Subordinate Creditors certify to Collateral Agent the amount and type of Subordinated Debt outstanding, each Subordinate Creditor shall do so promptly and no payment need be made until Subordinate Creditors' Pro Rata Shares have been calculated and confirmed.

     Section 6.     Limited Liability of Collateral Agent; Indemnity.

    (a) Neither Collateral Agent nor any of its officers, directors, employees, attorneys or agents shall be liable to Subordinate Creditors for any action taken or omitted to be taken by Collateral Agent or any of its officers, directors, employees or agents pursuant to and within the scope of the authority granted Collateral Agent under this Agreement, except for its or their own gross negligence or willful misconduct. Collateral Agent shall have no duties or obligations other than those specifically set forth herein or in the Shared Security Documents, or as may subsequently be agreed to in writing by Collateral Agent and all Subordinate Creditors, and no implied duties or obligations whatsoever on Collateral Agent's part shall be read into this Agreement or any of the Shared Security Documents.

     (b) Each Subordinate Creditor hereby agrees to indemnify Collateral Agent, its officers, directors, employees, agents and attorneys against all loss, liability and reasonable cost and expense (to the extent not paid by Future or other Persons and not arising out of or as a result of negligence or willful misconduct on the part of Collateral Agent), including reasonable attorneys' fees, resulting from any action taken or to be taken by it as Collateral Agent on behalf of the Subordinate Creditors within the scope of Collateral Agent's authority under this Agreement, to the extent of such Subordinate Creditor's Pro Rata Share of any such loss, liability, cost, and expense. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSS, LIABILITY, COST OR EXPENSE IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART BY ANY ACT OR OMISSION ARISING OUT OF THE ORDINARY NEGLIGENCE (BUT NOT GROSS NEGLIGENCE) OF ANY PERSON INDEMNIFIED PURSUANT TO THIS SECTION 6(B).

     (c) Collateral Agent shall promptly notify each Subordinate Creditor of the written assertion of, or the commencement of, any claim, suit, action or proceeding filed against Collateral Agent arising out of, or in connection with, this Agreement or any of the Shared Security Documents or the rights, duties or powers conferred upon Collateral Agent hereunder or thereunder, giving with such notice information as to the nature and basis of the lawsuit, a statement of whether Collateral Agent believes it is entitled under this Agreement to any indemnity therefor, and, if so, a statement of Collateral Agent's reasons for so believing. Any Subordinate Creditor shall be entitled to participate in, at its own expense, the defense of any such claim, suit, action or proceeding. Neither the Subordinate Creditors nor Collateral Agent shall be bound by any settlement entered into by any of the other parties hereto without such party's consent.

     Section 7. Collateral Agent's Employees. Collateral Agent may perform any and all duties under the Shared Security Documents and this Agreement by or through agents or employees and shall be entitled to advice of counsel pertaining to all such matters.

     Section 8. Collateral Agent's Reliance. Collateral Agent shall be entitled to rely on any notice, consent, certificate, or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and, in respect of legal matters, upon the opinion of counsel selected by Collateral Agent. Collateral Agent may deem and treat the original Subordinate Creditors hereunder as the owners of their respective promissory notes issued in connection with the Creditor Agreements, and of their respective Pro Rata Shares, until receipt by Collateral Agent of notice of assignment or transfer of any interest therein by any Subordinate Creditor; provided, that any such assignment shall be subject to all of the rights and obligations set forth herein. Any request, authority or consent of any Subordinate Creditor pursuant hereto shall be conclusive and binding on any successor or assignee of such Subordinate Creditor.

     Section 9. Certain Actions Requiring Consent of Required Subordinate Creditors. Notwithstanding anything contained herein or in the Shared Security Documents to the contrary, no Subordinate Creditor shall (a) amend or supplement this Agreement or any of the Shared Security Documents or grant any consents or waivers with respect thereto, or release or substitute any Collateral, without the prior written consent of all Subordinate Creditors. No Subordinate Creditor will restate, amend or supplement its Creditor Agreement or Note without the prior written consent of all Subordinate Creditors.

     Section 10. Non-Reliance on Collateral Agent and Other Subordinate Creditors. Each Subordinate Creditor agrees that it has, independently and without reliance on Collateral Agent or any other Subordinate Creditor, and based upon such documents and information as it has deemed appropriate, made its own credit analysis of Future and the Collateral, and its independent decision to enter into this Agreement and the Shared Security Documents, and that it will, independently and without reliance upon Collateral Agent or any other Subordinate Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement and the Shared Security Documents. Collateral Agent shall not have any duty, responsibility or liability to provide any Subordinate Creditor with any credit or other information concerning the affairs, financial condition or business of Future which may come into the possession of Collateral Agent; provided, however, Collateral Agent shall promptly furnish to Subordinate Creditors all information and copies of all written materials received by Collateral Agent in its capacity as Collateral Agent under or in connection with the enforcement of this Agreement or the enforcement of the Shared Security Documents.

     Section 11.  Liability Among Subordinate Creditors.  No
Subordinate Creditor shall incur any implied duty to any other Subordinate Creditor under this Agreement or any Shared Security Document, and each Subordinate Creditor shall have absolute and complete discretion to exercise (or refrain from exercising) its rights hereunder as it deems appropriate in its sole discretion. It is expressly understood and agreed that no Subordinate Creditor assumes, and each Subordinate Creditor hereby releases and exonerates each other Subordinate Creditor from, any and all responsibilities or liabilities (whether express or implied) in connection with the realization of the Collateral, or any loss or depreciation of, or failure to realize upon, any Collateral, or the failure or delay to collect or receive payment of any sums owing from Future, or any mistake, omission or error of judgment in passing upon or accepting any Collateral.

     Section 12.  Resignation or Removal of Collateral Agent.

     (a) Subject to the appointment and acceptance of a successor Collateral Agent as provided below, Collateral Agent may resign at any time by giving notice thereof to each Subordinate Creditor, and Required Subordinate Creditors may remove Collateral Agent at any time by giving notice thereof to each other Subordinate Creditor and Collateral Agent. Upon any such resignation or removal, a successor Collateral Agent may be appointed by Required Subordinate Creditors. If no successor Collateral Agent shall have been appointed by Required Subordinate Creditors and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Subordinate Creditors, appoint a successor Collateral Agent.

     (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder, except to the extent provided above for acts or omissions prior to the resignation or termination. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent,
     (i) the provisions of Sections 5 and 6 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, (ii) any Collateral held in possession of the retiring Collateral Agent shall be delivered to the successor Collateral Agent, and (iii) the retiring Collateral Agent shall assign all of its rights as secured party, mortgagee, assignee, deed of trust beneficiary or other similar position with respect to any of the Collateral to the successor Collateral Agent for the pro rata benefit of the Subordinate Creditors.

     Section 13. No Partnership. The liability of Collateral Agent and each of the Subordinate Creditors hereunder shall be several, not joint or collective. Nothing contained in this Agreement, and no action taken by Collateral Agent or any Subordinate Creditor pursuant hereto, is intended to constitute or shall be deemed to constitute a partnership, association, joint venture or other entity among Collateral Agent, the Subordinate Creditors or any of them, or render them liable as partners, joint venturers or principals.

     Section 14. Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telecopy, or in writing and telexed, telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, four days after being duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of each of the Subordinate Creditors and Collateral Agent, but does not otherwise create, and shall not be construed as creating, any rights or defenses enforceable by Future or by any other Person not a party to this Agreement.

     SECTION 16.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO RULES OF LAW THAT MIGHT REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 17. Severability. Any provision in this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 18. Waivers and Amendments. This Agreement may be amended, terminated or extended, and the terms and conditions hereof may be waived, but only in a written instrument signed by each of the Subordinate Creditors and Collateral Agent or, in the case of a waiver, by the party waiving compliance. No failure, delay or forbearance on the part of any party in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof.

     Section 19.  Survival.  The provisions contained in Sections 5,
6 and 11 hereof shall survive the termination of this Agreement for all purposes.

     Section 20. Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not effect the interpretation of this Agreement.

     Section 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ENERGY PLC:  ENERGY CAPITAL INVESTMENT COMPANY PLC


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP LP AND COLLATERAL AGENT:  ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:     ENCAP INVESTMENTS, L.C., General
Partner


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director

Address for Notices for Energy PLC,
EnCap LP and Collateral Agent:
                               c/o EnCap Investments, L.C.
                               1100 Louisiana, Suite 3150
                               Houston, Texas 77002
                               Attn: Managing Director
                               Telephone: (713) 659-6100
                               Facsimile: (713) 659-6150

BARGO:     BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President

TJG:     TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

Address for Notices for Bargo and TJG:
                                       700 Louisiana, Suite 4650
                                       Houston, Texas 77002
                                       Attention: Tim J. Goff
                                       Telephone: (713) 236-9792
                                       Facsimile: (713) 236-9799

     The undersigned hereby agrees to pay to the above-described Collateral Agent, as and when the same become due, all costs and expenses against which the above-described Subordinate Creditors have provided indemnity in Section 6(b) of the foregoing Intercreditor and Collateral Agency Agreement, which payment shall be made prior to the time when such indemnity would otherwise be required to be paid. The undersigned further acknowledges and consents to the terms of the foregoing
Intercreditor and Collateral Agency Agreement and agrees to be bound thereby in all respects, all as of the date first written above.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation


By:   /s/ Carl Price
B. Carl Price, President

                              SCHEDULE 1

                        Shared Security Documents

1. Pledge Agreement dated November 25, 1997 among Future, Future Petroleum Corporation, a Texas corporation ("Future Texas"), and
Future Energy Corporation, a Nevada corporation ("Future Nevada"), Energy PLC and EnCap LP, amended by First Amendment to Pledge
Agreement dated May 1, 1998 and Second Amendment to Pledge
Agreement of even date herewith.

2.     UCC-1 Financing Statements covering Collateral described in
Pledge Agreement.

3. Amended Registrations of Pledge of even date herewith among Future Texas and Future Nevada, and:
a) BMC Development No. 1 Limited Partnership ("BMC LP")
b) Future Acquisition 1995, Ltd. ("Future LP")
c) NCI-Shawnee Limited Partnership ("NCI-Shawnee LP")

4. Guaranty dated November 25, 1997 by Future Texas, Future Nevada, BMC LP and Future LP in favor of Energy PLC and EnCap LP, amended by First Amendment to Guaranty dated May 1, 1998 and Second
Amendment to Guaranty of even date herewith.

5. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement dated November 25, 1997 by Future Texas, BMC LP, and Future LP in favor of Energy PLC and EnCap LP, amended by First Amendment to Deed of Trust dated May 1, 1998 and Second Amendment to Deed of Trust of even date herewith.

6. UCC-1 Financing Statements covering Collateral described in foregoing Deed of Trust.

7. Security Agreement dated November 25, 1997 by Future, Future Texas, Future Nevada, BMC LP, and Future LP in favor of Energy PLC and EnCap LP, as amended by First Amendment to Security Agreement dated May 1, 1998 and Second Amendment to Security Agreement of even date herewith.

8. UCC-1 Financing Statements covering Collateral described in foregoing Security Agreement.

9. Guaranty dated May 1, 1998 by NCI-Shawnee Limited Partnership ("NCI-Shawnee LP") in favor of Energy PLC and EnCap LP, as amended by First Amendment to Guaranty of even date herewith.

10. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement dated May 1, 1998 by NCI-Shawnee LP in favor of Energy PLC and EnCap LP, as amended by First Amendment to Deed of Trust of even date herewith.

11. UCC-1 Financing Statements covering Collateral described in foregoing Deed of Trust.

12. Security Agreement dated May 1, 1998 by NCI-Shawnee LP in favor of Energy PLC and EnCap LP, as amended by First Amendment to Security Agreement of even date herewith.

13. UCC-1 Financing Statements covering Collateral described in foregoing Security Agreement.


14. Guaranty dated August 14, 1998 by Future Cal-Tex Corporation ("Future Cal-Tex") in favor of Energy PLC and EnCap LP, as amended by First Amendment to Guaranty of even date herewith.

15. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement dated May 1, 1998 by Future Cal-Tex in favor of Energy PLC and EnCap LP, as amended by First Amendment to Deed of Trust of even date herewith.

16. UCC-1 Financing Statements covering Collateral described in foregoing Deed of Trust.

17. Security Agreement dated August 14, 1998 by Future Cal-Tex in favor of Energy PLC and EnCap LP, as amended by First Amendment to Security Agreement of even date herewith.

18. UCC-1 Financing Statements covering Collateral described in foregoing Security Agreement.

19. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement of even date herewith by Future LP in favor of Energy PLC, EnCap LP, Bargo and TJG.

20. UCC-1 Financing Statements covering Collateral described in foregoing Deed of Trust.




                             EXHIBIT 10.11


                     RENEWAL PROMISSORY NOTE

$2,616,629.16              Houston, Texas                 October 15, 1998

     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation, hereby promises to pay to the order of ENERGY CAPITAL INVESTMENT COMPANY PLC, an English investment company ("Lender") the principal sum of TWO MILLION SIX HUNDRED SIXTEEN THOUSAND SIX HUNDRED TWENTY-NINE AND 16 /100 Dollars ($2,616,629.16) with interest on the unpaid balance thereof from the date hereof until maturity at the rate of ten percent (10%) per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 1100 Louisiana, Suite 3150, Houston, Texas 77002, or at such other place within Harris County, Texas as from time to time may be designated by the holder of this Note.

     All past due principal and/or interest or installments thereof shall bear interest at the highest rate for which the undersigned may legally contract under applicable law or, if no such rate is designated under applicable law, at the rate of eighteen percent (18%) per annum.

     Interest only on this Note shall be due and payable quarterly as it accrues on the last business day of each quarter, beginning December 31, 1998 and continuing regularly thereafter until and including December 31, 2003, on which date all unpaid principal of and accrued interest on this Note shall be due and payable. Notwithstanding the foregoing, the undersigned shall have the option, exercisable with respect to each of the first seven quarterly installments of interest due hereunder, not to pay any such quarterly installment of interest, in which event (a) such non-payment of interest shall not constitute a "Default" or "Event of Default," as such terms are defined in the EnCap Note Agreement, (ii) any such unpaid installment of interest shall not bear interest at the default rate set forth above and (iii) the amount of any unpaid installment of interest shall automatically be added to the principal amount hereof, effective as of the date such unpaid installment of interest was due hereunder, and shall bear interest at the rate of interest set forth herein.

     This Note (a) is executed and delivered in connection with and pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among the undersigned, Energy Capital Investment Company PLC and EnCap Equity 1994 Limited Partnership, as from time to time amended, supplemented or restated (the "EnCap Note Agreement"), which restated and superseded (i) that certain Purchase and Sale Agreement dated November 25, 1997 between the undersigned and Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and Gecko Booty 1994 I Limited Partnership and (ii) that certain Purchase and Sale Agreement dated May 1, 1998 between the undersigned and Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and NCI Enterprises, Inc., and is one of the "Notes" as defined therein, (b) is subject to the terms and provisions thereof, which contains provisions for acceleration of maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain security documents (as identified therein). Reference is hereby made to (i) the EnCap Note Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein, and (ii) the security documents referenced above for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     This Note is in renewal and extension, but not in novation or extinguishment, of that certain Promissory Note dated May 1, 1998 executed by the undersigned and payable to the order of Lender in the original principal amount of $3,370,694.12, which was in renewal, extension and increase, but not in novation or extinguishment, of that certain Promissory Note dated November 25, 1997 executed by the undersigned and payable to the order of Lender in the original principal amount of $3,123,041.

     The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal. Any partial prepayments of principal shall be applied to installments thereof in the inverse order of maturity.

     It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

     The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation

By:   /s/ Carl Price
B. Carl Price, President

    The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Obligations (as defined in the Master Subordination Agreement, dated as of August 14, 1998, made by and between the "Junior Creditor" therein (including the payee named herein) and Future Petroleum Corporation, a Utah corporation, Future Cal-Tex Corporation, a Texas corporation, Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No. 1 Limited Partnership, a Texas limited partnership, NCI-Shawnee Limited Partnership, a Texas limited partnership, Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, in favor of Bank of America National Trust and Savings Association (the "Subordination Agreement") pursuant to, and to the extent provided in, the Subordination Agreement by the maker hereof and payee named herein in favor of Bank of America National Trust and Savings Association and any person now or hereafter designated as its designees, agents, successors or assigns.



                            EXHIBIT 10.12


                            RENEWAL PROMISSORY NOTE

$2,883,370.84                Houston, Texas               October 15, 1998

     FOR VALUE RECEIVED, the undersigned, FUTURE PETROLEUM CORPORATION, a Utah corporation, hereby promises to pay to the order of ENCAP EQUITY 1994 LIMITED PARTNERSHIP, a Texas limited partnership ("Lender") the principal sum of TWO MILLION EIGHT HUNDRED EIGHTY-THREE THOUSAND THREE HUNDRED SEVENTY AND 84/100 Dollars ($2,883,370.84) with interest on the unpaid balance thereof from the date hereof until maturity at the rate of ten percent (10%) per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 1100 Louisiana, Suite 3150, Houston, Texas 77002, or at such other place within Harris County, Texas as from time to time may be designated by the holder of this Note.

     All past due principal and/or interest or installments thereof shall bear interest at the highest rate for which the undersigned may legally contract under applicable law or, if no such rate is designated under applicable law, at the rate of eighteen percent (18%) per annum.

     Interest only on this Note shall be due and payable quarterly as it accrues on the last business day of each quarter, beginning December 31, 1998 and continuing regularly thereafter until and including December 31, 2003, on which date all unpaid principal of and accrued interest on this Note shall be due and payable. Notwithstanding the foregoing, the undersigned shall have the option, exercisable with respect to each of the first seven quarterly installments of interest due hereunder, not to pay any such quarterly installment of interest, in which event (a) such non-payment of interest shall not constitute a "Default" or "Event of Default," as such terms are defined in the EnCap Note Agreement, (ii) any such unpaid installment of interest shall not bear interest at the default rate set forth above and (iii) the amount of any unpaid installment of interest shall automatically be added to the principal amount hereof, effective as of the date such unpaid installment of interest was due hereunder, and shall bear interest at the rate of interest set forth herein.

     This Note (a) is executed and delivered in connection with and pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among the undersigned, Energy Capital Investment Company PLC and EnCap Equity 1994 Limited Partnership, as from time to time amended, supplemented or restated (the "EnCap Note Agreement"), which restated and superseded (i) that certain Purchase and Sale Agreement dated November 25, 1997 between the undersigned and Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and Gecko Booty 1994 I Limited Partnership and (ii) that certain Purchase and Sale Agreement dated May 1, 1998 between the undersigned and Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and NCI Enterprises, Inc., and is one of the "Notes" as defined therein, (b)is subject to the terms and provisions thereof, which contains provisions for acceleration of maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain security documents (as identified therein). Reference is hereby made to (i) the EnCap Note Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein, and (ii) the security documents referenced above for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     This Note is in renewal and extension, but not in novation or extinguishment, of that certain Promissory Note dated May 1, 1998 executed by the undersigned and payable to the order of Lender in the original principal amount of $3,714,305.88, which was in renewal, extension and increase, but not in novation or extinguishment, of that certain Promissory Note dated November 25, 1997 executed by the undersigned and payable to the order of Lender in the original principal amount of $3,301,959.

     The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal. Any partial prepayments of principal shall be applied to installments thereof in the inverse order of maturity.

     It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

     The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF TEXAS AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation

By:   /s/ Carl Price
B. Carl Price, President

     The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Obligations (as defined in the Master Subordination Agreement, dated as of August 14, 1998, made by and between the "Junior Creditor" therein (including the payee named herein) and Future Petroleum Corporation, a Utah corporation, Future Cal-Tex Corporation, a Texas corporation, Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No. 1 Limited Partnership, a Texas limited partnership, NCI-Shawnee Limited Partnership, a Texas limited partnership, Future Energy Corporation, a Nevada corporation and Future Petroleum Corporation, a Texas corporation, in favor of Bank of America National Trust and Savings Association (the "Subordination Agreement") pursuant to, and to the extent provided in, the Subordination Agreement by the maker hereof and payee named herein in favor of Bank of America National Trust and Savings Association and any person now or hereafter designated as its designees, agents, successors or assigns.



                            EXHIBIT 10.13


                      SECOND AMENDMENT TO PLEDGE AGREEMENT

     THIS SECOND AMENDMENT TO PLEDGE AGREEMENT (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Pledgor" and collectively, "Pledgors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC, EnCap LP, Bargo and TJG, collectively, "Secured Party").

                             RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Pledgors entered into that certain Pledge Agreement dated as of November 25, 1997, as amended by a First Amendment to Pledge Agreement dated May 1, 1998 (as amended, the "Original Agreement") in favor of Energy PLC and EnCap LP, pursuant to which Pledgors granted to Energy PLC and EnCap LP a security interest in the Collateral as defined therein to secure the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by
(i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Pledgors and Secured Party desire to amend the Original Agreement as expressly set forth herein.


     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Pledgors from Secured Party's extension of credit under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Notes, Pledgors hereby agree with Secured Party as follows:

                      ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this Second Amendment to Pledge Agreement.

     "Pledge Agreement" means the Original Agreement, as amended by this Second Amendment to Pledge Agreement.

                          ARTICLE II - Amendments

     2.1 Issuers. The definition of "Issuer" in the Original Agreement is hereby amended to include Future Cal-Tex Corporation, a Texas corporation, as an Issuer.

     2.2 Notes. The definition of "Notes" in the Original Agreement is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Agreement, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.3 Purchase Agreement. The definition of "Purchase Agreement" in the Original Agreement is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, as such documents are amended, supplemented or restated.

     2.4 Exhibit A. Exhibit A to the Original Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

     2.5 Grant and Re-Grant of Security Interest. As collateral security for all of the Secured Obligations, each Pledgor hereby pledges and assigns, and re-pledges and re-assigns, to Secured Party and grants and re-grants to Secured Party a continuing security interest, for the benefit of Secured Party, in and to all right, title and interest of each Pledgor in and to any and all of the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located.

                        ARTICLE III -- Miscellaneous


     3.1. Ratification of Agreement. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Pledge Agreement in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Secured Party under the Pledge Agreement or any other Note Document nor constitute a waiver of any provision of the Pledge Agreement or any other Note Document.

     3.2. Survival of Agreements. Pledgors hereby represent and warrant that all representations and warranties contained in the Original Agreement are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Pledgors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Secured Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Pledgors hereunder or under the Pledge Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Pledgors under this Amendment and under the Pledge Agreement.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Pledge Agreement pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

FUTURE PETROLEUM CORPORATION
 a Utah corporation


By:   /s/ Carl Price
B. Carl Price, President


FUTURE ENERGY CORPORATION
 a Nevada corporation


By:   /s/ Carl Price
B. Carl Price, President


FUTURE PETROLEUM CORPORATION
 a Texas corporation


By:   /s/ Carl Price
B. Carl Price, President
Address of Pledgors:
                       2351 West Northwest Highway
                       Dallas, Texas 75220
                       Attention: Carl Price
                       Telecopy: 214-350-8382

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director

Address of Energy PLC and EnCap LP:
                                   c/o EnCap Investments, L.C.
                                   1100 Louisiana, Suite 3150
                                   Houston, Texas 77002
                                   Attn: Managing Director
                                   Telephone: (713) 659-6100
                                   Facsimile: (713) 659-6150

BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President

TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

Address of Bargo and TJG:
                          700 Louisiana, Suite 4650
                          Houston, Texas 77002
                          Attention: Tim J. Goff
                          Telephone: (713) 236-9792
                          Facsimile: (713) 236-9799

                                      EXHIBIT A

                         Description of Initial Pledged Stock

Pledgor                    Issuer                    Cert. No.     No. of Shares
----------------        ---------------------        ---------     -------------
Future Petroleum        Future Energy                   1                 1,000
Corporation,              Corporation,                                    common
a Utah corporation      a Nevada corporation

Future Petroleum        Future Petroleum                 1                 1,000
Corporation,              Corporation,                                    common
a Utah corporation      a Texas corporation

Future Petroleum        Future Cal-Tex                   1                 1,000
Corporation,              Corporation,                                    common
a Utah corporation      a Texas corporation




                    Description of Initial Partnership Rights

Pledgor                           Issuer                      Interest
--------------------          ---------------------------   -------------------
Future Energy                 BMC Development No. 1            99% limited
Corporation,                  Limited Partnership           partnership interest
a Nevada corporation          a Texas limited partnership


Future Energy                 Future Acquisition 1995, Ltd.     99% limited
Corporation,                  a Texas limited               partnership interest
a Nevada corporation          partnership

Future Energy                 NCI-Shawnee Limited                99% limited
Corporation,                  Partnership                   partnership interest
a Nevada corporation          a Texas limited partnership


Future Petroleum              BMC Development No. 1              1% general
Corporation,                  Limited Partnership           partnership interest
a Texas corporation           a Texas limited partnership


Future Petroleum              Future Acquisition 1995, Ltd.      1% general
Corporation,                  a Texas limited partnership   partnership interest
a Texas corporation

Future Petroleum              NCI-Shawnee Limited Partnership    1% general
Corporation,                  a Texas limited partnership   partnership interest
a Texas corporation

                              FINANCING STATEMENT

This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.  The name and address of the Debtor ("Debtor") is:

              Future Petroleum Corporation
              a Texas corporation
              2351 West Northwest Highway
              Dallas, Texas 75220
              Attention: Carl Price

2.  The name and address of the secured parties ("Secured Party") are:

              Energy Capital Investment Company PLC
              c/o EnCap Investments L.C.
              1100 Louisiana, Suite 3150
              Houston, Texas 77002
              Attention: Colin Nisbeth

              EnCap Equity 1994 Limited Partnership
              c/o EnCap Investments L.C.
              1100 Louisiana, Suite 3150
              Houston, Texas 77002
              Attention: Colin Nisbeth

              Bargo Energy Company
              700 Louisiana, Suite 4650
              Houston, Texas 77002
              Attention: Tim J. Goff

              TJG Investments Inc.
              700 Louisiana, Suite 4650
              Houston, Texas 77002
              Attention: Tim J. Goff

3. This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

(a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation Future Petroleum Corporation, a Texas corporation, and Future Cal-Tex Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

(b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

(i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

(ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

(c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership, Future Acquisition 1995, Ltd., and NCI-Shawnee Limited Partnership, each a Texas limited partnership, and any successors of any such partnerships.

4. This Financing Statement is presented for filing to the Secretary of State of Texas.

FUTURE PETROLEUM CORPORATION
 A Texas corporation


By:   /s/ Carl Price
B. Carl Price, President


                        FINANCING STATEMENT

This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.  The name and address of the Debtor ("Debtor") is:

             Future Energy Corporation
             a Nevada corporation
             2351 West Northwest Highway
             Dallas, Texas 75220
             Attention: Carl Price

2.  The name and address of the secured parties ("Secured Party") are:

             Energy Capital Investment Company PLC
             c/o EnCap Investments L.C.
             1100 Louisiana, Suite 3150
             Houston, Texas 77002
             Attention: Colin Nisbeth

             EnCap Equity 1994 Limited Partnership
             c/o EnCap Investments L.C.
             1100 Louisiana, Suite 3150
             Houston, Texas 77002
             Attention: Colin Nisbeth

             Bargo Energy Company
             700 Louisiana, Suite 4650
             Houston, Texas 77002
             Attention: Tim J. Goff

             TJG Investments Inc.
             700 Louisiana, Suite 4650
             Houston, Texas 77002
             Attention: Tim J. Goff

3. This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

(a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation Future Petroleum Corporation, a Texas corporation, and Future Cal-Tex Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

(b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

(i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

(ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

(c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership, Future Acquisition 1995, Ltd., and NCI-Shawnee Limited Partnership, each a Texas limited partnership, and any successors of any such partnerships.

4. This Financing Statement is presented for filing to the Secretary of State of Nevada.

FUTURE ENERGY CORPORATION
 A Nevada corporation


By:   /s/ Carl Price
    B. Carl Price, President


                          FINANCING STATEMENT

This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.  The name and address of the Debtor ("Debtor") is:

         Future Petroleum Corporation
         a Utah corporation
         2351 West Northwest Highway
         Dallas, Texas 75220
         Attention: Carl Price

2.  The name and address of the secured parties ("Secured Party") are:

         Energy Capital Investment Company PLC
         c/o EnCap Investments L.C.
         1100 Louisiana, Suite 3150
         Houston, Texas 77002
         Attention: Colin Nisbeth

         EnCap Equity 1994 Limited Partnership
         c/o EnCap Investments L.C.
         1100 Louisiana, Suite 3150
         Houston, Texas 77002
         Attention: Colin Nisbeth

         Bargo Energy Company
         700 Louisiana, Suite 4650
         Houston, Texas 77002
         Attention: Tim J. Goff

         TJG Investments Inc.
         700 Louisiana, Suite 4650
         Houston, Texas 77002
         Attention: Tim J. Goff

3. This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

(a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by such Debtor or in which such Debtor otherwise has any rights: the shares of stock described on Exhibit A hereto and all other shares of stock in Future Energy Corporation, a Nevada corporation Future Petroleum Corporation, a Texas corporation, and Future Cal-Tex Corporation, a Texas corporation, which are now or hereafter owned by Debtor, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

(b) Partnership Rights. All of the following (herein collectively called the "Partnership Rights"), whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:

(i) all proceeds, interest, profits, and other payments or rights to payment attributable to Debtor's interests in the Partnerships, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for any interest of Debtor in any Partnership, including interim distributions, returns of capital, loan repayments, and payments made in liquidation of any Partnership, and whether or not the same arise or are payable under any partnership agreement or certificate forming any Partnership or any other agreement governing any Partnership or the relations among the partners in any Partnership (and any and all such partnership agreements, certificates, and other agreements being herein called the "Partnership Agreements"); and

(ii) all other interests and rights of Debtor in any of the Partnerships, whether under the Partnership Agreements or otherwise, including without limitation any right to cause the dissolution of any Partnership or to appoint or nominate a successor to Debtor as a partner in any Partnership.

(c) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used above, "Partnership" means each of BMC Development No. 1 Limited Partnership, Future Acquisition 1995, Ltd., and NCI-Shawnee Limited Partnership, each a Texas limited partnership, and any successors of any such partnerships.

4. This Financing Statement is presented for filing to the Secretary of State of Texas.

FUTURE PETROLEUM CORPORATION
 A Utah corporation


By:   /s/ Carl Price
    B. Carl Price, President

     FUTURE PETROLEUM CORPORATION.
     2351 West Northwest Highway
     Dallas, Texas 75220

     October 15, 1998

     AMENDED REGISTRATION OF PLEDGE OF UNCERTIFICATED SECURITY


BMC Development No. 1 Limited Partnership
Future Acquisition 1995, Ltd.
NCI-Shawnee Limited Partnership
c/o Future Petroleum Corporation, general partner
2351 West Northwest Highway
Dallas, Texas 75220
Attention: Secretary

Ladies and Gentlemen:

The undersigned are the registered owners of the entire general and limited partnership interest in BMC Development No. 1 Limited Partnership, Future Acquisition 1995, Ltd., and NCI-Shawnee Limited Partnership, each a Texas limited partnership (the "Partnerships").

The undersigned have pledged their entire general and limited partnership interests in the Partnerships registered to the undersigned to Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, Bargo Energy Company and TJG Investments Inc. ("Secured Party"). Please register this pledge in the partnership records of the Partnerships and upon such registration, execute this letter in the space below and return an executed original to the undersigned at the above address and to Secured Party c/o EnCap Investments L.C., 1100 Louisiana, Suite 3150, Houston, Texas 77002,
Attention: Colin Nisbeth.

This Amended Registration of Pledge supersedes and replaces those certain Registrations of Pledge dated November 25, 1997 and May 1, 1998 by the undersigned.

FUTURE ENERGY CORPORATION,
 a Nevada corporation

By:   /s/ Carl Price
B. Carl Price, President

FUTURE PETROLEUM CORPORATION,
 a Texas corporation

By:   /s/ Carl Price
B. Carl Price, President

AS OF THIS 15th DAY OF OCTOBER, 1998, the undersigned hereby CONSENTS TO AND ACKNOWLEDGES the foregoing pledge, and the undersigned did register the foregoing pledge in its limited partnership records of the Partnership

FUTURE PETROLEUM CORPORATION,
 a Texas corporation, general partner of each of the Partnerships

By:   /s/ Carl Price
B. Carl Price, President


                             EXHIBIT 10.14

                                                   Future Texas, Future Nevada,
                                                         BMC LP, Future LP
                        SECOND AMENDMENT TO GUARANTY

     THIS SECOND AMENDMENT TO GUARANTY (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Guarantor" and collectively, "Guarantors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC,. EnCap LP, Bargo and TJG, collectively, "Sellers").

                               RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Guarantors entered into that certain Guaranty dated as of November 25, 1997, as amended by a First Amendment to Guaranty dated May 1, 1998 (as amended, the "Original Guaranty") in favor of Energy PLC and EnCap LP, pursuant to which Guarantors guaranteed the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by
(i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Guarantors and Sellers desire to amend the Original Guaranty as expressly set forth herein.


     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantors from Sellers' extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Sellers to extend credit under the Notes, Guarantors hereby agree with Sellers, as follows:

                   ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Guaranty. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Guaranty shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this Second Amendment to Guaranty.

     "Guaranty" means the Original Guaranty, as amended by this Second Amendment to Guaranty.

                         ARTICLE II - Amendments

     2.1 Notes. The definition of "Notes" in the Original Guaranty is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Guaranty, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Guaranty is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, as such documents are amended, supplemented or restated. The definition of "Obligation Documents" in the Original Guaranty is hereby amended to include the "Amended Security Documents" as such term is defined in the EnCap Note Agreement and the "Security Documents" as such term is defined in the Bargo/TJG Purchase Agreement.

     2.3 Guaranty. Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Seller the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

     (a) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

     (b) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise;

all as further set forth in the Guaranty.


                       ARTICLE III -- Miscellaneous

     3.1. Ratification of Guaranty. The Original Guaranty as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Guaranty in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Sellers under the Guaranty or any other Note Document nor constitute a waiver of any provision of the Guaranty or any other Note Document.

     3.2. Survival of Agreements. Guarantors hereby represent and warrant that all representations and warranties contained in the Original Guaranty are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantors hereunder or under the Guaranty to Sellers shall be deemed to constitute representations and warranties by, or agreements and covenants of, Guarantors under this Amendment and under the Guaranty.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Guaranty pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Guarantor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

FUTURE ENERGY CORPORATION,
 a Nevada corporation

By:   /s/ Carl Price
B. Carl Price, President


FUTURE PETROLEUM CORPORATION,
 a Texas corporation

By:   /s/ Carl Price
B. Carl Price, President


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP,
 a Texas limited partnership
FUTURE ACQUISITION 1995, LTD.,
 a Texas limited partnership

By:     FUTURE PETROLEUM CORPORATION,
 a Texas corporation, General Partner


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director


BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President


TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

                            EXHIBIT 10.15


                                                             NCI-Shawnee LP
                       FIRST AMENDMENT TO GUARANTY

     THIS FIRST AMENDMENT TO GUARANTY (this "Amendment") is made as of
October 15, 1998 by each of the undersigned (each individually a "Guarantor" and collectively, "Guarantors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC,. EnCap LP, Bargo and TJG, collectively, "Sellers").

                               RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Guarantors entered into that certain Guaranty dated as of May 1, 1998 (the "Original Guaranty") in favor of Energy PLC and EnCap LP, pursuant to which Guarantors guaranteed the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by
(i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note" and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Guarantors and Sellers desire to amend the Original Guaranty as expressly set forth herein.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantors from Sellers' extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Sellers to extend credit under the Notes, Guarantors hereby agree with Sellers, as follows:

                    ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Guaranty. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Guaranty shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this First Amendment to Guaranty.

     "Guaranty" means the Original Guaranty, as amended by this First Amendment to Guaranty.

                        ARTICLE II - Amendments

     2.1 Notes. The definition of "Notes" in the Original Guaranty is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Guaranty, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Guaranty is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, as such documents are amended, supplemented or restated. The definition of "Obligation Documents" in the Original Guaranty is hereby amended to include the "Amended Security Documents" as such term is defined in the EnCap Note Agreement and the "Security Documents" as such term is defined in the Bargo/TJG Purchase Agreement.

     2.3 Guaranty. Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Seller the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

     (a) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

     (b) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise;

all as further set forth in the Guaranty.

                     ARTICLE III -- Miscellaneous


      3.1. Ratification of Guaranty. The Original Guaranty as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Guaranty in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Sellers under the Guaranty or any other Note Document nor constitute a waiver of any provision of the Guaranty or any other Note Document.

     3.2. Survival of Agreements. Guarantors hereby represent and warrant that all representations and warranties contained in the Original Guaranty are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantors hereunder or under the Guaranty to Sellers shall be deemed to constitute representations and warranties by, or agreements and covenants of, Guarantors under this Amendment and under the Guaranty.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Guaranty pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Guarantor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

NCI-SHAWNEE LIMITED PARTNERSHIP,
 a Texas limited partnership

By:     FUTURE PETROLEUM CORPORATION,
 a Texas corporation, General Partner


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director


BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President


TJG INVESTMENTS INC.


By:    /s/ Tim J. Goff
Tim J. Goff, President

                            EXHIBIT 10.16


                                                            NCI-Shawnee LP
                   FIRST AMENDMENT TO SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Debtor" and collectively, "Debtors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC, EnCap LP, Bargo and TJG , collectively, "Secured Party").

                           RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Debtors entered into that certain Security Agreement dated as of May 1, 1998 (the "Original Agreement") in favor of Energy PLC and EnCap LP, pursuant to which Debtors granted to Energy PLC and EnCap LP a security interest in the Collateral as defined therein to secure the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by
(i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Debtors and Secured Party desire to amend the Original Agreement as expressly set forth herein.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtors from Secured Party's extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Notes, Debtors hereby agrees with Secured Party, as follows:

                ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this First Amendment to Security Agreement.

     "Security Agreement" means the Original Agreement, as amended by this First Amendment to Security Agreement.

                        ARTICLE II - Amendments

     2.1 Notes. The definition of "Notes" in the Original Agreement is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Agreement, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Agreement is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement.

     2.3 Grant and Re-Grant of Security Interest. As collateral security for all of the Secured Obligations, each Debtor hereby pledges and assigns, and re-pledges and re-assigns, to Secured Party and grants and re-grants to Secured Party a continuing security interest, for the benefit of Secured Party, in and to all right, title and interest of each Debtor in and to any and all of the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located.

                    ARTICLE III -- Miscellaneous

     3.1. Ratification of Security Agreement. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Security Agreement in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Secured Party under the Security Agreement or any other Note Document nor constitute a waiver of any provision of the Security Agreement or any other Note Document.

     3.2. Survival of Agreements. Debtors hereby represent and warrant that all representations and warranties contained in the Original Agreement are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Debtors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtors hereunder or under the Security Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtors under this Amendment and under the Security Agreement.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Security Agreement pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Debtor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

NCI-SHAWNEE LIMITED PARTNERSHIP,
 a Texas limited partnership

By:     FUTURE PETROLEUM CORPORATION,
 a Texas corporation, General Partner


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By:   /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By:   /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director


BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President

TJG INVESTMENTS INC.


By:  /s/ Tim J. Goff
Tim J. Goff, President

Address of Bargo and TJG:
                          700 Louisiana, Suite 4650
                          Houston, Texas 77002
                          Attention: Tim J. Goff
                          Telephone: (713) 236-9792
                          Facsimile: (713) 236-9799

                             EXHIBIT 10.17



                                                         Future Cal-Tex
                    FIRST AMENDMENT TO GUARANTY

     THIS FIRST AMENDMENT TO GUARANTY (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Guarantor" and collectively, "Guarantors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC,. EnCap LP, Bargo and TJG, collectively, "Sellers").

                          RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Guarantors entered into that certain Guaranty dated as of August 14, 1998 (the "Original Guaranty") in favor of Energy PLC and EnCap LP, pursuant to which Guarantors guaranteed the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by (i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Guarantors and Sellers desire to amend the Original Guaranty as expressly set forth herein.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantors from Sellers' extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Sellers to extend credit under the Notes, Guarantors hereby agree with Sellers, as follows:

                       ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Guaranty. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Guaranty shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this First Amendment to Guaranty.

     "Guaranty" means the Original Guaranty, as amended by this First Amendment to Guaranty.

                         ARTICLE II - Amendments

     2.1 Notes. The definition of "Notes" in the Original Guaranty is hereby amended to include (a) those certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Guaranty, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Guaranty is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, as such documents are amended, supplemented or restated. The definition of "Obligation Documents" in the Original Guaranty is hereby amended to include the "Amended Security Documents" as such term is defined in the EnCap Note Agreement and the "Security Documents" as such term is defined in the Bargo/TJG Purchase Agreement.

     2.3 Guaranty. Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each
Seller the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

     (a) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

     (b) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise;

all as further set forth in the Guaranty.

                   ARTICLE III -- Miscellaneous


     3.1. Ratification of Guaranty. The Original Guaranty as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Guaranty in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Sellers under the Guaranty or any other Note Document nor constitute a waiver of any provision of the Guaranty or any other Note Document.

     3.2. Survival of Agreements. Guarantors hereby represent and warrant that all representations and warranties contained in the Original Guaranty are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantors hereunder or under the Guaranty to Sellers shall be deemed to constitute representations and warranties by, or agreements and covenants of, Guarantors under this Amendment and under the Guaranty.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Guaranty pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Guarantor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

FUTURE CAL-TEX CORPORATION,
 a Texas corporation


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By: /s/ D. Martin Phillips
Name:  D. Martin Phillips


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By:  /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director


BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President


TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

                            EXHIBIT 10.18


                                                     Future Cal-Tex
                 FIRST AMENDMENT TO SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Debtor" and collectively, "Debtors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC, EnCap LP, Bargo and TJG, collectively, "Secured Party").

                            RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by
(i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Debtors entered into that certain Security Agreement dated as of August 14, 1998 (the "Original Agreement") in favor of Energy PLC and EnCap LP, pursuant to which Debtors granted to Energy PLC and EnCap LP a security interest in the Collateral as defined therein to secure the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by (i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Debtors and Secured Party desire to amend the Original Agreement as expressly set forth herein.


     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtors from Secured Party's extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Notes, Debtors hereby agrees with Secured Party, as follows:

                ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this First Amendment to Security Agreement.

     "Security Agreement" means the Original Agreement, as amended by this First Amendment to Security Agreement.

                     ARTICLE II - Amendments

     2.1     Notes.  The definition of "Notes" in the Original
Agreement is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Agreement, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2     Purchase Agreement.  The definition of "Purchase
Agreement" in the Original Agreement is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement.

     2.3 Grant and Re-Grant of Security Interest. As collateral security for all of the Secured Obligations, each Debtor hereby pledges and assigns, and re-pledges and re-assigns, to Secured Party and grants and re-grants to Secured Party a continuing security interest, for the benefit of Secured Party, in and to all right, title and interest of each Debtor in and to any and all of the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located.

                 ARTICLE III -- Miscellaneous

     3.1. Ratification of Security Agreement. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Security Agreement in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Secured Party under the Security Agreement or any other Note Document nor constitute a waiver of any provision of the Security Agreement or any other Note Document.

     3.2. Survival of Agreements. Debtors hereby represent and warrant that all representations and warranties contained in the Original Agreement are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Debtors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtors hereunder or under the Security Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtors under this Amendment and under the Security Agreement.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Security Agreement pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Debtor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

FUTURE CAL-TEX CORPORATION,
 a Texas corporation


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By:   /s/ D. Martin Phillips
Name:   D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By: /s/ D. Martin Phillips
Name:   D. Martin Phillips



BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President


TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

Address of Bargo and TJG:
                          700 Louisiana, Suite 4650
                          Houston, Texas 77002
                          Attention: Tim J. Goff
                          Telephone: (713) 236-9792
                          Facsimile: (713) 236-9799


                             EXHIBIT 10.19



                                             Future, Future Texas,
                                             Future Nevada, BMC LP, Future LP
                   SECOND AMENDMENT TO SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of October 15, 1998 by each of the undersigned (each individually a "Debtor" and collectively, "Debtors"), in favor of Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap LP"), Bargo Energy Company, a Texas general partnership ("Bargo") and TJG Investments Inc., a Texas corporation ("TJG"; Energy PLC, EnCap LP, Bargo and TJG, collectively, "Secured Party").

                            RECITALS:

     A. Energy PLC and EnCap LP have heretofore extended credit to Future Petroleum Corporation, a Utah corporation ("Buyer") pursuant to that certain Note Restructuring Agreement dated August 14, 1998 among Buyer, Energy PLC and EnCap LP (as from time to time amended, supplemented or restated, the "EnCap Note Agreement"), as evidenced by (i) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Energy PLC Note") and (ii) that certain Renewal Promissory Note of even date herewith made by Buyer and payable to the order of EnCap LP in the original principal amount of $2,883,370.84, which renewed and extended the indebtedness described therein (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "EnCap LP Note").

     B. Debtors entered into that certain Security Agreement dated as of November 25, 1997, as amended by a First Amendment to Security Agreement dated May 1, 1998 (as amended, the "Original Agreement") in favor of Energy PLC and EnCap LP, pursuant to which Debtors granted to Energy PLC and EnCap LP a security interest in the Collateral as defined therein to secure the indebtedness of Buyer under the EnCap Note Agreement, the Energy PLC Note and the EnCap Note.

     C. Bargo and TJG are contemporaneously herewith extending credit to Buyer pursuant to that certain Purchase and Sale Agreement of even date herewith among Buyer, Bargo and TJG (as from time to time amended, supplemented or restated, the "Bargo/TJG Purchase Agreement"), as evidenced by
(i) that certain Promissory Note of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Bargo Note") and (ii) that certain Promissory Note of even date herewith made by Buyer and payable to the order of TJG in the original principal amount of $602,400 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "TJG Note"; the Energy PLC Note, the EnCap Note, the Bargo Note and the TJG Note, collectively, the "Notes").

     D. Debtors and Secured Party desire to amend the Original Agreement as expressly set forth herein.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtors from Secured Party's extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Notes, Debtors hereby agrees with Secured Party, as follows:

                    ARTICLE I - Definitions and References

     1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this 1.2.

     "Amendment" means this Second Amendment to Security Agreement.

     "Security Agreement" means the Original Agreement, as amended by this Second Amendment to Security Agreement.

                           ARTICLE II - Amendments

     2.1 Notes. The definition of "Notes" in the Original Agreement is hereby amended to include (a) those certain Renewal Promissory Notes of even date herewith made by Buyer and payable to the order of Energy PLC in the original principal amount of $2,616,629.16 and EnCap LP in the original principal amount of $2,883,370.84, given in renewal and extension, but not novation or extinguishment, of the Notes as defined in the Original Agreement, and (b) those certain Promissory Notes of even date herewith made by Buyer and payable to the order of Bargo in the original principal amount of $3,397,600 and TJG in the original principal amount of $602,400, in each case as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

     2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Agreement is hereby amended to include the EnCap Note Agreement and the Bargo/TJG Purchase Agreement.

     2.3 Grant and Re-Grant of Security Interest. As collateral security for all of the Secured Obligations, each Debtor hereby pledges and assigns, and re-pledges and re-assigns, to Secured Party and grants and re-grants to Secured Party a continuing security interest, for the benefit of Secured Party, in and to all right, title and interest of each Debtor in and to any and all of the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located.

                     ARTICLE III -- Miscellaneous


     3.1. Ratification of Security Agreement. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Security Agreement in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Secured Party under the Security Agreement or any other Note Document nor constitute a waiver of any provision of the Security Agreement or any other Note Document.

     3.2. Survival of Agreements. Debtors hereby represent and warrant that all representations and warranties contained in the Original Agreement are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Debtors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the EnCap Note Agreement and the Bargo/TJG Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtors hereunder or under the Security Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtors under this Amendment and under the Security Agreement.

     3.3. Documents. This Amendment is a Note Document, and all provisions in the Security Agreement pertaining to Note Documents apply hereto.

     3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, each Debtor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.

FUTURE PETROLEUM CORPORATION,
 a Utah corporation

By:   /s/ Carl Price
B. Carl Price, President

FUTURE ENERGY CORPORATION,
 a Nevada corporation

By:   /s/ Carl Price
B. Carl Price, President

FUTURE PETROLEUM CORPORATION,
 a Texas corporation

By:   /s/ Carl Price
B. Carl Price, President


BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP,
 a Texas limited partnership
FUTURE ACQUISITION 1995, LTD.,
 a Texas limited partnership

By:     Future Petroleum Corporation,
 a Texas corporation, General Partner


By:   /s/ Carl Price
B. Carl Price, President

AGREED TO AND ACKNOWLEDGED:

ENERGY CAPITAL INVESTMENT COMPANY PLC


By:   /s/ D. Martin Phillips
Name:  D. Martin Phillips
Director


ENCAP EQUITY 1994 LIMITED PARTNERSHIP

By:  ENCAP INVESTMENTS, L.C., General Partner


By:   /s/ D. Martin Phillips
Name:  D. Martin Phillips
Managing Director


BARGO ENERGY COMPANY


By:   /s/ Tim J. Goff
Tim J. Goff, President

TJG INVESTMENTS INC.


By:   /s/ Tim J. Goff
Tim J. Goff, President

Address of Bargo and TJG:
                          700 Louisiana, Suite 4650
                          Houston, Texas 77002
                          Attention: Tim J. Goff
                          Telephone: (713) 236-9792
                          Facsimile: (713) 236-9799